Main Estimates

2025–2026

Budget principal

2025–2026

New Nouveau Brunswick

Main Estimates 2025–2026

Published by:
Department of Finance and Treasury Board
Province of New Brunswick
P.O. Box 6000
Fredericton, New Brunswick
E3B 5H1
Canada

Internet: www.gnb.ca/finance

March 18, 2025

Cover:
Executive Council Office, Corporate Communications (# 24-01744)

Printing and Binding:
Printing Services, Service New Brunswick

ISBN 978-1-4605-4210-1 (Bilingual Print Edition)
ISBN 978-1-4605-4211-8 (PDF: Bilingual edition)

ISSN 0700-2467

Printed in New Brunswick

Budget principal 2025–2026

Publié par :
Ministère des Finances et du Conseil du Trésor
Province du Nouveau-Brunswick
Case postale 6000
Fredericton (Nouveau-Brunswick)
E3B 5H1
Canada

Internet : www.gnb.ca/finances

18 mars 2025

Couverture :
Bureau du Conseil exécutif, Communications gouvernementales (n° 24-01744)

Imprimerie et reliure :
Services d'imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-4210-1 (édition bilingue imprimée)
ISBN 978-1-4605-4211-8 (PDF : édition bilingue)

ISSN 0700-2467

Imprimé au Nouveau-Brunswick

Think Recycling! Pensez à recycler!

TABLE OF CONTENTS / TABLE DES MATIÈRES

TABLE OF CONTENTS / TABLE DES MATIÈRES

(continued / suite)

Department / Ministère
(continued / suite)

TABLE OF CONTENTS / TABLE DES MATIÈRES

(continued / suite)

SECTION 4 - REVENUE / RECETTES

Department / Ministère

--- Section 1 ---

EXPLANATORY NOTES /

NOTES EXPLICATIVES

Explanatory Notes

Introduction

The 2025–2026 Main Estimates represent the Government's financial plan presented to the Legislative Assembly for the fiscal year ending March 31, 2026. The Main Estimates outline the estimated revenues and expenditures for the year based upon the policies, programs and priorities of the Government.

Estimates Format

The 2025–2026 Main Estimates are divided into four sections as follows:

Section 1 – Explanatory Notes

This section provides an overview of the Main Estimates document.

Section 2 – Comparative Budget Plan

The *Statement of Surplus or Deficit* includes a summary of revenues and expenses for the Ordinary Account, Capital Account, Special Purpose Account, Special Operating Agencies, Sinking Fund Earnings and Amortization of Tangible Capital Assets, resulting in a Surplus or Deficit.

Government is required to recognize the gross cost of a tangible capital asset when establishing the amortization expense. Given that tangible capital assets have been acquired through a capital budget appropriation and amortization expense is simply the result of these past decisions, an appropriation for amortization expense is not required. A table of amortization expense has been provided in Section 2 for information purposes only.

Notes explicatives

Introduction

Le Budget principal de 2025–2026 est le plan financier du gouvernement qui est présenté à l'Assemblée législative pour l'année financière se terminant le 31 mars 2026. Le budget principal explique les recettes et les dépenses prévues pour l'année selon les politiques, les programmes et les priorités du gouvernement.

Format du budget principal

Le Budget principal de 2025–2026 est divisé en quatre sections :

Section 1 – Notes explicatives

Cette section présente un survol du document du budget principal.

Section 2 – Plan budgétaire comparatif

L'*État de l'excédent ou du déficit* inclut un sommaire des recettes et des dépenses pour le compte ordinaire, le compte de capital, le compte à but spécial, le compte des organismes de services spéciaux, les gains sur les fonds d'amortissement et d'amortissement des immobilisations corporelles, donnant lieu à un excédent ou à un déficit.

Le gouvernement doit reconnaître le coût brut des immobilisations corporelles dans l'établissement de la charge d'amortissement. Vu que les immobilisations corporelles ont été acquises par crédit du budget de capital et que la charge d'amortissement est simplement le résultat des décisions précédentes, il n'est pas nécessaire de faire adopter un crédit pour la charge d'amortissement. Un tableau de la charge d'amortissement est fourni pour information dans la section 2.

Section 3 – Expenditures

This section provides comparative expenditure information (i.e. 2024–2025 Estimate, 2024–2025 Revised and 2025–2026 Estimate) by account in summary form. This section also provides further information by department, program and program component. It also includes the departmental appropriations (i.e. To be Voted) by account for each department.

The Main Estimates contain details of appropriations required by the *Financial Administration Act* for the Ordinary Account, Capital Account, Special Operating Agencies and for Loans and Advances.

The Legislature authorizes departmental spending through a number of votes. Statutory payments are excluded from voted amounts due to the fact that spending authority is specified in related legislation and does not require an annual appropriation as per subsection 30(3). Capital and Loans and Advances are voted on a gross basis as they are considered payments out of the Consolidated Fund. Special Purpose Account expenditures are not voted but are included within the Main Estimates for information purposes.

Section 3 – Dépenses

Cette section fournit de l'information comparative sommaire sur les dépenses par compte (Prévisions de 2024–2025, Prévisions révisées de 2024–2025 et Prévisions de 2025–2026). Elle donne aussi de l'information par ministère, par programme et par élément de programme. Elle comprend les crédits (devant être adoptés) par compte pour chaque ministère.

Le budget principal renferme les renseignements sur les crédits exigés par la *Loi sur l'administration financière* pour le compte ordinaire, le compte de capital, le compte des organismes de services spéciaux ainsi que les prêts et les avances.

L'Assemblée législative autorise les dépenses des ministères par un certain nombre de crédits. Les paiements légaux sont exclus des montants votés, car l'autorité de dépenser est précisée dans une loi connexe et n'exige pas un crédit budgétaire annuel aux termes du paragraphe 30(3). Les fonds de capital et les prêts et avances sont votés comme des montants bruts, car ils sont considérés comme des paiements effectués à partir du Fonds consolidé. Les dépenses au compte à but spécial ne sont pas votées, mais elles sont incluses dans le budget principal pour information.

Section 4 – Revenue

This section provides comparative revenue information (i.e. 2024–2025 Estimate, 2024–2025 Revised and 2025–2026 Estimate) by account in summary form. This section also provides further information by department, account and source.

Details on estimated spending plans for all programs and program components, including human resources implications, will be the responsibility of each department when they present their departmental estimates.

It should be noted that throughout the document, numbers may not add due to rounding.

Section 4 - Recettes

Cette section fournit de l'information comparative sommaire sur les recettes (Prévisions de 2024–2025, Prévisions révisées de 2024–2025 et Prévisions de 2025–2026) par compte. Elle fournit aussi de l'information par ministère, par compte et par source.

Les renseignements sur les plans de dépenses prévus pour chaque programme et élément de programme, y compris les répercussions sur les ressources humaines, seront la responsabilité des ministères lorsqu'ils présenteront leurs prévisions.

Veuillez prendre note que les sommes ont été arrondies dans tout le document, ce qui explique les écarts.

--- Section 2 ---

COMPARATIVE BUDGET PLAN / PLAN BUDGÉTAIRE COMPARATIF

COMPARATIVE STATEMENT OF SURPLUS OR DEFICIT / ÉTAT COMPARATIF DE L'EXCÉDENT OU DU DÉFICIT

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	BUDGETARY ACCOUNTS / COMPTES BUDGÉTAIRES	2025–2026 ESTIMATE / PRÉVISIONS
		Revenue / Recettes	
12,761,453	12,722,145	Ordinary Account / Compte ordinaire	13,196,567
26,820	34,757	Capital Account / Compte de capital	23,470
172,486	180,666	Special Purpose Account / Compte à but spécial	196,132
128,037	111,091	Special Operating Agencies (net) / Organismes de services spéciaux (nettes)	153,941
207,400	217,200	Sinking Fund Earnings / Gains du fonds d'amortissement	222,200
13,296,196	13,265,859	**Total Revenue / Recettes totales**	13,792,310
		Expense / Charges	
12,066,835	12,486,189	Ordinary Account / Compte ordinaire	13,033,891
197,862	208,441	Capital Account / Compte de capital	188,121
199,565	199,812	Special Purpose Account / Compte à but spécial	225,190
128,415	106,664	Special Operating Agencies (net) / Organismes de services spéciaux (nettes)	201,442
662,659	663,606	Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles	692,703
13,255,336	13,664,712	**Total Expense / Charges totales**	14,341,347
40,860	**(398,853)**	**Surplus (Deficit) - Before Contingency / Excédent (Déficit) - Avant plan d'urgence**	**(549,037)**
0	0	Contingency / Plan d'urgence	(50,000)
40,860	**(398,853)**	**Surplus (Deficit) - After Contingency / Excédent (Déficit) - Après plan d'urgence**	**(599,037)**

Note: / Remarque :

The 2024–2025 Estimates for both revenue and expense have been restated throughout Main Estimates to reflect government reorganization. / Les prévisions de 2024–2025 pour les recettes et les dépenses ont été redressées dans le budget principal en fonction de la réorganisation du gouvernement.

TOTAL REVENUE / RECETTES TOTALES

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	12,871	-	-	-	12,871
Education and Early Childhood Development / Éducation et Développement de la petite enfance	237,291	-	67,252	-	304,543
Energy / Énergie	3,000	-	-	-	3,000
Environment and Local Government / Environnement et Gouvernements locaux	3,763	-	110,560	-	114,323
Finance and Treasury Board / Finances et Conseil du Trésor	11,513,960	-	66	-	11,514,026
General Government / Gouvernement général	11,248	-	-	-	11,248
Health / Santé	176,304	-	1,500	-	177,804
Justice and Public Safety / Justice et Sécurité publique	251,419	-	17,901	-	269,320
Legislative Assembly / Assemblée législative	682	-	-	-	682
Natural Resources / Ressources naturelles	99,003	7,196	8,624	-	114,823
New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	57,120	50	510	-	57,680
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	6,100	-	-	-	6,100
Other Agencies / Autres organismes	662,344	-	-	-	662,344
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	139,129	-	2,849	5,274	147,252
Regional Development Corporation / Société de développement régional	1,062	-	-	186,002	187,064
Social Development / Développement social	20,376	-	-	-	20,376
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	6,918	-	5,620	8,600	21,138
Transportation and Infrastructure / Transports et Infrastructure	6,951	16,224	650	113,820	137,645
Sub-total / Total partiel	13,209,541	23,470	215,532	313,696	13,762,239
Sinking Fund Earnings / Gains du fonds d'amortissement					222,200
Inter-account Transactions / Opérations intercomptes	(12,974)	-	(19,400)	(159,755)	(192,129)
TOTAL REVENUE / RECETTES TOTALES	13,196,567	23,470	196,132	153,941	13,792,310

TOTAL EXPENSE / CHARGES TOTALES

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	50,485	715	-	-	51,200
Education and Early Childhood Development / Éducation et Développement de la petite enfance	2,111,300	1,605	67,252	-	2,180,157
Energy / Énergie	78,444	-	-	-	78,444
Environment and Local Government / Environnement et Gouvernements locaux	187,202	1,000	111,588	-	299,790
Executive Council Office / Bureau du Conseil exécutif	12,591	-	-	-	12,591
Finance and Treasury Board / Finances et Conseil du Trésor	32,135	-	66	-	32,201
General Government / Gouvernement général	1,456,864	-	-	-	1,456,864
Health / Santé	4,091,088	40,280	1,750	-	4,133,118
Justice and Public Safety / Justice et Sécurité publique	403,213	-	23,365	-	426,578
Legislative Assembly / Assemblée législative	38,364	-	-	-	38,364
Natural Resources / Ressources naturelles	141,468	17,350	7,519	-	166,337
New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	232,958	44,085	3,600	-	280,643
Office of the Premier / Cabinet du premier ministre	1,734	-	-	-	1,734
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	71,200	-	-	-	71,200
Other Agencies / Autres organismes	423,699	-	-	-	423,699
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	757,732	2,200	2,649	5,136	767,717
Regional Development Corporation / Société de développement régional	79,571	33,075	-	226,726	339,372
Service of the Public Debt / Service de la dette publique	673,000	-	-	-	673,000

TOTAL EXPENSE / CHARGES TOTALES

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	ORDINARY ACCOUNT / COMPTE ORDINAIRE	CAPITAL ACCOUNT / COMPTE DE CAPITAL	SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL	SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX	TOTAL
Social Development / Développement social	1,742,504	23,354	-	-	1,765,858
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	84,840	19,017	5,601	8,848	118,306
Transportation and Infrastructure / Transports et Infrastructure	398,934	1,075,265	1,800	120,487	1,596,486
Total Expenditure / Dépenses totales	13,069,326	1,257,946	225,190	361,197	14,913,659
Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(3,061)	(1,069,825)	-	-	(1,072,886)
Inter-account Transactions / Opérations intercomptes	(32,374)	-	-	(159,755)	(192,129)
Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles					692,703
TOTAL EXPENSE / CHARGES TOTALES	13,033,891	188,121	225,190	201,442	14,341,347

CHANGE IN NET DEBT / L'ÉVOLUTION DE LA DETTE NETTE

(In thousands of dollars / En milliers de dollars)

	2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	2025–2026 ESTIMATE / PRÉVISIONS
Net Debt - Beginning of Year / Dette nette - Début de l'exercice	**(12,362,240)**	**(11,829,141)**	**(12,500,348)**
Changes in Year / Changements durant l'exercice			
Surplus (Deficit) / Excédent (Déficit)	40,860	(398,853)	(549,037)
Investments in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(1,018,860)	(935,960)	(1,072,886)
Amortization of Tangible Capital Assets / Amortissement des immobilisations corporelles	662,659	663,606	692,703
(Increase) Decrease in Net Debt / (Augmentation) Diminution de la dette nette	**(315,341)**	**(671,207)**	**(929,220)**
Net Debt - End of Year / Dette nette - Fin de l'exercice	**(12,677,581)**	**(12,500,348)**	**(13,429,568)**
Net Debt-to-GDP Ratio / Rapport entre la dette nette et le PIB	**26.7%**	**25.6%**	**26.6%**

COMPARATIVE STATEMENT OF INVESTMENT IN TANGIBLE CAPITAL ASSETS / ÉTAT COMPARATIF DE L'INVESTISSEMENT DANS LES IMMOBILISATIONS CORPORELLES

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	DEPARTMENT / MINISTERE	2025–2026 ESTIMATE / PREVISIONS
0	0	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	250
1,858	1,858	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,123
1,000	969	Environment and Local Government / Environnement et Gouvernements locaux	1,000
59,018	39,953	Health / Santé	36,252
30,613	19,113	Natural Resources / Ressources naturelles	11,485
33,000	53,403	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	37,792
1,000	2,000	Social Development / Développement social	1,000
14,460	14,460	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	11,923
877,911	804,204	Transportation and Infrastructure / Transports et Infrastructure	972,061
1,018,860	935,960	TOTAL	1,072,886

COMPARATIVE STATEMENT OF AMORTIZATION / ÉTAT COMPARATIF D'AMORTISSEMENT

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTERE	2025–2026 ESTIMATE / PRÉVISIONS
396	396	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	404
68,161	68,161	Education and Early Childhood Development / Education et Développement de la petite enfance	72,628
2,921	3,253	Environment and Local Government / Environnement et Gouvernements locaux	2,735
125,269	127,101	Health / Santé	124,582
419	419	Justice and Public Safety / Justice et Sécurité publique	279
1,096	952	Natural Resources / Ressources naturelles	1,471
4,193	5,038	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	5,404
35,182	35,939	Other Agencies / Autres organismes	38,486
458	295	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	264
853	341	Regional Development Corporation / Société de développement régional	341
0	0	Social Development / Développement socia	2,443
2,466	2,466	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	2,660
403,345	401,345	Transportation and Infrastructure / Transports et Infrastructure	420,806
17,900	17,900	Vehicle Management Agency / Agence de gestion des véhicules	20,200
662,659	663,606	TOTAL	692,703

--- Section 3 ---

EXPENDITURES /

DÉPENSES

COMPARATIVE STATEMENT OF ESTIMATED GROSS EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES BRUTES PRÉVUES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2025–2026 ESTIMATE / PRÉVISIONS
48,470	73,470	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	50,485
1,910,758	1,906,581	Education and Early Childhood Development / Éducation et Développement de la petite enfance	2,111,300
79,707	76,257	Energy / Energie	78,444
173,374	173,104	Environment and Local Government / Environnement et Gouvernements locaux	187,202
11,714	11,464	Executive Council Office / Bureau du Conseil exécutif	12,591
49,081	44,771	Finance and Treasury Board / Finances et Conseil du Trésor	32,135
1,214,187	1,300,221	General Government / Gouvernement général	1,456,864
3,798,167	4,016,352	Health / Santé	4,091,088
374,842	385,250	Justice and Public Safety / Justice et Sécurité publique	403,213
47,336	43,073	Legislative Assembly / Assemblée législative	38,364
130,508	156,908	Natural Resources / Ressources naturelles	141,468
196,341	187,348	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	232,958
1,734	1,834	Office of the Premier / Cabinet du premier ministre	1,734
46,549	44,311	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	71,200
455,160	448,339	Other Agencies / Autres organismes	423,699
750,259	736,700	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	757,732
80,873	80,873	Regional Development Corporation / Société de développement régional	79,571
608,000	583,000	Service of the Public Debt / Service de la dette publique	673,000
1,658,974	1,763,964	Social Development / Développement social	1,742,504
80,680	80,705	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	84,840
396,466	402,746	Transportation and Infrastructure / Transports et Infrastructure	398,934
12,113,180	12,517,271	Total Expenditure / Dépenses totales	13,069,326
(18,200)	0	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(3,061)
(28,145)	(31,082)	Inter-account Transactions / Opérations intercomptes	(32,374)
12,066,835	12,486,189	TOTAL EXPENSE / CHARGES TOTALES	13,033,891

SUMMARY OF AMOUNTS TO BE VOTED / SOMMAIRE DES MONTANTS FAISANT L'OBJET D'UN VOTE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

DEPARTMENT / MINISTÈRE	2025–2026 TOTAL ORDINARY / ORDINAIRE	NON-VOTED / NON-VOTÉ	TO BE VOTED / À VOTER
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	50,485	62	50,423
Education and Early Childhood Development / Éducation et Développement de la petite enfance	2,111,300	62	2,111,238
Energy / Énergie	78,444	-	78,444
Environment and Local Government / Environnement et Gouvernements locaux	187,202	124	187,078
Executive Council Office / Bureau du Conseil exécutif	12,591	-	12,591
Finance and Treasury Board / Finances et Conseil du Trésor	32,135	62	32,073
General Government / Gouvernement général	1,456,864	279	1,456,585
Health / Santé	4,091,088	62	4,091,026
Justice and Public Safety / Justice et Sécurité publique	403,213	124	403,089
Legislative Assembly / Assemblée législative	38,364	4,800	33,564
Natural Resources / Ressources naturelles	141,468	62	141,406
New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	232,958	47	232,911
Office of the Premier / Cabinet du premier ministre	1,734	93	1,641
Opportunities New Brunswick / Opportunités Nouveau-Brunswick	71,200	47	71,153
Other Agencies / Autres organismes	423,699	417,605	6,094
Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	757,732	62	757,670
Regional Development Corporation / Société de développement régional	79,571	-	79,571
Service of the Public Debt / Service de la dette publique	673,000	668,700	4,300
Social Development / Développement social	1,742,504	109	1,742,395
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	84,840	62	84,778
Transportation and Infrastructure / Transports et Infrastructure	398,934	28,094	370,840
TOTAL	13,069,326	1,120,456	11,948,870

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	DEPARTMENT / MINISTERE	2025–2026 ESTIMATE / PREVISIONS
465	265	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	715
2,654	2,654	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,605
1,000	969	Environment and Local Government / Environnement et Gouvernements locaux	1,000
44,392	44,392	Health / Santé	40,280
32,393	20,893	Natural Resources / Ressources naturelles	17,350
38,000	58,403	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	44,085
2,200	2,200	Post-Secondary Education, Training and Labour / Education postsecondaire, Formation et Travail	2,200
63,700	63,700	Regional Development Corporation / Société de développement régional	33,075
17,000	24,873	Social Development / Développement social	23,354
20,039	21,539	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	19,017
976,679	904,513	Transportation and Infrastructure / Transports et Infrastructure	1,075,265
1,198,522	1,144,401	Total Expenditure / Dépenses totales	1,257,946
(1,000,660)	(935,960)	Investment in Tangible Capital Assets / Investissement dans les immobilisations corporelles	(1,069,825)
197,862	208,441	TOTAL EXPENSE / CHARGES TOTALES	188,121

Note: / Remarque:

The capital construction and capital improvement expenditures for government departments are voted under the Public Works and Infrastructure program in the Department of Transportation and Infrastructure. / Les dépenses relatives aux installations permanentes et à l'amélioration des biens immobiliers sont votées dans le cadre du programme Travaux publics et infrastructure du ministère des Transports et de l'Infrastructure.

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2025–2026 ESTIMATE / PRÉVISIONS
64,051	66,053	Education and Early Childhood Development / Éducation et Développement de la petite enfance	67,252
88,335	90,417	Environment and Local Government / Environnement et Gouvernements locaux	111,588
66	66	Finance and Treasury Board / Finances et Conseil du Trésor	66
1,750	2,879	Health / Santé	1,750
21,138	20,882	Justice and Public Safety / Justice et Sécurité publique	23,365
7,125	7,819	Natural Resources / Ressources naturelles	7,519
4,450	2,100	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	3,600
5,116	2,062	Post-Secondary Education, Training and Labour / Education postsecondaire, Formation et Travail	2,649
5,594	5,594	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	5,601
1,940	1,940	Transportation and Infrastructure / Transports et Infrastructure	1,800
199,565	199,812	TOTAL	225,190

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2025–2026 ESTIMATE / PRÉVISIONS
5,197	5,242	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	5,136
176,235	145,035	Regional Development Corporation / Société de développement régional	226,726
8,522	8,987	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	8,848
108,400	116,300	Transportation and Infrastructure / Transports et Infrastructure	120,487
298,354	275,564	Total Expenditure / Dépenses totales	361,197
(169,939)	(168,900)	Inter-account Transactions / Opérations intercomptes	(159,755)
128,415	106,664	TOTAL EXPENSE / CHARGES TOTALES	201,442

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2025–2026 ESTIMATE / PRÉVISIONS
8,600	8,600	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	8,600
3,224	3,224	New Brunsick Housing Corporation / Société d'habitation du Nouveau-Brunswick	3,224
50,000	50,000	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	50,000
90,500	78,001	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	90,500
152,324	139,825	TOTAL	152,324

WORKING CAPITAL - MAXIMUM BALANCES / FONDS DE ROULEMENT - SOLDES MAXIMAUX

(In thousands of dollars / En milliers de dollars)

WORKING CAPITAL ADVANCES / AVANCES - FONDS DE ROULEMENT :		
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		1,100
Health / Santé		1,225
Justice and Public Safety / Justice et Sécurité publique		4
Social Development / Développement social		1,900
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		500
Transportation and Infrastructure / Transports et Infrastructure		3,000
WorkSafeNB / Travail sécuritaire NB		
- Education and Early Childhood Development / Ėducation et Développement de la petite enfance	160	
- Finance and Treasury Board / Finances et Conseil du Trésor	360	520
TOTAL - WORKING CAPITAL ADVANCES / AVANCES - FONDS DE ROULEMENT		8,249
PETTY CASH ADVANCES / AVANCES - PETITE CAISSE :		
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		10
Education and Early Childhood Development / Ėducation et Développement de la petite enfance		150
Environment and Local Government / Environnement et Gouvernements locaux		1
Health / Santé		2
Justice and Public Safety / Justice et Sécurité publique		29
Natural Resources / Ressources naturelles		12
New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick		6
Post-Secondary Education, Training and Labour / Ėducation postsecondaire, Formation et Travail		14
Social Development / Développement social		24
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		110
Transportation and Infrastructure / Transports et Infrastructure		23
Other (small advances) / Autres (petits avances)		3
TOTAL - PETTY CASH ADVANCES / AVANCES - PETITE CAISSE		384
INVENTORIES / STOCKS :		
Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches		2,000
Health / Santé		8,830
Justice and Public Safety / Justice et Sécurité publique		550
Natural Resources / Ressources naturelles		510
New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick		100
Post-Secondary Education, Training and Labour / Ėducation postsecondaire, Formation et Travail		150
Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture		900
Transportation and Infrastructure / Transports et Infrastructure		23,000
TOTAL - INVENTORIES / STOCKS		36,040

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /

MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
48,470	73,470	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	50,485
48,470	73,470	TOTAL - Gross Ordinary / Compte brute ordinaire	50,485

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AGRICULTURE, AQUACULTURE AND FISHERIES

PROGRAM OBJECTIVES

To deliver targeted programs and services, and provide strategic direction in support of economic development opportunities related to the sustainable primary and value-added agriculture, aquaculture and fisheries sectors.

PROGRAM COMPONENTS

EXECUTIVE ADMINISTRATION — 714

Provide executive management and strategic direction.

AGRICULTURE — 15,316

To provide specialist advice and services for the growth and competitiveness of the agriculture sector. To provide services and programs focused on maintaining livestock and animal health, crop development and preserving food safety and quality.

FISHERIES AND AQUACULTURE — 5,964

To provide specialist advice and services for the growth and competitiveness of the fisheries and aquaculture sector. To provide services and programs focused on maintaining sustainable practices and preserving food safety and quality.

MARKETING AND TRADE — 2,625

To provide strategic delivery and coordination of marketing and trade initiatives such as Local Food and Beverages Strategy, seafood exports, market intelligence and other related activities.

AGRICULTURE, AQUACULTURE ET PÊCHES

OBJECTIFS DU PROGRAMME

Assurer la prestation de programmes et services, et fournir la direction stratégique en support des opportunités de développement économique relatif aux secteurs primaire durable et à valeur ajoutée de l'agriculture, de l'aquaculture et des pêches.

ÉLÉMENTS DU PROGRAMME

ADMINISTRATION GÉNÉRALE — 714

Assurer une gestion supérieure et une orientation stratégique.

AGRICULTURE — 15,316

Offrir des conseils et des services spécialisés pour la croissance et la compétitivité du secteur de l'agriculture. Fournir des services et des programmes visant le maintien en bonne santé du bétail et des animaux, le développement des cultures et la préservation de la salubrité et de la qualité des aliments.

PÊCHERIES ET AQUACULTURE — 5,964

Offrir des conseils et des services spécialisés pour la croissance et la compétitivité du secteur des pêches et de l'aquaculture. Fournir des services et des programmes visant le maintien des pratiques durables et la préservation de la salubrité et de la qualité des aliments.

MARKETING ET COMMERCE — 2,625

Assurer la prestation et la coordination stratégiques d'initiatives de marketing et de commerce comme la Stratégie sur les boissons et les aliments locaux, les exportations de produits de la mer, la collecte de renseignements commerciaux et d'autres activités connexes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AGRICULTURE, AQUACULTURE AND FISHERIES (continued)		AGRICULTURE, AQUACULTURE ET PÊCHES (suite)
BUSINESS GROWTH	1,639	CROISSANCE DES ENTREPRISES
To provide strategic delivery and coordination of development initiatives to support new entrants and the growth of businesses within the agriculture, aquaculture and fisheries sectors.		Assurer la prestation et la coordination stratégiques d'initiatives de développement pour appuyer les nouveaux venus et la croissance des entreprises dans les secteurs de l'agriculture, de l'aquaculture et des pêches.
INDUSTRY FINANCIAL PROGRAMS	23,435	PROGRAMMES FINANCIERS DESTINÉS À L'INDUSTRIE
To provide financial assistance to the agriculture, aquaculture and fisheries sectors under various funding programs.		Fournir une aide financière aux industries de l'agriculture, de l'aquaculture et des pêches au titre de divers programmes de financement.
FARM PRODUCTS COMMISSION	792	COMMISSION DES PRODUITS DE FERME
To provide management and administrative support to the Commission in the monitoring of commodity boards under the provision of the *Natural Products Act*.		Fournir un soutien en gestion et un soutien administratif à la Commission, qui est responsable, en vertu des dispositions de la *Loi sur les produits naturels*, de la surveillance des divers offices de commercialisation.
TOTAL	50,485	TOTAL
TOTAL - DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES	50,485	TOTAL - MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
Less amounts authorized by law	62	Moins crédits autorisés par la loi
TO BE VOTED	50,423	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
65	65	Capital Equipment / Biens d'équipement	315
400	200	Strategic Infrastructure / Infrastructure stratégique	400
465	265	TOTAL	715

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
1,600	1,600	New Brunswick Agricultural Insurance Commission / Commission de l'assurance agricole du Nouveau-Brunswick	1,600
7,000	7,000	Loan Programs / Programmes de prêts	7,000
8,600	8,600	TOTAL	8,600
		TO BE VOTED / À VOTER	8,600

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
105,087	104,913	Corporate and Other Education Services / Services généraux et autres services d'enseignement	133,805
1,517,414	1,530,012	School Districts / Districts scolaires	1,601,992
288,257	271,656	Early Childhood Development / Développement de la petite enfance	375,503
1,910,758	1,906,581	TOTAL - Gross Ordinary / Compte brute ordinaire	2,111,300

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER EDUCATION SERVICES

PROGRAM OBJECTIVES

Provide administration and support services as well as research and planning services for the department. Manage programs and services in the area of instruction and evaluation.

PROGRAM COMPONENTS

MANAGEMENT SERVICES — 11,495

Provide support in the areas of executive management, human resources, finance, accounting, budgeting, administration and performance and continuous improvement.

Provide planning and research services for the department in areas such as education research, statistical analysis, policy and legislation.

EDUCATION SERVICES — 65,078

Plan, develop and ensure implementation of the prescribed curriculum for the public schools of the province.

Provide support services to the district staff in the organization, implementation and maintenance of educational services.

Provide direct and indirect educational services to students with additional needs.

Develop and administer a provincial comprehensive policy on educational evaluation.

Develop and administer provincial testing programs at both elementary and secondary school levels.

Funding and monitoring of early intervention services, development of curriculum and professional learning and provision of other supports for early childhood development.

SERVICES GÉNÉRAUX ET AUTRES SERVICES D'ENSEIGNEMENT

OBJECTIFS DU PROGRAMME

Fournir des services d'administration et de support ainsi que des services de recherche et de planification au ministère. Gérer des programmes et services dans les domaines de l'instruction et de l'évaluation.

ÉLÉMENTS DU PROGRAMME

SERVICES DE GESTION — 11,495

Fournir des services de soutien dans les domaines de direction supérieure, ressources humaines, finances, comptabilité, budget, administration et rendement et amélioration continue.

Fournir des services de planification et de recherche au ministère dans des domaines tels que la recherche en éducation, l'analyse statistique, les politiques et les lois.

SERVICES ÉDUCATIFS — 65,078

Planifier, élaborer et assurer la mise en oeuvre des programmes d'études prescrits pour les écoles publiques de la province.

Fournir des services de soutien au personnel des districts pour l'élaboration, la mise en oeuvre, et le suivi de services éducatifs.

Fournir des services éducatifs directs et indirects aux élèves ayant des besoins additionnels.

Élaborer et administrer une politique provinciale globale sur l'évaluation de l'enseignement.

Élaborer et administrer des programmes l'évaluation aux niveaux scolaires primaire et secondaire.

Financement et suivi des services d'intervention précoce, élaboration de curriculum éducatifs et de développement professionnel et autres appuis en lien avec le développment de la petite enfance.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER EDUCATION SERVICES (continued)		SERVICES GÉNÉRAUX ET AUTRES SERVICES D'ENSEIGNEMENT (suite)
SUPPORT SERVICES	57,232	SERVICES DE SOUTIEN
Provide support services to school districts.		Fournir des services de soutien aux districts scolaires.
TOTAL	133,805	TOTAL

SCHOOL DISTRICTS		DISTRICTS SCOLAIRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide funding for school programs and services and develop financial policies and procedures for school districts.		Fournir les fonds pour les programmes et services scolaires, et élaborer des directives et modalités financières pour les districts scolaires.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
DISTRICT OFFICE	45,168	BUREAU DES DISTRICTS
Provide administrative, financial and budgeting services for school districts. Implement prescribed curriculum and provide pedagogical support to schools.		Fournir des services administratifs, financiers et budgétaires aux districts scolaires. Appliquez les programmes d'études et offrir un soutien pédagogique aux écoles.
Develop, implement and maintain human resource services for bargaining and non-bargaining employees.		Élaborer, mettre sur pied et soutenir des services de ressources humaines pour le personnel syndiqué et non syndiqué.
EDUCATIONAL SERVICES	1,336,155	SERVICES D'ÉDUCATION
Funding for prescribed instructional programs.		Fonds pour les programmes pédagogiques prescrits.
FACILITIES	157,202	INSTALLATIONS
Funding for planning and operation of school facilities.		Fonds pour la planification et le fonctionnement des installations scolaires.
PUPIL TRANSPORTATION	63,467	TRANSPORT DES ÉLÈVES
Funding for the operation and maintenance of the school bus fleet.		Fonds pour le fonctionnement et l'entretien du parc d'autobus scolaires.
TOTAL	1,601,992	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

EARLY CHILDHOOD DEVELOPMENT		DÉVELOPPEMENT DE LA PETITE ENFANCE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide services aimed at supporting parents and enhancing early learning experiences to improve childhood outcomes.		Fournir des services qui visent à soutenir les parents et accroître les expériences en apprentissage précoce afin d'améliorer les résultats des enfants.
TOTAL	375,503	TOTAL
TOTAL - DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT	2,111,300	TOTAL - MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
Less amounts authorized by law	62	Moins crédits autorisés par la loi
TO BE VOTED	2,111,238	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
2,654	2,654	Public Schools - Capital Equipment / Écoles publiques - Biens d'équipement	1,605
2,654	2,654	TOTAL	1,605

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
190	190	Scholarships and Trusts / Bourses et fiducies	190
11,200	11,202	First Nations Educational Fund / Fonds d'éducation des Premières nations	11,200
47,100	47,100	School District Projects / Projets de districts scolaires	47,100
4,950	6,950	School District Self-sustaining Funds / Fonds autonomes de districts scolaires	8,126
5	5	Computers for Schools / Ordinateurs pour les écoles	30
606	606	International Education Services / Services d'éducation internationale	606
64,051	66,053	TOTAL	67,252

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENERGY / MINISTÈRE DE L'ÉNERGIE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
79,707	76,257	Energy / Energie	78,444
79,707	76,257	TOTAL - Gross Ordinary / Compte brute ordinaire	78,444

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENERGY / MINISTÈRE DE L'ÉNERGIE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENERGY		ÉNERGIE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Development and management of energy resources of the province.		Développement et gestion des ressources énergétiques de la province.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
EXECUTIVE ADMINISTRATION	422	ADMINISTRATION GÉNÉRALE
Provide executive management and strategic direction.		Assurer une gestion supérieure et une orientation stratégique.
ENERGY	8,022	ÉNERGIE
Provide support in the area of energy efficiency and sustainability, electricity, and petroleum and natural gas.		Fournir un soutien dans les domaines de l'efficacité et la durabilité énergétiques, l'électricité ainsi que le pétrole et le gaz naturel.
ENERGY EFFICIENCY FUND	20,000	FONDS D'EFFICACITÉ ÉNERGÉTIQUE
Provide support for the development and delivery of energy efficiency and energy conservation programs and initiatives for non-electric fuel types, low-income individuals and families, First Nations, and not-for-profit organizations.		Soutenir l'élaboration et la prestation de programmes et d'initiatives d'efficacité énergétique et de conservation de l'énergie pour les types de combustibles non électriques, les personnes et les familles à faible revenu, les Premières nations et les organismes sans but lucratif.
ENHANCED ENERGY SAVINGS PROGRAM	50,000	PROGRAMME ÉCONERGÉTIQUE AMÉLIORÉ
Provide eligible New Brunswick homeowners with free air-sealing, insulation, and heat pumps, including installation.		Offrir des services d’étanchéité à l’air, d’isolation et des thermopompes, installation comprise, aux propriétaires-occupants admissibles du Nouveau-Brunswick.
TOTAL	78,444	TOTAL
TOTAL - DEPARTMENT OF ENERGY	78,444	TOTAL - MINISTÈRE DE L'ÉNERGIE
TO BE VOTED	78,444	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
3,126	3,257	Corporate Services and Community Funding / Services généraux et financement communautaire	3,879
1,319	1,364	Policy, Public Education and Engagement / Politiques, sensibilisation et engagement du public	1,746
104,958	103,867	Local Government / Gouvernements locaux	120,489
1,032	1,482	Local Governance Commission / Commission de gouvernance locale	1,138
9,189	9,417	Authorizations and Compliance / Autorisations et conformité	11,449
5,093	5,398	Environmental Science and Protection / Science et protection de l'environnement	6,759
48,657	48,319	Climate Change / Changements climatiques	41,742
173,374	173,104	TOTAL - Gross Ordinary / Compte brute ordinaire	187,202

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE SERVICES AND COMMUNITY FUNDING

PROGRAM OBJECTIVES

To provide executive management and administrative support for all departmental programs and to administer Federal and Provincial funding programs targeted at community infrastructure.

PROGRAM COMPONENTS

SENIOR MANAGEMENT	1,018

Provide executive management for departmental programs.

CORPORATE SERVICES	2,614

Provide services in the areas of corporate finance and administration, human resources, information technology, performance excellence and continuous improvement and liaise with Service New Brunswick to ensure the effective delivery of information technology development and support services.

COMMUNITY FUNDING	247

To administer Federal and Provincial funding programs targeted at community infrastructure. To provide technical services to the division and advise municipalities on technical issues.

TOTAL	3,879

SERVICES GÉNÉRAUX ET FINANCEMENT COMMUNAUTAIRE

OBJECTIFS DU PROGRAMME

Fournir un soutien à la haute direction et un soutien administratif pour tous les programmes du Ministère et gérer les programmes de financement fédéraux et provinciaux ciblant l'infrastructure communautaire.

ÉLÉMENTS DU PROGRAMME

HAUTE DIRECTION

Fournir des services de haute direction pour les programmes du Ministère.

SERVICES GÉNÉRAUX

Fournir des services dans les secteurs des finances Générales et de l'administration, des ressources humaines, des technologies de l'information, de l'excellence du rendement et de l'amélioration continue et assurer la liaison avec Service Nouveau-Brunswick afin de garantir la prestation efficace des services de développement et de soutien des technologies de l'information.

FINANCEMENT COMMUNAUTAIRE

Gérer les programmes fédéraux/provinciaux de financement ciblant l'infrastructure communautaire. Fournir des services techniques à la division et conseiller les municipalités sur les questions d'ordre technique.

TOTAL

POLICY, PUBLIC EDUCATION AND ENGAGEMENT

PROGRAM OBJECTIVES

Provide support in the areas of policy and planning, strategic initiatives, legal affairs and public engagement.

TOTAL	1,746

POLITIQUES, SENSIBILISATION ET ENGAGEMENT DU PUBLIC

OBJECTIFS DU PROGRAMME

Fournir en soutien les domains de politiques et planification, initiatives stratégiques, des affaires juridique, et engagement de collectivités.

TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT

LOCAL GOVERNMENT

PROGRAM OBJECTIVES

To serve as the primary point of contact between the Provincial Government and communities (incorporated and unincorporated). To provide professional financial advice, oversight and reporting services to local governments, regional service commissions and rural districts; to build governance capacity at the local level by providing advisory services to local governments; and to provide for the development of community services and the operationalization of programs in the unincorporated areas of New Brunswick through Rural District Managers. Local Government is divided into two branches: Community Finance, Local & Rural Governance; Regional Collaboration and Planning.

PROGRAM COMPONENTS

RURAL DISTRICTS EXPENDITURES 21,624

Provide funding to unincorporated areas as provided for under *An Act Respecting Community Funding* and provide for the development of community services and the operationalization of programs through Rural District Managers. Provide consistent application of procedures across the Province, ensuring uniform community relations.

GOUVERNEMENTS LOCAUX

GOUVERNEMENTS LOCAUX

OBJECTIFS DU PROGRAMME

Servir de principal point de contact entre le gouvernement provincial et les communautés (incorporées et non incorporées). Fournir des conseils financiers professionnels, des services de surveillance et de production de rapports aux gouvernements locaux, aux commissions de services régionaux et aux districts ruraux; renforcer la capacité de gouvernance au niveau local en fournissant des services consultatifs aux gouvernements locaux; et assurer le développement des services communautaires et l'opérationnalisation des programmes dans les régions non constituées en municipalité par l'entremise des gestionnaires de districts ruraux. Gouvernements locaux est divisée en deux branches : Finances communautaires, la gouvernance locale et rurale; Collaboration régionale et planification.

ELEMENTS DU PROGRAMME

DÉPENSES DES DISTRICTS RURAUX

Fournir des fonds aux secteurs non constitués en municipalité conformément à la *Loi concernant le financement communautaire* et assurer le développement des services communautaires et la mise à exécution des programmes par l'entremise des gestionnaires des districts ruraux. Assurer l'application cohérente des procédures dans l'ensemble de la province de façon à établir des relations communautaires uniformes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)			GOUVERNEMENTS LOCAUX (suite)	
FISCAL FRAMEWORK FOR LOCAL GOVERNMENTS AND REGIONAL SERVICE COMMISSIONS		93,591	ENCADREMENT FINANCIER DES GOUVERNEMENTS LOCAUX ET COMMISSION DES SERVICES RÉGIONAUX	
Provision of funding to local governments and regional service commissions (RSC) as provided for under the *Community Funding Act*			Mise à disposition du financement aux gouvernements locaux et aux commissions de services régionaux (RSC) tel que prévu par la *loi sur le financement communautaire*	
Funding to Local Governments	75,591		Financement aux gouvernements locaux	75 591
Funding to Regional Service Commissions			Financement aux commissions de services régionaux	
Regional Services Support Fund – Special Purpose Account	18,000		Fonds d'aide aux services régionaux – Compte à but spécial	18 000
LOCAL GOVERNMENT PROPERTY TAX WARRANT		0	MANDAT D'IMPÔT FONCIER DES GOUVERNEMENTS LOCAUX	
Provides for the monthly payment of the property tax warrant levied by local governments including the Provincial Grant in lieu of Property Taxes.			Pourvoir au paiement du mandat d'impôt foncier des gouvernements locaux y inclut la subvention provinciale tenant lieu d'impôt foncier.	
Local Government Property Tax Warrant	1,240,627		Mandat d'impôt foncier des gouvernements locaux	1 240 627
Local and Federal Property Taxes	(1,139,157)		Impôts fonciers local et fédéral	(1 139 157)
Grant in lieu of Local Government Real Property Taxes	(101,470)		Subvention tenant lieu d'impôt foncier des gouvernements locaux	(101 470)

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)

COMMUNITY FINANCES — 770

Responsible for fiscal arrangements and financial reporting by local governments, regional service commissions, rural districts, and other local commissions. Responsible for the approval of budgets for local governments and rural districts. Responsible for the day-to-day operation of the Municipal Capital Borrowing Board and administration function for the New Brunswick Municipal Finance Corporation in the preparation and issuance of municipal debentures.

LOCAL GOVERNANCE — 2,547

Provide leadership, guidance, support and liaison function with local governments, the New Brunswick Society for the Prevention of Cruelty to Animals (NBSPCA) and the Business Improvement Areas (BIAs). Responsible for providing advice on matters of governance and administration to local governments and responds to general inquiries regarding local government matters.

REGIONAL COLLABORATION AND PLANNING — 957

Provide guidance, support, and liaison functions to the 12 Regional Service Commissions (RSCs), including the implementation and development of the new expanded mandates of the RSCs, in correlation to the *Regional Service Delivery Act*. Responsible for the administration of the *Community Planning Act* and associated regulations to guide development in New Brunswick.

GOUVERNEMENTS LOCAUX (suite)

FINANCES COMMUNAUTAIRES — 770

Responsable des accords fiscaux et des rapports financiers des gouvernements locaux, des commissions de services régionaux, des districts ruraux et d'autres commissions locales. Responsable de l'approbation des budgets des gouvernements locaux et des districts ruraux. Responsable du fonctionnement quotidien de la Commission des emprunts de capitaux des municipalités et assure la fonction d'administration de la Corporation de financement des municipalités du Nouveau-Brunswick dans la préparation et l'émission des débentures municipales.

GOUVERNANCE LOCALE — 2,547

Assurer le leadership, l'orientation, le soutien et la fonction de liaison avec les gouvernements, la Société pour la prévention de la cruauté envers les animaux du Nouveau-Brunswick (NBSPCA) et les zones d'amélioration des affaires (ZAA). Responsable de fournir des conseils sur les questions de gouvernance et d'administration aux gouvernements locaux et de répondre aux demandes de renseignements généraux en ce qui concerne les questions de gouvernance locale.

COLLABORATION RÉGIONALE ET PLANIFICATION — 957

Fournir des conseils, un soutien et des fonctions de liaison aux 12 commissions de services régionaux (CSR), y compris la mise en oeuvre et le développement des nouveaux mandats élargis des CSR, en corrélation avec la *Loi sur la prestation des services régionaux*. Responsable de l'administration de la *Loi sur l'urbanisme* et des règlements connexes pour guider le développement au Nouveau Brunswick.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LOCAL GOVERNMENT (continued)		GOUVERNEMENTS LOCAUX (suite)
LOCAL GOVERNANCE REFORM	1,000	RÉFORME DE LA GOUVERANCE LOCALE
Provide leadership and support for local governments, rural districts and regional service commissions following the implementation of local governance reform. Both leadership and professional support continue to be provided to local governments and rural districts in the areas of finances, budgets, human resources, planning, and project management to ensure a smooth transition for the new entities as they continue on a path to becoming vibrant and sustainable communities working together to enhance the quality of life of New Brunswickers. In addition, responsible for the implementation of future phases of reform.		Fournir un leadership et un soutien aux gouvernements locaux, aux districts ruraux et aux commissions de services régionaux suite à la mise en œuvre de la réforme de la gouvernance locale. Un leadership et un soutien professionnel continue d'être fournis aux gouvernements locaux et aux districts ruraux dans les domaines des finances, des budgets, des ressources humaines, de la planification et de la gestion de projet afin d'assurer une transition en douceur pour les nouvelles entités alors qu'elles continuent sur la voie de devenir des communautés dynamique et durables qui travaille ensemble pour améliorer la qualité de vie des Néo-Brunswickois. En plus, responsable de la mise en œuvre des prochaines phases de la réforme.
TOTAL	120,489	TOTAL

LOCAL GOVERNANCE COMMISSION		COMMISSION DE GOUVERNANCE LOCALE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
The Local Governance Commission is an independent body created to review, assess, and make recommendations affecting the governance and administration of local governance structures under the authority of the *Local Governance Commission Act*. The Assessment and Planning Appeal Tribunal will fall under the Commission's organizational umbrella but remain independent and will perform related adjudicative functions such as conduct planning and property assessment appeals, heritage property appeals, and render written decisions.		La Commission de gouvernance locale est un organisme indépendant créé pour examiner, évaluer et faire des recommandations concernant la gouvernance et l'administration des structures de gouvernance locale sous l'autorité de la *Loi sur la Commission de gouvernance locale*. Le Tribunal d'appel en matière d'évaluation et de planification relèvera de l'organisation de la Commission, mais restera indépendant et remplira des fonctions juridictionnelles connexes, telles que la conduite d'appels en matière de planification et d'évaluation des biens immobiliers, d'appels en matière de biens patrimoniaux, et rendra des décisions écrites.
TOTAL	1,138	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENVIRONMENT AND CLIMATE CHANGE

AUTHORIZATIONS AND COMPLIANCE

PROGRAM OBJECTIVES

To administer environmental protection programs, with the main objective being to connect and integrate the decision-making process for all of the department's regulatory programs.

PROGRAM COMPONENTS

REGIONAL OPERATIONS AND COMPLIANCE — 4,462

Provide emergency management/response and local service delivery of relevant departmental programs and an inspection program through six Regional Offices. Liaise with Justice and Public Safety for the management of enforcement activities related to the Acts and Regulations under the department's mandate.

AUTHORIZATIONS — 5,270

Regulate the construction and operation of specific activities in order to minimize impacts on the province's air, land, and water environments. This is accomplished by using various regulatory tools and through a strong auditing program to assess compliance.

WATERCOURSE AND WETLAND ALTERATION — 1,141

Manage activities in close proximity to the Province's wetlands and watercourses to ensure they are conducted in a sustainable and environmentally responsible manner; as well as, lead strategic projects and departmental priorities related to wetlands and watercourses, such as their role in climate change adaptation and mitigation.

ENVIRONNEMENT ET DU CHANGEMENT CLIMATIQUE

AUTORISATIONS ET CONFORMITÉ

OBJECTIFS DU PROGRAMME

Gérer les programmes de protection de l'environnement en ayant pour objectif principal d'uniformiser et d'harmoniser le processus décisionnel appliqué à tous les programmes de réglementation du ministère.

ÉLÉMENTS DU PROGRAMME

OPÉRATIONS RÉGIONALE ET CONFORMITÉ — 4,462

Assurer la gestion des situations d'urgence et les interventions en cas d'urgence ainsi que la prestation locale de services pour les programmes pertinents du Ministère et le programme d'inspection par l'intermédiaire des six bureaux régionaux. Assurer la liaison avec Justice et Sécurité publique pour la gestion des activités visant â faire respecter les lois et règlements qui relèvent du ministère.

AUTORISATIONS — 5,270

Régir la construction et l'exploitation liées à des activités particulières afin d'atténuer le plus possible les effets sur l'eau, l'air et la terre dans la province. Pour ce faire, avoir recours à divers outils de réglementation et évaluer la conformité au moyen d'un programme de vérification rigoureux.

MODIFICATION DES COURS D'EAU ET DES TERRES HUMIDES — 1,141

Gérer les activités à proximité des zones humides et des cours d'eau de la province pour s'assurer qu'elles sont menées de manière durable et respectueuse de l'environnement, et diriger des projets stratégiques et des priorités ministérielles liés aux zones humides et aux cours d'eau, tels que leur rôle dans l'adaptation au changement climatique et l'atténuation de ses effets.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

AUTHORIZATIONS AND COMPLIANCE (continued) / AUTORISATIONS ET CONFORMITÉ (suite)

WASTE DIVERSION — 576 — RÉACHEMINEMENT DES DÉCHETS

The branch is responsible to develop and administer provincial waste reduction and diversion programs for solid waste generated within the Province. Currently, the branch regulates the following provincial waste reduction and diversion programs: Beverage Containers, Tires, Paint, Oil & Glycol, Electronics and proposing a new Packaging and Paper Products waste diversion program.

La Direction est chargée d'élaborer et d'administer les programmes provinciaux de réduction et de réacheminement des déchets solides produits dans la province. Actuellement, la Direction régit les programmes provinciaux de réduction et de réacheminement des déchets suivants : récipients à boisson, pneus, restes de peinture, huile et glycol, appareils électroniques et propose un nouveau programme de détournement des déchets d'emballage et de produits de papier.

TOTAL — 11,449 — TOTAL

ENVIRONMENTAL SCIENCE AND PROTECTION / SCIENCE ET PROTECTION DE L'ENVIRONNEMENT

PROGRAM OBJECTIVES

To provide scientific analysis, review, advice and reporting services on matters related to the Province's air and water resources. To ensure that potential environmental impacts are avoided or reduced to acceptable levels for certain planned projects and activities. To provide technical advice, guidance, support and maintain awareness in research and developments in environmental public health issues and initiatives.

OBJECTIFS DU PROGRAMME

Fournir des services d'analyse, d'examen, de conseil et de production de rapports scientifiques sur des sujets relatifs aux ressources en air et en eau de la province. Veiller à ce que les répercussions possibles sur l'environnement soient évitées ou réduites à des niveaux acceptables dans le cas de certaines activités ou de certains projets. Fournir des conseils, des directives et un soutien techniques, et se tenir au courant de la recherche dans le domaine de la santé publique environnementale et de l'évolution des questions et des initiatives s'y rapportant.

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

ENVIRONMENTAL IMPACT ASSESSMENT — 1,631 — ÉTUDE D'IMPACT SUR L'ENVIRONNEMENT

Through the Environmental Impact Assessment (EIA) process, identify potential environmental impacts of certain proposed activities and developments so that such impacts can be avoided or reduced to acceptable levels if the projects are permitted to proceed.

Au moyen du processus d'étude d'impact sur l'environnement (EIE), déterminer les répercussions possibles sur l'environnement de certaines activités proposées et de certains projets d'aménagement de manière que ces répercussions puissent être évitées ou réduites à des niveaux acceptables si ces activités ou ces projets sont autorisés.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ENVIRONMENTAL SCIENCE AND PROTECTION (continued)		SCIENCE ET PROTECTION DE L'ENVIRONNEMENT (suite)
AIR AND WATER SCIENCES	3,693	SCIENCES DE L'AIR ET DE L'EAU
Monitor current environmental conditions (air and water), provide baseline information and data, and provide scientific services and hydrologic forecasting to interpret, evaluate, and report on the state of the environment in New Brunswick. Prepare and deliver the results of these activities to assist in informed decision making, primarily as it relates to environmental matters.		Surveiller les conditions environnementales existantes (air et eau), fournir des renseignements et des données de référence et fournir des services scientifiques et des prévisions hydrologiques afin d'évaluer et d'interpréter l'état de l'environnement au Nouveau-Brunswick et d'en faire rapport. Préparer et présenter les résultats de ces activités afin de faciliter la prise de décisions éclairées, particulièrement en ce qui concerne les questions environnementales.
HEALTHY ENVIRONMENTS	1,435	ENVIRONNEMENTS EN SANTÉ
The Healthy Environments Branch is guided by the ecological determinants of health and works collaboratively with partners and stakeholders to support environmental health programs by providing scientific and engineering advice that informs environmental health policy. The branch is responsible for source water protection of drinking water resources that helps provide New Brunswickers with clean and reliable drinking water and a safe environment in which to live, work and play.		La Direction des environnements sains est guidée par les déterminants écologiques de la santé et travaille en collaboration avec les partenaires et les parties prenantes pour soutenir les programmes d'hygiène du milieu en fournissant des conseils scientifiques et techniques qui éclairent la politique d'hygiène du milieu. La direction est responsable de la protection des sources d'eau potable, ce qui permet de fournir aux Néo-Brunswickois une eau potable propre et fiable ainsi qu'un environnement sûr pour vivre, travailler et se divertir.
TOTAL	6,759	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CLIMATE CHANGE		CHANGEMENTS CLIMATIQUES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Coordinate New Brunswick's climate change policies and programs through collaboration with government departments, partners and stakeholders.		Coordonner les politiques et les programmes du Nouveau-Brunswick sur les changements climatiques en collaborant avec les ministères, les partenaires et les intervenants.
PROGRAM COMPONENTS		**ELEMENTS DU PROGRAMME**
CLIMATE CHANGE SECRETARIAT	1,742	SECRÉTARIAT DES CHANGEMENTS CLIMATIQUES
The Climate Change Secretariat supports the development and implementation of policies and programs to reduce the Province's overall greenhouse gas emissions, supports New Brunswickers prepare and adapt to future climate conditions, monitors the implementation of the Climate Change Action Plan, and administers the Climate Change Fund and the Output-based Pricing System for large industrial emitters.		Le Secrétariat du changement climatique soutient l'élaboration et la mise en œuvre de politiques et de programmes visant à réduire les émissions globales de gaz à effet de serre de la province, aide les Néo-Brunswickois à se préparer et à s'adapter aux conditions climatiques futures, surveille la mise en œuvre du plan d'action sur le changement climatique et administre le Fonds pour le changement climatique et le système de tarification basé sur les résultats pour les grands émetteurs industriels.
CLIMATE CHANGE FUND	40,000	FONDS POUR LES CHANGEMENTS CLIMATIQUES
The Climate Change Fund supports government departments in implementing the actions in the province's Climate Change Action Plan and large industrial emitters through the Output-based Pricing System.		Le Fonds pour le changement climatique aide les services gouvernementaux à mettre en œuvre les mesures prévues dans le plan d'action de la province en matière de changement climatique et les grands émetteurs industriels par l'intermédiaire du système de tarification basé sur les résultats.
TOTAL	41,742	TOTAL
TOTAL - DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT	187,202	TOTAL - MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
Less amounts authorized by law	124	Moins crédits autorisés par la loi
TO BE VOTED	187,078	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
1,000	969	Rural Districts / Districts ruraux	1,000
1,000	969	TOTAL	1,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
47,000	50,850	Canada Community - Building Fund / Fonds pour le développement des collectivités du Canada	62,000
18,310	17,701	Climate Change Fund / Fonds pour les changements climatiques	22,588
9,000	9,000	Environmental Trust Fund / Fonds en fiducie pour l'environnement	9,000
14,025	12,866	Regional Services Support Fund / Fonds d'aide aux services régionaux	18,000
88,335	90,417	TOTAL	111,588

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
3,690	3,540	Office of the Clerk and Head of the Public Service and Executive Council Secretariat / Bureau du greffier et chef de la fonction publique et secrétariat du conseil exécutif	3,998
7,457	7,357	Communications and Marketing / Communications et marketing	7,999
567	567	Office of the Lieutenant-Governor / Cabinet du lieutenant-gouverneur	594
11,714	11,464	TOTAL - Gross Ordinary / Compte brute ordinaire	12,591

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CLERK AND HEAD OF THE PUBLIC SERVICE AND EXECUTIVE COUNCIL SECRETARIAT

PROGRAM OBJECTIVES

The Office of the Clerk of the Executive Council provides professional non-partisan advice and support on the structure and operations of government. The clerk also acts as the head of the public service, ensuring effective and efficient management and that the public service is delivering high-quality programs, support on priority files and services, based on evidence-based evaluations.

It also provides secretariat and administrative services for Executive Council and the Policy Board, and occasionally, the special committees of cabinet. It reviews proposals for the development or amendment of government policy and reviews all regulatory and legislative proposals. It provides central support on appointment and governance of agencies, boards, and commissions. The office also provides support to the government house leader in planning, establishing, and managing the government's agenda for the legislative assembly; and in overseeing policy issues related to democracy and the legislature. It also liaises with the Office of the Lieutenant-Governor.

BUREAU DU GREFFIER ET CHEF DE LA FONCTION PUBLIQUE ET SECRÉTARIAT DU CONSEIL EXÉCUTIF

OBJECTIFS DU PROGRAMME

Le Bureau du greffier et du conseil exécutif fournit des conseils impartiaux et un soutien professionnels sur la structure et les activités du gouvernement. La greffière est aussi chef de la fonction publique, assurant une gestion efficace et efficiente pour que la fonction publique offre des programmes de grande qualité et appuie les services et dossiers prioritaires en fonction d'évaluations fondées sur des données probantes.

Le Bureau fournit aussi des services d'administration et de secrétariat au Conseil exécutif et au Conseil des politiques et, à l'occasion, aux comités spéciaux du Cabinet. Il examine les propositions portant sur l'élaboration ou la modification des politiques gouvernementales et examine toutes les propositions réglementaires et législatives. Il fournit un soutien central à la nomination et à la gouvernance des organismes, conseils et commissions. Le Bureau appuie aussi le leader parlementaire du gouvernement dans la planification, l'établissement et la gestion du programme du gouvernement pour l'Assemblée législative; et dans la surveillance des questions de politique relatives à la démocratie et à l'Assemblée législative. Il assure également la liaison avec le Cabinet du lieutenant-gouverneur.

TOTAL	3,998	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNICATIONS AND MARKETING

PROGRAM OBJECTIVES

Communications and Marketing works closely with key partners and stakeholders to ensure communications and marketing efforts across government are aligned with government priorities, effectively managed, and responsive to the diverse information needs of the public in both official languages. The division serves more than 30 client departments and agencies. Its key functions include strategic communications and planning; research, writing and editorial services; departmental communications support; corporate services, web strategy and services, media relations, media monitoring and event management; strategic marketing, advertising and graphic design; and digital videography, photography and social media services. The division manages and maintains a list of prequalified communications and marketing vendors and acquires external marketing communications services for departments and agencies when required. It also administers and publishes the Royal Gazette on behalf of government.

COMMUNICATIONS ET MARKETING

OBJECTIFS DU PROGRAMME

Communications et marketing travaille en étroite collaboration avec les partenaires et les parties prenantes clés pour veiller à ce que les communications de l'ensemble du gouvernement cadrent avec les priorités du gouvernement, soient gérées avec efficacité et adaptées aux divers besoins en information du public dans les deux langues officielles. Elle offre des services à plus de 30 ministères et organismes clients. Les principales fonctions de la Division sont les suivantes : planification des communications; soutien aux communications ministérielles; services ministériels/généraux, relations avec les médias et gestion des événements; recherche et services de rédaction; marketing stratégique, publicité et conception graphique; services Web; et services de vidéographie et de photographie numériques et de médias sociaux. La Division gère et tient une liste de fournisseurs préqualifiés de services de communications et de marketing et acquiert des services externes de communications et de marketing pour les ministères et les organismes, au besoin. Elle gère et publie également la Gazette royale au nom du gouvernement.

TOTAL	7,999	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
EXECUTIVE COUNCIL OFFICE / BUREAU DU CONSEIL EXÉCUTIF
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LIEUTENANT-GOVERNOR

PROGRAM OBJECTIVES

To assist the Lieutenant-Governor in her Constitutional, ceremonial and social roles as the King's representative in New Brunswick.

To operate Government House as a Vice-Regal Residence and a National and Provincial Historic Site that is accessible to the community and welcoming to both New Brunswick residents and tourists.

CABINET DU LIEUTENANT-GOUVERNEUR

OBJECTIFS DU PROGRAMME

Aider la lieutenante-gouverneure à remplir son rôle cérémonial, constitutionnel et social comme représentant du Roi au Nouveau-Brunswick.

De faire de la Résidence du gouverneur une résidence vice-royale et un lieu historique national et provincial, afin qu'elle soit accessible au public et puisse accueillir les résidents du Nouveau-Brunswick et les touristes.

TOTAL	594	TOTAL
TOTAL - EXECUTIVE COUNCIL OFFICE	12,591	TOTAL - BUREAU DU CONSEIL EXÉCUTIF
TO BE VOTED	12,591	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF FINANCE AND TREASURY BOARD /

MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
911	836	Budget and Financial Management / Budget et gestion financières	909
6,260	6,610	Corporate Services / Services généraux	6,148
2,925	2,740	Treasury Management and Fiscal Policy / Division de la gestion de la trésorerie et de la politique fiscale	2,920
5,262	5,262	Office of the Chief Human Resources Officer / Bureau du dirigeant principal des ressources humaines	5,004
8,243	8,093	Office of the Chief Information Officer / Bureau du chef du service de l'information	8,219
3,249	2,899	Office of the Comptroller / Bureau du Contrôleur	3,244
22,231	18,331	Revenue Administration / L'administration du revenu	5,691
49,081	44,771	TOTAL - Gross Ordinary / Compte brute ordinaire	32,135

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BUDGET AND FINANCIAL MANAGEMENT

PROGRAM OBJECTIVES

Provision of secretariat services to Treasury Board and liaison between the board and all government departments and agencies. Coordination and development of the annual budget and multi-year expenditures to promote the effective and efficient use of financial resources. Provision of analysis, advice and expenditure management options for consideration by government.

TOTAL 909

BUDGET ET GESTION FINANCIÈRES

OBJECTIFS DU PROGRAMME

Offrir des services de secrétariat au Conseil du Trésor assurer la liaison entre le conseil et tous les ministères et organismes gouvernementaux. Coordonner et élaborer le budget annuel et le plan de dépenses pluriannuel. Surveiller les dépenses pour favoriser une utilisation efficace et efficiente des ressources financières. Soumettre au gouvernement analyses, conseils et options de gestion des dépenses aux fins d'examen.

TOTAL

CORPORATE SERVICES

PROGRAM OBJECTIVES

The Corporate Services Division is made up of multifaceted teams that provide strategic support both within the department, as well as to several internal and external departments and agencies. Areas of responsibility include: policy planning and development; financial services; human resource client services; agency relations, analysis and advice; projects and advisory services; employee experience and internal communications; records management; among other corporate support areas.

TOTAL 6,148

SERVICES GÉNÉRAUX

OBJECTIFS DU PROGRAMME

La Division des services généraux regroupe des équipes polyvalentes qui fournissent un soutien stratégique au sein du Ministère ainsi qu'à plusieurs ministères et organismes internes et externes. Les domaines de responsabilité comprennent, entre autres, la planification et l'élaboration de politiques, les services financiers; les services aux clients des ressources humaines, les relations avec les organismes, l'analyse et les conseils; les services d'appui aux projets de consultation, l'expérience des employé(e)s et les communications internes et la gestion des documents, entre autres domaines de soutien généraux.

TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TREASURY MANAGEMENT AND FISCAL POLICY

PROGRAM OBJECTIVES

Provision of information, analysis and advice to the Minister of Finance and Treasury Board and the Government on taxation and fiscal policy, Federal-Provincial fiscal relations, and the economy. Manages and administers the cash resources, borrowing programs and investment and debt management activities of government; arranges the financing for the borrowing requirements of the Province, Crown agencies, municipalities and hospitals; manages an investor relations program; administers and invests the provincial sinking fund and certain pension and special purpose trust funds; provides government with advice on financial policy and on the financing of various initiatives.

DIVISION DE LA GESTION DE LA TRÉSORERIE ET DE LA POLITIQUE FISCALE

OBJECTIFS DU PROGRAMME

Offrir au ministre des Finances et du Conseil du Trésor et au gouvernement des conseils, des analyses et de l'information dans les domaines de la taxation et des politiques fiscales, des relations financières fédérales-provinciales et de l'économie. Assurer la gestion et l'administration de la trésorerie, des programmes d'emprunt et des activités du gouvernement relatives à la gestion des placements et de la dette; prendre les arrangements de financement pour les besoins d'emprunt du gouvernement, des sociétés de la Couronne, des municipalités et des hôpitaux; gérer un programme de relations avec les investisseurs; administrer et investir le fonds d'amortissement provincial et certains fonds de pension en fiducie et fonds de fiducie à but spécial; et fournir des conseils au gouvernement sur la politique financière et le financement de diverses initiatives.

TOTAL	2,920	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHIEF HUMAN RESOURCES OFFICER

PROGRAM OBJECTIVES

Provide the strategic direction and the policy, program, operational and accountability framework for the recruitment, compensation, retention, development, safety, health and management of Government of New Brunswick (GNB) human resources; provide advice and support to Treasury Board as a committee of Cabinet and as the employer for Parts I, II and III of the Public Service and in relation to the *Civil Service Act*; lead collective bargaining in Parts I, II and III of the Public Service; lead the development of longer-term GNB-wide human resources strategies; and work closely with Deputy Heads in departments.

Expenditures	5,454	
Recovery from benefit plans	(450)	
TOTAL		5,004

BUREAU DU DIRIGEANT PRINCIPAL DES RESSOURCES HUMAINES

OBJECTIFS DU PROGRAMME

Fournir l'orientation stratégique et le cadre de politique, de programmes, de fonctionnement et de responsabilisation relatifs au recrutement, à la rémunération, à la fidélisation, au perfectionnement, à la sécurité, à la santé et à la gestion des ressources humaines (RH) du gouvernement du Nouveau-Brunswick (GNB); fournir des conseils et un soutien au Conseil du Trésor en tant que comité du Cabinet et à titre d'employeur pour les parties I, II et III des services publics et par rapport à la *Loi sur la Fonction publique* ; mener les négociations collectives pour les parties I, II et III des services publics; diriger l'élaboration d'une stratégie à long terme des RH dans l'ensemble du GNB; et travailler étroitement avec les administrateurs généraux des ministères.

Dépenses	5 454
Recouvrement des régimes de prestations	(450)
TOTAL	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHIEF INFORMATION OFFICER

PROGRAM OBJECTIVES

The Office of the Chief Information Officer (OCIO) is responsible for Government-wide strategic leadership, planning and oversight of the management of information, technology, security, digital innovation and rural broadband and cellular strategy, to enable the business of Government.

As part of the OCIO the Provincial Archives has the dual responsibility of oversight of the information management of government records and access to records bearing on the Province's history.

TOTAL 8,219

BUREAU DU CHEF DU SERVICE DE L'INFORMATION

OBJECTIFS DU PROGRAMME

Le Bureau du chef de l'information (BCI) est chargé d'exercer un leadership stratégique dans l'ensemble du gouvernement et de planifier et surveiller la gestion de l'information, des technologies, de la sécurité, de l'innovation numérique, des services à large bande dans les régions rurales et d'une stratégie de service cellulaire pour permettre les activités du gouvernement.

Faisant partie du BCI, les Archives provinciales ont une double responsabilité : surveiller la gestion de l'information ayant trait aux documents du gouvernement et acquérir les documents portant sur l'histoire de la province et en permettre la consultation.

TOTAL

OFFICE OF THE COMPTROLLER

PROGRAM OBJECTIVES

To provide leadership in accounting, internal audit and enterprise risk management services to Government; prepare the annual Public Accounts of the Province, and operate and support the corporate financial systems.

TOTAL 3,244

BUREAU DU CONTRÔLEUR

OBJECTIFS DU PROGRAMME

Assurer le leadership dans les services de comptabilité, de vérification interne et de gestion des risques d'entreprise au gouvernement; dresser les comptes publics annuels du gouvernement provincial, et voir au fonctionnement et au soutien des systèmes financiers gouvernementaux.

TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

REVENUE ADMINISTRATION

PROGRAM OBJECTIVES

Provision of fair, effective and efficient administration of tax and regulatory programs. Research, analyze and provide interpretations and advice on tax application issues. Develop options for legislative amendments on tax administration. Provide audit, assurance and refund verification functions, as well as education, inspection, and information regarding program services. Provision of the effective delivery of assigned revenue and taxation programs associated with real property and consumption taxes.

L'ADMINISTRATION DU REVENU

OBJECTIFS DU PROGRAMME

Assurer une administration équitable, efficace et efficiente des programmes d'impôt et de réglementation. Fournir des services de recherche, d'analyse et d'interprétation, et dispenser des conseils relativement aux questions d'application de l'impôt. Élaborer des options aux modifications législatives liées à l'administration fiscale. Remplir des fonctions de vérification, d'assurance et de contrôle des remboursements en plus d'assurer la formation, l'inspection et l'information concernant les services liés aux programmes. Veiller à la prestation efficace des programmes ayant trait aux recettes et à l'imposition pour ce qui est de l'impôt foncier et des taxes à la consommation.

TOTAL	5,691	TOTAL
TOTAL - DEPARTMENT OF FINANCE AND TREASURY BOARD	32,135	TOTAL - MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
Less amounts authorized by law	62	Moins crédits autorisés par la loi
TO BE VOTED	32,073	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD /
MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PRÉVISIONS
10	10	Archives Trust Account / Compte en fiducie pour les archives	10
56	56	Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	56
66	66	TOTAL	66

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PRÉVISIONS
6,935	6,510	Indigenous Affairs / Affaires autochtones	7,620
455	455	Commissions Paid to Collectors of Pari-Mutuel Taxes / Commissions versées aux percepteurs de la taxe sur le pari mutuel	455
0	32,500	Electricity Rebate / Remise Remise sur l'électricité	92,600
54,159	54,159	Enterprise Resource Planning / Planification des ressources organisationnelles	56,645
688	688	Equal Employment Opportunity Program / Programme d'égalité d'accès à l'emploi	688
9,060	11,060	Intergovernmental Affairs / Affaires intergouvernementales	11,520
100,438	97,658	Legislated Pension Plans, Benefit Accruals, Subsidies, and Supplementary Allowances / Régimes de retraite prévus par la loi, accumulation de prestations, subventions et allocations supplémentaires	87,903
13,400	0	New Brunswick Advantage Savings Fund / Fonds d'épargne avantage Nouveau-Brunswick	0
370,494	382,724	Pension and Employee Benefits Plans / Régimes de retraite et d'avantages sociaux	391,357
14,200	14,200	Provision for Losses / Provision pour pertes	14,200
14,850	13,800	Revenue Sharing Agreements with First Nations / Accords de partage des recettes avec les Premières Nations	14,950
242,277	242,277	Service New Brunswick / Service Nouveau-Brunswick	253,666
372,808	428,357	Supplementary Funding Provision / Provision pour fonds supplémentaires	501,630
14,423	15,833	Women's Equality / Égalité des femmes	23,630
1,214,187	1,300,221	TOTAL - Gross Ordinary / Compte brute ordinaire	1,456,864

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INDIGENOUS AFFAIRS

PROGRAM OBJECTIVES

The Department of Indigenous Affairs oversees a whole-of-government approach to Indigenous relations and is responsible for the coordination of all of the Province's initiatives with First Nations. The department is the main point of contact and represents the interests of the Province in multilateral initiatives and negotiations. The department leads the consultation process with Indigenous peoples and provides research, analysis and policy advice to government on Indigenous matters.

TOTAL	7,620	TOTAL
Less amounts authorized by law	62	Moins crédits autorisés par la loi
TO BE VOTED	7,558	À VOTER

AFFAIRES AUTOCHTONES

OBJECTIFS DU PROGRAMME

Le ministère des affaires autochtones supervise une approche pangouvernementale à l'égard des relations autochtones et est responsable de la coordination de l'ensemble des initiatives provinciales avec les Premières Nations. Le ministère est le principal interlocuteur et représente les intérêts de la province dans le cadre d'initiatives et de négociations multilatérales. Il mène le processus de consultation avec les peuples autochtones et donne des conseils au gouvernement sur des questions autochtones ayant trait à la recherche, à l'analyse et aux politiques.

COMMISSIONS PAID TO COLLECTORS OF PARI-MUTUEL TAXES

PROGRAM OBJECTIVES

To encourage the collection and remittance of pari-mutuel taxes and provide support to provincial racetracks and the horse racing industry.

TOTAL	455	TOTAL
TO BE VOTED	455	À VOTER

COMMISSIONS VERSÉES AUX PERCEPTEURS DE LA TAXE SUR LE PARI MUTUEL

OBJECTIFS DU PROGRAMME

Vise à encourager la perception et la remise de la taxe sur le pari mutuel et à fournir un soutien aux hippodromes de la province et à l'industrie des courses de chevaux.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ELECTRICITY REBATE / REMISE SUR L'ÉLECTRICITÉ

PROGRAM OBJECTIVES

To provide a rebate equivalent to the provincial portion of the Harmonized Sales Tax (HST) (10%) on electricity consumption for residential use charged by the four electricity providers in New Brunswick.

OBJECTIFS DU PROGRAMME

Offrir une remise équivalente à la partie provinciale de la taxe de vente harmonisée (TVH), soit 10 %, sur les montants facturés par les quatre fournisseurs d'électricité du Nouveau-Brunswick pour la consommation d'électricité à des fins résidentielles.

TOTAL	92,600	TOTAL
TO BE VOTED	92,600	À VOTER

ENTERPRISE RESOURCE PLANNING / PLANIFICATION DES RESSOURCES ORGANISATIONNELLES

PROGRAM OBJECTIVES

To provide for the oversight, business transformation and implementation of an Enterprise Resource Planning solution which supports Human Resource Management, Payroll, Financial Management and Procurement/Supply Chain business functions.

OBJECTIFS DU PROGRAMME

Prévoir la surveillance, la transformation opérationnelle et la mise en œuvre d'une solution de planification des ressources organisationnelles qui appuie les fonctions opérationnelles de la gestion des ressources humaines, du service de la paie, de la gestion financière ainsi que des achats/la chaîne d'approvisionnement.

TOTAL	56,645	TOTAL
TO BE VOTED	56,645	À VOTER

EQUAL EMPLOYMENT OPPORTUNITY PROGRAM / PROGRAMME D'ÉGALITÉ D'ACCÉS À L'EMPLOI

PROGRAM OBJECTIVES

To provide access to employment and opportunities for advancement within the provincial public service to persons with disabilities, Indigenous persons and members of a visible minority group.

OBJECTIFS DU PROGRAMME

Offrir l'accès à l'emploi et aux possibilités d'avancement dans la fonction publique provinciale aux personnes handicapées, aux Autochtones et aux personnes appartenant à des minorités visibles.

TOTAL	688	TOTAL
TO BE VOTED	688	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INTERGOVERNMENTAL AFFAIRS

PROGRAM OBJECTIVES

To ensure a strategic and corporate approach to promoting and protecting New Brunswick's interests in its relationships with other governments by coordinating New Brunswick's participation in regional, national and international organizations and by working with and providing advice and support to government departments in their relations with other governments. To enhance positive interprovincial and community relations as they relate to Canadian Francophonie, to coordinate government action on official languages through the Secretariat of Official Languages and to negotiate and implement federal-provincial agreements relative to official languages to contribute to the province's social and economic priorities. To maximize New Brunswick's benefits from membership in the International Organization of the Francophonie and to assure Protocol services. To ensure the Province's trade and interests are protected, and position the Province to maximize the benefits of international and internal trade agreements.

Expenditures	12,430	
Recovery from training programs	(910)	
TOTAL		11,520
Less amounts authorized by law		62
TO BE VOTED		11,458

AFFAIRES INTERGOUVERNEMENTALES

OBJECTIFS DU PROGRAMME

Assurer une approche stratégique et gouvernementale pour faire valoir et protéger les intérêts du Nouveau-Brunswick dans ses relations avec les autres gouvernements par la coordination de la participation de la province dans des organismes régionaux, nationaux et internationaux ainsi que des conseils et un appui aux ministères dans leurs relations avec les autres gouvernements. Améliorer les relations interprovinciales et communautaires positives ayant trait à la francophonie canadienne, pour coordonner l'action gouvernementale à l'égard des langues officielles et négocier et mettre en œuvre les accords fédéraux-provinciaux relatifs aux langues officielles pour contribuer aux priorités sociales et économiques de la province. Maximiser les avantages que le Nouveau-Brunswick tire de son adhésion à l'Organisation internationale de la Francophonie et assurer les services protocolaires. Assurer la protection du commerce et des intérêts de la province et positionner celle-ci de manière à maximiser les avantages découlant des accords commerciaux sur le commerce international et intérieur.

Dépenses	12 430
Recouverement des programmes de formation	(910)
TOTAL	
Moins crédits autorisés par la loi	
À VOTER	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LEGISLATED PENSION PLANS, BENEFIT ACCRUALS, SUBSIDIES, AND SUPPLEMENTARY ALLOWANCES

RÉGIMES DE RETRAITE PRÉVUS PAR LA LOI, ACCUMULATION DE PRESTATIONS, SUBVENTIONS ET ALLOCATIONS SUPPLÉMENTAIRES

PROGRAM OBJECTIVES

To provide for the cost of legislated pension plans, benefit accruals, subsidies and supplementary allowances.

OBJECTIFS DU PROGRAMME

Couvrir le coût des régimes de retraite prévus par la loi, de l'accumulation des prestations, des subventions et des allocations supplémentaires.

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

Legislated Pension Plans:		Régimes de pension prévus par la loi:
Ombud's Pension	153	Pension de l'ombud
Judges' Superannuation Plan	2,300	Régime de pension de retraite des juges
Members' Plans	1,700	Régimes des députés
Benefit Accruals, Subsidies, and Supplementary Allowances	83,750	Accumulation de prestations, subventions et allocations supplémentaires.
TOTAL	87,903	TOTAL
Less amounts authorized by law	153	Moins crédits autorisés par la loi
TO BE VOTED	87,750	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PENSION AND EMPLOYEE BENEFITS PLANS / RÉGIMES DE RETRAITE ET D'AVANTAGES SOCIAUX

PROGRAM OBJECTIVES

To provide for the employer's cost and/or contributions towards certain pension and employee benefit plans.

OBJECTIFS DU PROGRAMME

Fournir le coût et/ou la quote-part de l'employeur à certains régimes de retraite et d'avantages sociaux des employés.

PROGRAM COMPONENTS / ÉLÉMENTS DU PROGRAMME

Canada Pension Plan	40,800	Régime de pensions du Canada
Group Insurance Plans	2,692	Régimes d'assurance collective
Employee and Family Assistance Program	541	Programme d'aide aux employés et leur famille
Shared Risk Plan for CUPE Employees of New Brunswick Hospitals	29,500	Régime à risques partagés des employés membres du SCFP des hôpitaux du Nouveau-Brunswick
Shared Risk Plan for Certain Bargaining Employees of New Brunswick Hospitals	48,960	Régime à risques partagés de certains employés syndiqués des hôpitaux du Nouveau-Brunswick
Public Service Shared Risk Plan	137,700	Régime à risques partagés dans les services publics
New Brunswick Teachers' Pension Plan	91,800	Régime de pension des enseignants du Nouveau-Brunswick
Part-time and Seasonal Pension Plan	4,682	Régime de pension des employé à temps partiel et saisonniers
Non-teaching School Districts Pension Plans	34,680	Régimes de retraite du personnel non enseignant des districts scolaires
Statutory Annuities	2	Rentes statutaires
TOTAL	391,357	TOTAL
Less amounts authorized by law	2	Moins crédits autorisés par la loi
TO BE VOTED	391,355	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PROVISION FOR LOSSES / PROVISION POUR PERTES

PROGRAM OBJECTIVES

To provide for the possible non-collection of amounts due to the Province, potential claims against the Province and other unforeseen losses.

OBJECTIFS DU PROGRAMME

Prévoir le non-recouvrement possible de montants dus à la province, les réclamations contre la province et d'autres pertes imprévisibles.

PROGRAM COMPONENTS / ÉLÉMENTS DU PROGRAMME

Department of Agriculture, Aquaculture and Fisheries	3,000	Ministère de l'Agriculture, de l'Aquaculture, et des Pêches
Department of Finance and Treasury Board	6,000	Ministère des Finances et du Conseil du Trésor
Department of Justice and Public Safety	600	Ministère de la Justice et de la Sécurité publique
Department of Natural Resources	300	Ministère des Ressources naturelles
Department of Social Development	4,000	Ministère du Développement social
Department of Transportation and Infrastructure	300	Ministère des Transports et de l'Infrastructure
TOTAL	14,200	TOTAL
TO BE VOTED	14,200	À VOTER

REVENUE SHARING AGREEMENTS WITH FIRST NATIONS / ACCORDS SUR LE PARTAGE DES RECETTES AVEC LES PREMIÈRES NATIONS

PROGRAM OBJECTIVES

To encourage compliance with provincial gaming policy and to foster economic and community development, the Province shares gaming revenue with First Nations with agreements, as provided in section 24 of the *Gaming Control Act*.

OBJECTIFS DU PROGRAMME

Favoriser le respect de la politique de jeu du Nouveau-Brunswick et stimuler le développement économique et communautaire, le gouvernement partage les recettes tirées des jeux de hasard avec les Premières Nations ayant conclu des accords, conformément à ce que prévoit l'article 24 de la *Loi sur la réglementation des jeux*.

TOTAL	14,950	TOTAL
TO BE VOTED	14,950	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SERVICE NEW BRUNSWICK

PROGRAM OBJECTIVES

To provide centralized services in the area of Information Technology, Procurement, Supply Chain, Laundry and Clinic Engineering to the Health Sector. Centralized services to Government departments and agencies in the areas of Information Technology, Procurement, Property Assessment, Accounts Payable, Collections, Payroll and Benefits Administration, Translation and Print Services. And to provide convenient access for the public to government and municipal services, such as registrations, permits and licenses, payment of various taxes and fees through physical and electronic service channels.

SERVICE NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Offrir des services centralisés dans les domaines des technologies de l'information, des achats, de la chaîne d'approvisionnement, des services de buanderie et de l'ingénierie clinique au secteur de la santé; des services centralisés aux ministères et aux organismes gouvernementaux dans les domaines de la technologie de l'information, des achats, de l'évaluation foncière, des comptes créditeurs, du recouvrement, de l'administration de la paie et des avantages sociaux, de la traduction et des services d'impression; et assurer au public un accès pratique aux services gouvernementaux et municipaux comme les immatriculations, les permis et les licences, le paiement de divers impôts et droits, grâce à des services physiques et électroniques.

TOTAL	253,666	TOTAL
TO BE VOTED	253,666	À VOTER

SUPPLEMENTARY FUNDING PROVISION

PROGRAM OBJECTIVES

To provide supplementary funding to other programs in government for the cost associated with the settlement of collective bargaining agreements and other expenditures resulting from unanticipated events that may occur during the year.

PROVISION POUR FONDS SUPPLÉMENTAIRES

OBJECTIFS DU PROGRAMME

Fournir des fonds supplémentaires à d'autres programmes gouvernementaux afin de couvrir les coûts associés à la conclusion de conventions collectives ainsi que d'autres dépenses découlant d'événements inattendus au cours de l'exercice.

TOTAL	501,630	TOTAL
TO BE VOTED	501,630	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

WOMEN'S EQUALITY

PROGRAM OBJECTIVES

To promote gender equality and reduce systemic discrimination by providing advice and support to the Minister responsible for Women's Equality as well as to departments of government, and to coordinate the implementation of the government's actions and initiatives in the areas of women's personal, social and economic security.

ÉGALITÉ DES FEMMES

OBJECTIFS DU PROGRAMME

De promouvoir l'égalité des genres et de réduire la discrimination systémique en offrant à la ministre responsable de l'égalité des femmes et aux différents ministères des conseils et du soutien et de coordonner la mise en œuvre des actions et des initiatives gouvernementales en matière de la sécurité personnelle, sociale et économique des femmes.

TOTAL	23,630	TOTAL
TO BE VOTED	23,630	À VOTER
TOTAL - GENERAL GOVERNMENT	1,456,864	TOTAL - GOUVERNEMENT GÉNÉRAL

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
306,214	287,972	Corporate and Other Health Services / Services ministériels et autres services de santé	345,378
850,172	883,346	Medicare / Assurance-maladie	899,887
262,659	265,693	Pharmaceutical Programs / Programmes pharmaceutiques	263,207
2,379,122	2,579,341	Part III Health Services / Services de santé de la partie III	2,582,616
3,798,167	4,016,352	TOTAL - Gross Ordinary / Compte brute ordinaire	4,091,088

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES

PROGRAM OBJECTIVES

To plan, fund and monitor the delivery of health services to New Brunswickers through:
- the administration of all departmental programs;
- the delivery of provincial services;
- the administration of federal-provincial relations and interprovincial health agreements; and
- the development and administration of recruitment and retention programs for health human resources.

PROGRAM COMPONENTS

ADMINISTRATION AND FINANCIAL SERVICES — 16,393

Administrative support and advisory services in matters relating to accounting, budgeting, financial controls, communications, personnel and staff accommodations.

INNOVATION AND eHEALTH — 80,626

The branch oversees the overall alignment of information and communication technology implementation with the strategic directions of the health care system. This includes the development and implementation of One Patient, One Record and its ongoing operations, as well as all other information systems within the department.

TALENT RECRUITMENT DIVISION — 16,754

Establish a comprehensive and sustainable provincial human resource planning system to meet New Brunswickers' needs, its scope of work will be to supply the sector partners in health, long-term care, and education with qualified resources to deliver essential services by planning, attracting, recruiting, developing, and retaining top talent.

SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ

OBJECTIFS DU PROGRAMME

Planifier, financer et surveiller la prestation des services de soins de santé à la population du Nouveau-Brunswick:
- la gestion de tous les programmes ministériels;
- la prestation de services provinciaux;
- la gestion des relations fédérales-provinciales et des ententes interprovinciales sur la santé;
- l'élaboration et l'administration de programmes de recrutement et de maintien des effectifs en matière de santé.

ÉLÉMENTS DU PROGRAMME

ADMINISTRATION ET SERVICES FINANCIERS — 16,393

Services consultatifs et de soutien administratif dans les domaines suivants: comptabilité, budget, contrôles financiers, communications, dotation en personnel et locaux et meubles pour le personnel.

INNOVATION ET CYBERSANTÉ — 80,626

La direction voit à l'harmonisation de la mise en oeuvre des technologies de communication et d'information avec les orientations stratégiques du système de soins de santé. Cela comprend le développement et la mise en oeuvre d'Un patient, un dossier, et de ses operations continues, ainsi que de tous les autres systems d'information au sein du ministère.

DIVISION DU RECRUTEMENT DE TALENTS — 16,754

Établir un système provincial de planification des ressources humaines complet et durable pour répondre aux besoins de la population du Nouveau-Brunswick, la Division a défini la portée de ses travaux comme étant de fournir aux partenaires du secteur de la santé, des soins de longue durée et de l'éducation, les ressources qualifiées qui leur permettront d'offrir des services essentiels. Cet objectif, elle prévoit l'atteindre en planifiant, en attirant, en recrutant, en perfectionnant et en retenant les meilleurs talents.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES (continued)		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ (suite)
MEDICAL EDUCATION PROGRAM SERVICES	18,002	SERVICES DES PROGRAMMES DE FORMATION MÉDICALE
Responsible for management of the delivery of medical education for the province.		Gérer la prestation des programmes de formation médicale pour la province.
OUT OF PROVINCE HOSPITAL PAYMENTS	72,150	RÈGLEMENT DES SERVICES HOSPITALIERS HORS-PROVINCE
Payment on behalf of New Brunswick residents for hospital services received outside the province.		Payer les services hospitaliers obtenus en dehors de la province par des résidents de la province.
OFFICE OF THE CHIEF MEDICAL OFFICER OF HEALTH	5,717	BUREAU DU MÉDECIN-HYGIÉNISTE EN CHEF
Responsible for promotion, prevention and protection of the health of the population of New Brunswick, including outbreak management.		Responsable de la promotion, de la prévention et de la protection de la santé de la population du Nouveau-Brunswick, y compris la gestion des épidémies.
PUBLIC HEALTH PROGRAM SERVICES	52,568	SERVICES DES PROGRAMMES DE SANTÉ PUBLIQUE
Responsible for policy development, planning and program support of public health services delivered in the province.		Élaboration de politiques, planification et soutien aux programmes pour les services de santé publique dans la province.
HEALTH SERVICES LIABILITY PROTECTION PLAN	1,500	PLAN DE PROTECTION DE LA RESPONSABILITÉ - SERVICES DE SANTÉ
Provision of funding for health services liability cases and for claims administration.		Fournir des fonds pour les cas de responsabilité civile liés aux services de santé et l'administration des demandes d'indemnité.
HEALTH SYSTEM COLLABORATION	7,864	COLLABORATION DANS LE SYSTÈME DE SANTÉ
To provide policy direction, planning, resource allocation and program support for hospital services delivered in the province.		Orientation des politiques, planification, affectation des ressources et soutien aux programmes des services hospitaliers de la province.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER HEALTH SERVICES (continued)		SERVICES MINISTÉRIELS ET AUTRES SERVICES DE SANTÉ (suite)
NEW BRUNSWICK CANCER NETWORK	13,599	RÉSEAU DE CANCER DU NOUVEAU-BRUNSWICK
The network unifies, manages and coordinates a broad based system for cancer control in the province. It is designed to reduce the incidence of cancer and improve the quality of life of New Brunswick residents living with cancer.		Il unifit, gère et coordonne les services de divers organismes de lutte contre le cancer dans la province. Il vise à réduire le nombre de cancers et à améliorer la qualité de vie des cancéreux au Nouveau-Brunswick.
ADDICTION AND MENTAL HEALTH PROGRAM SERVICES	17,453	SERVICES DU PROGRAMME DE TRAITEMENT DES DÉPENDANCES ET DE SANTÉ MENTALE
Responsible for policy development, planning and program support of Addiction and Mental Health services delivered in the province.		Élaboration de politiques, planification et soutien des programmes pour les services de traitement des dépendances et de santé mentale offerts dans la province.
PRIMARY HEALTH CARE	42,752	SOINS DE SANTÉ PRIMAIRES
Responsible for policy development, planning and program support of primary care services delivered in the province.		Responsable de l'élaboration de politiques, de la planification et du soutien des programmes des services de soins de santé primaires offerts.
TOTAL	345,378	TOTAL

MEDICARE		ASSURANCE-MALADIE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Ensuring entitled health services provided by physicians are accessible to the population at a reasonable cost to the Province. Funding of medical care for New Brunswick residents.		Assurer que les services de santé fournis par les médecins sont accessibles aux résidents admissibles, et ce, à un coût raisonnable pour le gouvernement. Financer les soins médicaux offerts à la population du Nouveau-Brunswick.
TOTAL	899,887	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PHARMACEUTICAL PROGRAMS / PROGRAMMES PHARMACEUTIQUES

PROGRAM OBJECTIVES / **OBJECTIFS DU PROGRAMME**

Funding of drug plans which provides for the payment of approved drugs.

Financement de régimes d'assurance-médicaments assurant le paiement de médicaments approuvés.

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

NEW BRUNSWICK PRESCRIPTION DRUG PROGRAM	188,797	PLAN DE MÉDICAMENTS SUR ORDONNANCE DU NOUVEAU-BRUNSWICK
Funding of a drug plan which provides for the payment of approved drugs for senior citizens, nursing home residents, children-in-care, residents with specified medical conditions and, individuals identified by the Department of Social Development.		Financement d'un plan de médicaments sur ordonnance servant à payer certains médicaments approuvés pour les personnes âgées, les résidents des foyers de soins, les enfants pris en charge, les patients ayant des besoins précis et les personnes désignées par le ministère du Développement social.
NEW BRUNSWICK DRUG PLAN	74,410	RÉGIME MÉDICAMENTS DU NOUVEAU-BRUNSWICK
Insurance plan to provide coverage to all uninsured residents of New Brunswick to ensure affordable access to prescription drugs.		Régime d'assurance-médicaments garantissant à tous les résidents non assurés du Nouveau-Brunswick un accès abordable aux médicaments sur ordonnance.
TOTAL	263,207	TOTAL

PART III HEALTH SERVICES / SERVICES DE SANTÉ DE LA PARTIE III

PROGRAM OBJECTIVES / **OBJECTIFS DU PROGRAMME**

Regional Health Authorities and EM/ANB are Part III organizations responsible for the planning, management and delivery of health services to New Brunswickers.

Les régies régionales de la santé et EM/ANB sont des organismes de la Partie III chargés de la planification, gestion et livraison des services de soins de santé à la population du Nouveau-Brunswick.

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

MEDICAL EDUCATION	23,879	FORMATION MÉDICALE
Responsible for the delivery of training through Regional Health Authorities for post graduate medical residents.		Gérer la prestation des programmes de formation par l'entremise des régies régionales de la santé pour les médecins résidents inscrits à des programmes d'études supérieures.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PART III HEALTH SERVICES (continued)		SERVICES DE SANTÉ DE LA PARTIE III (suite)
PUBLIC HEALTH SERVICES	35,143	SERVICES DE SANTÉ PUBLIQUE
Responsible for the delivery of community based public health programs and services in the areas of communicable disease prevention, management and control, and the promotion of healthy lifestyles/healthy families.		Assurer la prestation des programmes et services communautaires de santé publique dans les domaines de la prévention, de la gestion et du contrôle des maladies transmissibles ainsi que faire la promotion d'un mode de vie sain et de familles en santé.
HEALTH SERVICES	1,925,266	SERVICES DE SANTÉ
Funding for the delivery of hospital services within the province through Regional Health Authorities. Funding also included for the operations of the New Brunswick Health and Senior Care Council.		Financer la prestation des services hospitaliers dans la province par l'entremise des régies régionales de la santé. Des fonds sont aussi alloués pour les activités du Conseil de la santé et des soins aux aînés du Nouveau-Brunswick.
ADDICTION AND MENTAL HEALTH SERVICES	218,818	SERVICES DE TRAITEMENT DES DÉPENDANCES ET DE SANTÉ MENTALE
Responsible for the delivery of Mental Health and Addiction services in the province through prevention-promotion, treatment, rehabilitation and maintenance programs. Mental Health and Addiction services are provided through Community Addiction and Mental Health Centres, Psychiatric Hospitals and Regional Hospital Psychiatric Units within the Regional Health Authorities.		Prestation des services de santé mentale et de traitement des dépendances dans la province en offrant des programmes de prévention ou de promotion, de traitement, de réadaptation et de services de maintien de la santé. Les services de santé mentale et de traitement des dépendances sont fournis par l'intermédiaire de centres communautaires de traitement des dépendances et de santé mentale, d'établissements de traitement des dépendances, d'hôpitaux psychiatriques et d'unités psychiatriques d'hôpitaux régionaux au sein des régies régionales de la santé.
PRIMARY HEALTH CARE PART III	80,290	SOINS DE SANTÉ PRIMAIRES PARTIE III
Responsible for the delivery of community health services through the Regional Health Authorities.		Responsable de la prestation des services de santé communautaires effectuée par l'entremise des régies régionales de la santé.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PART III HEALTH SERVICES (continued)		SERVICES DE SANTÉ DE LA PARTIE III (suite)
HOME CARE AND AMBULANCE SERVICES	299,220	SERVICES DE SOINS DE SANTÉ À DOMICILE ET D'AMBULANCE
Responsible for the management and delivery of extra-mural and ambulance services programs within the province.		Assurer la gestion et la prestation des services de santé extra-muraux et des services d'ambulance de la province.
TOTAL	2,582,616	TOTAL
TOTAL - DEPARTMENT OF HEALTH	4,091,088	TOTAL - MINISTÈRE DE LA SANTÉ
Less amounts authorized by law	62	Moins crédits autorisés par la loi
TO BE VOTED	4,091,026	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PRÉVISIONS
44,392	44,392	Public Hospitals - Capital Equipment / Hôpitaux publics - Biens d'équipement	40,280
44,392	44,392	TOTAL	40,280

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PRÉVISIONS
250	250	Cannabis Education and Awareness Fund / Fonds d'education et de sensibilisation en matière de cannabis	250
1,500	2,629	Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé	1,500
1,750	2,879	TOTAL	1,750

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /

MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
25,834	28,475	Technical Safety and Corporate Services Division / Division de la sécurité technique et des services ministériels	28,718
249,941	255,674	Community Safety Division / Division de la sécurité communautaire	259,882
24,946	25,447	Security and Emergencies Division / Division de la sécurité et des urgences	27,408
28,825	29,018	Office of the Attorney General / Cabinet du procureur général	35,370
31,452	31,509	Justice Services Division / Division des services à la justice	34,400
13,844	15,127	Legal Aid / Aide juridique	17,435
374,842	385,250	TOTAL - Gross Ordinary / Compte brute ordinaire	403,213

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PUBLIC SAFETY

TECHNICAL SAFETY AND CORPORATE SERVICES DIVISION

PROGRAM OBJECTIVES

To provide management support and planning services necessary for the Department to achieve all its objectives and to ensure community safety through the regulation and licencing of liquor, gaming and security industries. To enhance safety by providing fire, electrical, plumbing, elevator and boiler and pressure vessel inspections as well as fire plan reviews and fire reporting and investigations.

PROGRAM COMPONENTS

ADMINISTRATIVE SERVICES 8,363

Provides management support and advisory services related to human resources, financial services, information systems, facilities and equipment.

PLANNING AND INNOVATION 793

Supports the refinement and implementation of the department's Integrated Business Planning Cycle that incorporates strategic direction, employee engagement, internal communications, work planning, continuous improvement, performance measurement and an accountability framework.

TECHNICAL INSPECTION SERVICES 8,041

Regulates the safe design, fabrication, installation and operation of electrical, plumbing, propane, natural and medical gas systems, boilers, pressure vessels, elevating devices and amusement rides.

SÉCURITÉ PUBLIQUE

DIVISION DE LA SÉCURITÉ TECHNIQUE ET DES SERVICES MINISTÉRIELS

OBJECTIFS DU PROGRAMME

Fournir le soutien administratif et les services de planification nécessaires à l'atteinte de tous les objectifs du Ministère et veiller à assurer la sécurité des collectivités par la réglementation et la délivrance de licences et de permis dans les secteurs des alcools, des loteries et de la sécurité. Renforcer la sécurité en procédant à l'inspection des incendies, des installations électriques, de la plomberie, des ascenseurs, des chaudières et des appareils à pression, ainsi qu'à l'examen des plans de sécurité-incendie et à l'établissement de rapports et d'enquêtes sur les incendies.

ÉLÉMENTS DU PROGRAMME

SERVICES ADMINISTRATIFS

Fournir du soutien administratif et des services consultatifs relativement aux ressources humaines, aux services financiers, aux systèmes d'information, aux installations et à l'équipement.

PLANIFICATION ET INNOVATION

Soutenir l'amélioration et la mise en œuvre du cycle de planification intégré des activités du Ministère, lequel comprend une orientation stratégique, la mobilisation des employés, la communication interne, la planification du travail, l'amélioration continue, l'évaluation du rendement et le cadre de responsabilisation.

SERVICES D'INSPECTION TECHNIQUE

Veiller à la réglementation concernant la conception, la fabrication, la mise en place et le fonctionnement sécuritaires des installations électriques et de plomberie, des installations au gaz propane, naturel et à usage médical, des chaudières, des appareils à pression, des appareils élévateurs et des manèges.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TECHNICAL SAFETY & CORPORATE SERVICES DIVISION (continued)		DIVISION DE LA SÉCURITÉ TECHNIQUE ET DES SERVICES MINISTÉRIELS (suite)
GAMING CONTROL AND LICENSING SERVICES BRANCH	2,421	DIRECTION DE LA RÉGLEMENTATION DES JEUX ET DES SERVICES DE DÉLIVRANCE DE LICENCES ET DE PERMIS
Licenses and regulates charitable gaming and registers and monitors those who provide casino and video lottery gaming to ensure compliance with the *Gaming Control Act* and ensure the integrity of gaming in New Brunswick. Licenses the liquor and security industries and ensures compliance with legislation.		Veiller à la réglementation et à la délivrance de permis et de licences dans le domaine des loteries et des jeux de bienfaisance, ainsi qu'inscrire et encadrer les fournisseurs de jeux de casino et de jeux de loterie vidéo pour assurer le respect de la *Loi sur la réglementation des jeux* et l'intégrité des jeux au Nouveau-Brunswick. Assurer la délivrance de licences et de permis dans les secteurs des alcools et de la sécurité, et veiller à assurer la conformité à la loi.
OFFICE OF THE FIRE MARSHAL	3,004	BUREAU DU PRÉVÔT DES INCENDIES
Carries out the provision of the *Fire Prevention Act*, delivers fire prevention and protection programs, and works with fire departments, municipalities and partner organizations to promote fire safety.		Veiller à l'application des dispositions de la *Loi sur la prévention des incendies*, voir à la prestation de programmes sur la prévention des incendies et la protection contre les incendies et collaborer avec les services d'incendie, les municipalités et les organismes partenaires afin de promouvoir la sécurité-incendie dans la province.
POLICY	1,230	POLITIQUE
Provides leadership and support in the identification, analysis, and development of program and policy initiatives. Supports legislation development and federal/provincial/territorial relations. Administers the *Right to Information and Protection of Privacy Act* and the *Personal Health Information Privacy and Access Act*.		Assurer un leadership et fournir un soutien pour cerner, évaluer et élaborer des projets de programmes et de politiques; appuyer l'élaboration de dispositions législatives et l'établissement de relations fédérales, provinciales et territoriales; veiller à l'application de la *Loi sur le droit à l'information et la protection de la vie privée* et de la *Loi sur l'accès et la protection en matière de renseignements personnels sur la santé*.
MOTOR VEHICLE BRANCH	4,866	DIRECTION DES VÉHICULES À MOTEUR
Protects road and trail users by overseeing licencing and registration of vehicles, drivers, dealers, and inspections stations.		Protéger les usagers de la route et des sentiers en supervisant la délivrance des permis et l'enregistrement des véhicules, des conducteurs, des concessionnaires et des postes de vérification.
TOTAL	28,718	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION

PROGRAM OBJECTIVES

To enhance safety by delivering inspection and enforcement services that make highways, communities and off-road trails safer, administering firearms licencing for individuals and businesses and inspecting shooting ranges, and administering provincial policing standards and policing contracts. To prevent avoidable deaths by investigating all sudden and unexpected deaths. To support the safe and impartial administration of justice by providing court security and detainee security services managing juries and serving and executing court orders. To reduce crime and enhance safety and security providing services to those in conflict with the law, caring for and supervising those remanded or sentenced by the Courts to institutional or community-based sentences and by providing services to victims of crime. To promote road safety through regulation and licencing of drivers and vehicles.

PROGRAM COMPONENTS

ADULT INSTITUTIONAL SERVICES 48,696

Provides institutional-based care and custody services and provision of criminogenic rehabilitation programs and reintegration planning.

COMMUNITY AND YOUTH JUSTICE SERVICES 17,176

Provides Victims Services, Probation Services, Diversion and Restorative Justice Services, and Youth Custody Services.

DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE

OBJECTIFS DU PROGRAMME

Améliorer la sécurité en fournissant des services d'inspection et d'application de la loi qui rendent les routes, les communautés et les sentiers hors route plus sûrs, en administrant les permis d'armes à feu pour les particuliers et les entreprises et en inspectant les champs de tir, et en administrant les normes et les contrats de police provinciaux. Prévenir les décès évitables en enquêtant sur tous les décès soudains et inattendus. Soutenir l'administration sûre et impartiale de la justice en assurant la sécurité dans les palais de justice, en fournissant des services de sécurité des détenus, en veillant à la gestion des jurys ainsi qu'à la signification et à l'exécution des ordonnances du tribunal. Réduire la criminalité et renforcer la sûreté et la sécurité en fournissant des services aux personnes qui ont des démêlés avec la justice, en prenant en charge et en surveillant les personnes en détention provisoire ou condamnées par les tribunaux à des peines en établissement ou en milieu communautaire et en fournissant des services aux victimes d'actes criminels. Promouvoir la sécurité routière par la réglementation et l'octroi de permis aux conducteurs et aux véhicules.

ÉLÉMENTS DU PROGRAMME

SERVICES DES ÉTABLISSEMENTS POUR ADULTES

Fournir des services de garde et de détention en établissement, et assurer la prestation de programmes de réhabilitation axés sur les facteurs criminogènes et de services de planification de la réintégration.

SERVICES COMMUNAUTAIRES ET SERVICES DE JUSTICE POUR LES JEUNES

Offre des services aux victimes, des services liés à la probation, des services en matière de déjudiciarisation et de justice réparatrice, ainsi que des services de placement sous garde pour les jeunes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION (continued)		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE (suite)
CRIME PREVENTION PROGRAM	854	PROGRAMME DE PRÉVENTION DE LA CRIMINALITÉ
Prevents crime and victimization and increases efficiencies by improving crime prevention policy and practice through the development and promotion of evidence-based, cost-effective approaches while fostering collaborative multi-sector partnerships.		Prévenir la criminalité et les préjudices subis par les victimes et accroître l'efficacité en améliorant les politiques et les pratiques de prévention de la criminalité par l'élaboration et la promotion de démarches rentables fondées sur des données probantes tout en encourageant les partenariats multisectoriels de collaboration.
INSPECTION AND ENFORCEMENT SERVICES	26,375	SERVICES D'INSPECTION ET D'APPLICATION DE LA LOI
Provides education, inspection, compliance and enforcement functions under provincial and some federal laws to make our people and communities safer and more secure.		Exercer des fonctions de sensibilisation, d'inspection, de conformité et d'application des lois en vertu de dispositions législatives provinciales et fédérales pour accroître la sûreté et la sécurité de la population et des collectivités.
SHERIFF SERVICES	12,992	SERVICES DES SHÉRIFS
Provides security for all courthouse locations in accordance with the *Court Security Act* , detainees security (transportation, escort and detention supervision), jury management, document service and court orders execution.		Veiller à la sécurité de tous les palais de justice conformément à la *Loi sur la sécurité des tribunaux* , à la sécurité des détenus (transport, escorte et surveillance de la détention), à la gestion des jurys, à la signification des documents et à l'exécution des ordonnances du tribunal.
POLICING CONTRACT MANAGEMENT	146,527	GESTION DES CONTRATS DE POLICE
Administers and oversees the Provincial Police Service Agreement between New Brunswick and Canada to ensure effective and efficient provincial and local policing.		Administrer et superviser l'Entente sur le service de police provincial entre le Nouveau-Brunswick et le Canada afin de garantir l'efficacité et l'efficience des services de police provinciaux et locaux.
POLICING STANDARDS	2,262	NORMES DE POLICE
Prevents and reduces crime and victimization through the establishment of standards for policing services as well as auditing for compliance with these standards.		Prévenir et réduire la criminalité et la victimisation par l'établissement de normes pour les services de police ainsi que par la vérification du respect de ces normes.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COMMUNITY SAFETY DIVISION (continued)		DIVISION DE LA SÉCURITÉ COMMUNAUTAIRE (suite)
CORONER SERVICES	3,961	SERVICES DES CORONERS
Independently investigates all sudden and unexpected deaths and conducts inquests as may be required in the public interest.		Mener des enquêtes indépendantes dans tous les cas de morts soudaines et suspectes et mener des enquêtes dans l'intérêt du public.
FIREARMS OFFICE	1,039	BUREAU DES ARMES À FEU
Supports safe communities and responsible firearm ownership by controlling the ownership, purchase, movement and use of firearms within New Brunswick through the administration of federal firearms legislation.		Contribuer à la sécurité des collectivités et appuyer la possession responsable d'armes à feu en se chargeant de la gestion des dispositions législatives fédérales sur les armes à feu pour assurer le contrôle de la propriété, de l'achat, du déplacement et de l'utilisation des armes à feu au Nouveau-Brunswick.
TOTAL	259,882	TOTAL

SECURITY AND EMERGENCIES DIVISION		DIVISION DE LA SÉCURITÉ ET DES URGENCES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To ensure a safe and secure society by providing coordination, policy advice and services regarding 911, emergency management and public security in partnership with stakeholders and partners.		Veiller à la sécurité et à la sûreté de la société en fournissant des services de coordination et de conseil stratégique ainsi que des services concernant le 911, la gestion des urgences et la sécurité publique en partenariat avec les intervenants et les partenaires.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
OFFICE OF THE PROVINCIAL SECURITY ADVISOR	1,055	BUREAU DU CONSEILLER PROVINCIAL EN MATIÈRE DE SÉCURITÉ
Responsible for the provision of security advice and services to Government and internal / external stakeholders in order to reduce threats and risks to services, networks, critical infrastructure (CI), assets and persons critical to New Brunswick's security, safety and economy, from deliberate, accidental and natural acts or events.		Fournir au gouvernement et à des intervenants internes et externes des services et avis en matière de sécurité visant à réduire les menaces et les risques que des actes ou événements délibérés, accidentels ou naturels peuvent faire peser sur les services, les réseaux, les infrastructures essentielles ainsi que les personnes et les biens essentiels à la sécurité, à la sûreté et à l'économie du Nouveau-Brunswick.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SECURITY AND EMERGENCIES DIVISION (continued)		DIVISION DE LA SÉCURITÉ ET DES URGENCES (suite)
EMERGENCY MEASURES ORGANIZATION	6,288	ORGANISATION DES MESURES D'URGENCE
Provides advice, training and service coordination in planning for, responding to and recovering from emergency events.		Fournir des conseils, de la formation et une coordination des services en matière de planification, d'intervention et de rétablissement en cas d'urgence.
DISASTER FINANCIAL ASSISTANCE PROGRAM	18,929	PROGRAMME D'AIDE FINANCIÈRE EN CAS DE CATASTROPHE
Provides a mechanism for government to assist property owners, small businesses and municipalities with uninsurable losses caused by disasters.		Fournir un mécanisme permettant au gouvernement d'aider les propriétaires de biens, les petites entreprises et les municipalités à surmonter les pertes non assurables causées par les catastrophes.
COMMUNITY CAPACITY AND RESILIENCY	1,136	CAPACITÉ COMMUNAUTAIRE ET RÉSILIENCE
Applies lessons learned from the COVID-19 pandemic, ice storms, floods, and collaborates with New Brunswick communities to align efforts, build capacity and help communities become more resilient to future crises and emergencies. This includes supporting 12 multi-sector Regional Resiliency Teams in the development and implementation of action plans.		Mise en place des leçons tirées de la pandémie COVID-19, des tempêtes de verglas, des inondations et collabore avec les communautés du NB afin d'aligner les efforts, de renforcer les capacités et d'aider les communautés à devenir plus résilientes face aux futures catastrophes et crises. Il s'agit notamment de soutenir 12 équipes régionales de résilience multisectorielles dans l'élaboration et la mise en œuvre de plans d'action.
TOTAL	27,408	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE AND ATTORNEY GENERAL

OFFICE OF THE ATTORNEY GENERAL

PROGRAM OBJECTIVES

To promote the impartial administration of justice by enabling the Attorney General to discharge his or her constitutional responsibilities regarding the enforcement of the criminal law, the provision of legal advice and the representation of the Crown in all civil and constitutional matters, as well as the drafting of legislation and regulations.

PROGRAM COMPONENTS

LEGAL SERVICES BRANCH — 7,035

Provides professional legal services to government departments and agencies in the areas of employment and administrative law, corporate, commercial and property law, litigation and other adversarial proceedings before adjudicative bodies, including courts, boards and tribunals, constitutional law and legal opinions on issues and matters related to the ongoing operations of government.

LEGISLATIVE SERVICES BRANCH — 3,152

Provides a central legislative drafting service in both official languages, for all public acts and regulations, to all government departments and agencies; provides advice to the Executive Council on legislative matters; discharges the responsibilities conferred upon the Registrar of Regulations under the *Regulations Act*; provides legal advice on Cabinet Agenda; revises the Statutes of New Brunswick through the Statute Revision Project; discharges the responsibilities conferred upon the King's Printer under the *King's Printer Act*.

JUSTICE ET DE PROCUREUR GÉNÉRAL

CABINET DU PROCUREUR GÉNÉRAL

OBJECTIFS DU PROGRAMME

Promouvoir l'administration impartiale de la justice, s'acquitter des responsabilités constitutionnelles du procureur général quant aux poursuites publiques, à la fourniture d'avis juridiques et à la représentation de la Couronne dans tous les domaines civils et constitutionnels, ainsi qu'à la rédaction des lois et règlements.

ÉLÉMENTS DU PROGRAMME

DIRECTION DES SERVICES JURIDIQUES — 7,035

Fournir aux ministères et aux organismes gouvernementaux des services juridiques professionnels dans les domaines du droit administratif et du droit du travail, du droit commercial et du droit des biens, du droit constitutionnel, ainsi que du contentieux et d'autres procédures accusatoires soumises à des organismes d'arbitrage (y compris en cour ou devant des commissions ou des tribunaux administratifs). Fournir en outre des conseils juridiques concernant des questions et des sujets se rapportant aux activités du gouvernement.

DIRECTION DES SERVICES LÉGISLATIFS — 3,152

Fournir un service centralisé de rédaction des lois et des règlements publics dans les deux langues officielles à tous les ministères et organismes gouvernementaux; donner des conseils au Conseil exécutif sur les questions législatives; assumer les responsabilités du Registraire des règlements en vertu de la *Loi sur les règlements*; fournir des avis juridiques sur les questions à l'ordre du jour du Cabinet; revoir les lois du Nouveau-Brunswick dans le cadre du Projet de révision des lois; et s'acquitter des fonctions d'Imprimeur du Roi conformément à la *Loi sur l'Imprimeur du Roi*.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE ATTORNEY GENERAL (continued)		CABINET DU PROCUREUR GÉNÉRAL (suite)
FAMILY CROWN SERVICES	4,233	SERVICES DES PROCUREURS DE LA COURONNE À LA FAMILLE
Provides professional legal services, including litigation and legal opinions to the Department of Social Development and to the Director of Support Enforcement in the area of family law and acts as designate and agent of the Attorney General under specific federal and provincial legislation and international treaties in the areas of family law and the civil aspects of international child abduction.		Fournir des services juridiques professionnels, dont les litiges et les avis juridiques, au ministère du Développement social et au directeur de l'exécution des ordonnances de soutien dans les affaires liées au droit de la famille, et remplir la fonction de remplaçant désigné et de représentant du procureur général en vertu de certaines lois fédérales et provinciales et de traités internationaux quant aux questions relevant du droit de la famille et aux aspects civils de l'enlèvement international d'enfants.
PUBLIC PROSECUTION SERVICES	20,950	SERVICES DES POURSUITES PUBLIQUES
Ensures that laws enacted for the protection of all citizens are respected and enforced by providing independent, effective and impartial prosecution services. With the decision to continue or terminate a prosecution, the crown prosecutors exercise broad discretion in the public interest.		Veiller à ce que les lois promulguées pour la protection des citoyens soient respectées et mises en application en fournissant des services de poursuite indépendants, efficaces et impartiaux. Dans la prise de la décision de maintenir une poursuite ou d'y mettre fin, les procureurs de la Couronne sont investis d'un pouvoir d'appréciation étendu qu'ils exercent dans l'intérêt public.
TOTAL	35,370	TOTAL

JUSTICE SERVICES DIVISION	DIVISION DES SERVICES À LA JUSTICE
PROGRAM OBJECTIVES	**OBJECTIFS DU PROGRAMME**
To deliver a transparent and unbiased justice system to the public, and provide legal support services, administrative services, security services and operational services to the public while supporting the Judiciary in carrying out their mandate in delivering expeditious access to justice.	Offrir au public un système judiciaire transparent et impartial ainsi que des services d'aide juridique, des services administratifs, des services de sécurité et des services opérationnels tout en appuyant la magistrature dans l'exécution de son mandat de fournir un accès rapide à la justice.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES DIVISION (continued)		DIVISION DES SERVICES À LA JUSTICE (suite)
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
COURT SERVICES	13,264	DIRECTION DES SERVICES DES TRIBUNAUX
Supports the New Brunswick court system in all three levels of Court (the Court of Appeal, Court of King's Bench, and the Provincial Court including Small Claims Court, Probate Court, Bankruptcy and Insolvency Division, Criminal Court, and Youth Justice Court) . Court Services provides court attendance, order production, case file management, registry services and other legal and administrative services in support of the Judiciary, justice participants and the public. Delivers specialized initiatives, including the Healing to Wellness Court, Domestic Violence Court, Family Case Management, Family Law Information Center, Mental Health Docket, and Intimate Partner Violence Intervention.		Appuie le fonctionnement des trois paliers de l'appareil judiciaire du Nouveau-Brunswick , soit la Cour d'appel, la Cour du Banc du Roi et la Cour provinciale (Cour petites créances, Cour des successions, Division de la faillite et de l'insolvabilité, tribunal pénal et Tribunal pour adolescents); Assure la programmation de la présence au tribunal, la production des ordonnances, la gestion des dossiers, les services du greffe et autres services juridiques et administratifs à l'appui de la magistrature, des participants au processus judiciaire et du public; Mettre en œuvre des initiatives spécialisées, notamment le Tribunal du mieux-être, le Tribunal chargé des causes de violence conjugale, la gestion des dossiers de droit de la famille, le Centre d'information sur le droit de la famille, le Tribunal de la santé mentale et l'intervention en matière de violence entre partenaires intimes.
JUDICIARY	10,159	MAGISTRATURE
Provides salaries and benefits for provincially appointed judges who preside over the criminal court of first instance, as well as other related items in respect of both the federally and provincially appointed judiciary.		Fournir les traitements et les avantages sociaux des juges nommés par le gouvernement provincial qui président les tribunaux pénaux de première instance, de même que d'autres articles connexes, aux membres de la magistrature nommés par les gouvernements fédéral et provincial.
JUSTICE REGIONAL ADMINISTRATION AND SUPPORT	6,598	ADMINISTRATION RÉGIONALE ET SOUTIEN DES SERVICES À LA JUSTICE
Provides strategic services and operational support to court and Justice Services Division operations.		Fournir des services stratégiques et un soutien opérationnel aux activités des tribunaux et de la Division des services à la justice.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

JUSTICE SERVICES DIVISION (continued)		DIVISION DES SERVICES À LA JUSTICE (suite)
OFFICE OF SUPPORT ENFORCEMENT	1,818	BUREAU DE L'EXÉCUTION DES ORDONNANCES DE SOUTIEN
Enforces family support provisions (Child and Spousal Support Payments) in court orders and agreements in accordance with the *Support Enforcement Act* and the *Divorce Act* by using progressive enforcement actions to ensure compliance.		Veiller à l'application des dispositions de soutien familial (prestations de soutien au conjoint et aux enfants) des ordonnances des tribunaux et des ententes judiciaires conformément à la *Loi sur l'exécution des ordonnances de soutien* et à la *Loi sur le divorce* au moyen de mesures progressives d'application de la loi visant la conformité des décisions.
ALTERNATIVE DISPUTE RESOLUTION	2,561	RÈGLEMENT EXTRAJUDICIAIRE DES DIFFÉRENDS
Provides a variety of quasi-judicial hearings, including Small Claims Adjudication, Family Case Management Hearings and conducts Emergency Intervention Order Hearings.		Assurer la tenue de diverses audiences quasi judiciaires, notamment les audiences d'arbitrage de la Cour des petites créances, les audiences de gestion des dossiers en droit de la famille et les audiences relatives aux ordonnances d'intervention d'urgence.
TOTAL	34,400	TOTAL

LEGAL AID		AIDE JURIDIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provides criminal and domestic legal aid services, and Public Trustee Services through the New Brunswick Legal Aid Services Commission.		Fournir des services d'aide juridique en matière de droit pénal et de droit de la famille, ainsi que des services de curateur public par le truchement de la Commission des services d'aide juridique du Nouveau-Brunswick.
TOTAL	17,435	TOTAL
TOTAL - DEPARTMENT OF JUSTICE AND PUBLIC SAFETY	403,213	TOTAL - MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
Less amounts authorized by law	124	Moins crédits autorisés par la loi
TO BE VOTED	403,089	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
150	150	Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	150
449	449	Canadian Family Justice Fund / Fonds canadien de justice familiale	449
2,650	2,650	Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	2,329
230	201	Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	230
207	207	National Safety Code Agreement / Entente concernant le Code national de sécurité	207
2,855	2,970	Victim Services Account / Compte pour les services aux victimes	2,588
13,552	13,113	NB 911 Service Fund / Fonds pour le service d'urgence NB 911	16,367
1,045	1,142	Crime Prevention / Prévention de la criminalité	1,045
21,138	20,882	TOTAL	23,365

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
11,067	9,470	Members' Allowances, Committees and Operations / Indemnités des députés, comités et activités	11,569
4,713	4,380	Office of the Legislative Assembly / Bureau de l'Assemblée législative	4,896
3,930	3,831	Office of the Auditor General / Bureau du vérificateur général	4,152
2,054	1,969	Offices of Leaders and Members of Registered Political Parties / Bureaux des chefs et des membres des partis politiques enregistrés	2,067
18,725	17,309	Elections New Brunswick / Élections Nouveau-Brunswick	7,991
2,848	2,163	Office of the Ombud / Bureau de l'ombud	3,042
2,127	2,100	Office of the Child, Youth and Senior Advocate / Bureau du défenseur des enfants, des jeunes et des aînés	2,620
840	840	Office of the Commissioner of Official Languages / Commissariat aux langues officielles	876
680	674	Office of the Consumer Advocate for Insurance / Bureau du défenseur du consommateur en matière d'assurances	710
352	337	Office of the Integrity Commissioner / Bureau du commissaire à l'intégrité	441
47,336	43,073	TOTAL - Gross Ordinary / Compte brute ordinaire	38,364

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MEMBERS' ALLOWANCES, COMMITTEES AND OPERATIONS

PROGRAM OBJECTIVES

To provide funding for the operation of the Legislative Assembly, including Committees, and for the salaries, annual indemnities, annual expense allowances and expenses for Members of the Legislative Assembly and Committees of the Legislative Assembly.

PROGRAM COMPONENTS

ALLOWANCES TO MEMBERS	11,193	INDEMNITÉS DES DÉPUTÉS
Provide for the operations of the Legislative Assembly, including Committees, and for salaries, annual indemnities, annual expense allowances and expenses as set out in Schedule "A" of the *Legislative Assembly Act.*		Couvrir le fonctionnement de l'Assemblée législative, y compris les comités, et le versement des traitements, des indemnités annuelles, des allocations de dépenses annuelles et des dépenses prévues dans l'annexe A de la *Loi sur l'Assemblée législative.*
LEGISLATIVE COMMITTEES	376	COMITÉS DE L'ASSEMBLÉE LÉGISLATIVE
Provide funding for various Standing and Select Committees of the Legislative Assembly.		Assurer le financement des divers comités permanents et spéciaux de l'Assemblée législative.
TOTAL	11,569	TOTAL
Less amounts authorized by law	4,800	Moins crédits autorisés par la loi
TO BE VOTED	6,769	À VOTER

INDEMNITÉS DES DÉPUTÉS, COMITÉS ET ACTIVITÉS

OBJECTIFS DU PROGRAMME

Assurer le financement des activités de l'Assemblée législative, y compris les comités, des salaires, des indemnités annuelles, des allocations annuelles pour dépenses et des dépenses des parlementaires et des membres des comités de l'Assemblée législative.

ÉLÉMENTS DU PROGRAMME

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE LEGISLATIVE ASSEMBLY		BUREAU DE L'ASSEMBLÉE LÉGISLATIVE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide administrative support services for the Legislative Assembly including the Speaker, the Members of the Legislative Assembly and their staff.		Fournir des services de soutien administratif pour l'Assemblée législative, notamment le président ou la présidente ainsi que les députés et leur personnel.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
HANSARD AND DEBATES TRANSLATION OFFICE	1,826	BUREAU DE HANSARD ET TRADUCTION DES DÉBATS
Responsible for the production of the Journal of Debates (Hansard) and to provide translation services to the Legislative Assembly and its Committees.		Assurer la production du Journal des débats (hansard) et fournir des services de traduction à l'Assemblée législative et à ses comités.
CLERK'S OFFICE	2,226	BUREAU DU GREFFIER
Provide procedural and administrative support services to the Assembly and Committees, financial, human resource, technology and security services for the Office of the Speaker, Members of the Legislative Assembly and all branches of the Legislative Assembly Office.		Conseiller l'Assemblée législative et les comités en matière de procédure et leur assurer des services de soutien administratif, assurer des services liées aux finances, aux ressources humaines, à la technologie et à la sécurité au Cabinet du président, aux députés, ainsi qu'à toutes les sections du Bureau de l'Assemblée législative.
LEGISLATIVE LIBRARY	844	BIBLIOTHÈQUE DE L'ASSEMBLÉE LÉGISLATIVE
Operate primarily for the use of the Members of the Legislative Assembly and their staff by providing access to information and resources in order that the Members may better serve the people of New Brunswick.		Être au service principalement des députés et de leur personnel en leur donnant accès à de l'information et à des ressources leur permettant de mieux servir la population du Nouveau-Brunswick.
TOTAL	4,896	TOTAL
TO BE VOTED	4,896	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE AUDITOR GENERAL

PROGRAM OBJECTIVES

To audit the accounts of the Province of New Brunswick and certain Crown agencies on behalf of the Legislative Assembly. To report annually to the Legislative Assembly, matters of significance, including observed instances where money has been expended without due regard to economy and efficiency, or where appropriate and satisfactory procedures have not been established to measure and report on the effectiveness of programs.

BUREAU DU VÉRIFICATEUR GÉNÉRAL

OBJECTIFS DU PROGRAMME

Vérifier les comptes de la province du Nouveau-Brunswick et de certains organismes de la Couronne au nom de l'Assemblée législative. Faire rapport annuellement des faits significatifs à l'Assemblée législative, y compris les cas où des sommes ont été dépensées sans considération pour l'économie ou l'efficience, ou lorsque des procédures appropriées et satisfaisantes n'ont pas été établies pour mesurer l'efficacité des programmes et en faire rapport.

TOTAL	4,152	TOTAL
TO BE VOTED	4,152	À VOTER

OFFICES OF LEADERS AND MEMBERS OF REGISTERED POLITICAL PARTIES

PROGRAM OBJECTIVES

To provide funding for Members who are Leaders of Registered Political Parties, and to provide funding for secretarial and research staff to Members of the Legislative Assembly, in accordance with the *Legislative Assembly Act*.

BUREAUX DES CHEFS ET DES MEMBRES DES PARTIS POLITIQUES ENREGISTRÉS

OBJECTIFS DU PROGRAMME

Assurer un financement pour les députés provinciaux qui sont chefs d'un parti politique enregistré ainsi que pour le personnel de secrétariat et de recherche pour les députés, conformément à la *Loi sur l'Assemblée législative*.

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

OFFICE OF GOVERNMENT MEMBERS		823	BUREAU DES DÉPUTÉS DU GOUVERNEMENT

Provide secretarial and other assistance incidental to the performance of the duties of the members.

Fournir de l'aide en matière de secrétariat et autre relativement à l'exercice des fonctions des députés.

Program for Members	823	Programme pour les députés	823

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICES OF LEADERS AND MEMBERS OF REGISTERED POLITICAL PARTIES (continued)			BUREAUX DES CHEFS ET DES MEMBRES DES PARTIS POLITIQUES ENREGISTRÉS (suite)	
OFFICE OF THE OFFICIAL OPPOSITION		1,040	BUREAU DE L'OPPOSITION OFFICIELLE	
Provide an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the members.			Fournir une allocation de dépenses au chef. Fournir une aide en matière de secrétariat, entre autres, aux fins de l'exercice des fonctions des députés.	
Leader	640		Chef	640
Program for Members	400		Programme pour les députés	400
OFFICE OF THE THIRD PARTY		204	BUREAU DU TIERS PARTI	
Provide an expense allowance for the Leader. Provide secretarial and other assistance incidental to the performance of duties of the members.			Fournir une allocation de dépenses au chef. Fournir une aide en matière de secrétariat, entre autres, aux fins de l'exercice des fonctions des députés.	
Leader	154		Chef	154
Program for Members	50		Programme pour les députés	50
TOTAL		2,067	TOTAL	
TO BE VOTED		2,067	À VOTER	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ELECTIONS NEW BRUNSWICK

PROGRAM OBJECTIVES

Elections New Brunswick is a non partisan office headed by the Chief Electoral Officer. Its mandate is:

– to supervise and administer the conduct of all provincial, municipal, rural community, district education council and regional health authority elections, plebiscites and referendums held in the province; and

– to administer and monitor compliance with the *Elections Act, Municipal Elections Act,* and *Political Process Financing Act* by election officers, candidates, registered political parties, registered district associations, official agents, and third parties.

PROGRAM COMPONENTS

GENERAL OPERATIONS	7,323	FONCTIONNEMENT GÉNÉRAL
To fulfill the mandate of Elections New Brunswick.		Pour remplir le mandat d'Élections Nouveau-Brunswick.
LEGISLATIVE PAYMENTS TO REGISTERED POLITICAL PARTIES	668	PAIEMENTS LÉGISLATIFS AUX PARTIS POLITIQUES ENREGISTRÉS
To support the activities of registered political parties and reimburse the audit fees associated with their annual financial returns.		Pour soutenir les activités des partis politiques enregistrés et rembourser les honoraires de vérification associés à leurs rapports financiers annuels.
TOTAL	7,991	TOTAL
TO BE VOTED	7,991	À VOTER

ÉLECTIONS NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Élections Nouveau-Brunswick est un bureau non partisan dirigé par le directeur général des élections. Son mandat est :

– de superviser et d'administrer le déroulement de toutes les élections provinciales, municipales, de communautés rurales, de conseils d'éducation de district, de régies régionales de la santé, de plébiscites et de référendums tenus dans la province; et

– d'administrer et de surveiller la conformité avec la *Loi électorale*, la *Loi sur les élections municipales*, et la *Loi sur le financement de l'activité politique* par les membres du personnel électoral, les candidats, les partis politiques enregistrés, les associations de circonscription enregistrées, les agents officiels, et les tiers.

ÉLÉMENTS DU PROGRAMME

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE OMBUD

PROGRAM OBJECTIVES

To investigate complaints under the *Ombud Act* against government departments, Crown corporations, municipalities, school districts or regional health authorities.

To administer the *Right to Information and Protection of Privacy Act* and the *Personal Health Information Privacy and Access Act* for the Province of New Brunswick, including to inform the public about the legislation, to receive inquiries and provide assistance, to provide an independent review and resolution of complaints in matters of requests for access and matters of breach of privacy, to conduct investigations, to promote best practices, to conduct audits, and to make recommendations.

To investigate disclosure of wrongdoing under the *Public Interest Disclosure Act.*

To investigate appointments made due to favoritism under the *Civil Service Act.*

To review decisions from the Provincial Archivist pursuant to the *Archives Act.*

BUREAU DE L'OMBUD

OBJECTIFS DU PROGRAMME

Mener des enquêtes conformément à la *Loi sur L'Ombud* relativement aux plaintes déposées contre les Ministères, les sociétés de la Couronne, les municipalités, les districts scolaires ou les réseaux de la santé.

Appliquer au nom de la province la *Loi sur le droit à l'information et la protection de la vie privée* et la *Loi sur l'accès et la protection en matière de renseignements personnels sur la santé*, y compris renseigner le public au sujet des lois, recevoir les demandes de renseignements, fournir de l'aide, assurer l'exercice de recours indépendant, arriver à un règlement des plaintes ayant trait aux demandes de communication et aux atteintes à la vie privée, procéder à des enquêtes, promouvoir les meilleures pratiques, procéder à des vérifications et formuler des recommandations.

Mener des enquêtes relatives à la divulgation d'actes répréhensibles conformément à la *Loi sur les divulgations faites dans l'intérêt public.*

Mener des enquêtes relatives aux nominations faite par favoritisme conformément à la *Loi sur la Fonction publique.*

Revoir les décisions de l'archiviste provincial conformément à la *Loi sur les archives.*

TOTAL	3,042	TOTAL
TO BE VOTED	3,042	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CHILD, YOUTH AND SENIOR ADVOCATE / BUREAU DU DÉFENSEUR DES ENFANTS, DES JEUNES ET DES AÎNÉS

PROGRAM OBJECTIVES

To advocate for the rights and interests of children, youths, seniors and adults under protection generally and to ensure that the views of children, youths, seniors and adults under protection are heard and considered.

To ensure that children, youths, seniors and adults under protection have access to the services to which they are entitled and that their complaints respecting such services receive appropriate attention.

To provide information and advice about the availability, effectiveness, responsiveness and relevance of government assistance to and benefits for children, youths, seniors and adults under protection.

OBJECTIFS DU PROGRAMME

Défendre les droits et les intérêts des enfants, des jeunes, des aînés et des adultes sous protection, de façon générale, et s'assurer que les opinions des enfants, des jeunes, des aînés et des adultes sous protection sont entendues et prises en considération.

Veiller à ce que les enfants, les jeunes, les aînés et les adultes sous protection aient accès aux services auxquels ils ont droit et que leurs plaintes à l'égard de ces services reçoivent l'attention voulue.

Fournir de l'information et des conseils au sujet de l'accessibilité, de l'efficacité, de la souplesse et de la pertinence de l'aide et des avantages qu'assure le gouvernement aux enfants, aux jeunes, aux aînés et aux adultes sous protection.

TOTAL	2,620	TOTAL
TO BE VOTED	2,620	À VOTER

OFFICE OF THE COMMISSIONER OF OFFICIAL LANGUAGES / COMMISSARIAT AUX LANGUES OFFICIELLES

PROGRAM OBJECTIVES

To investigate, report on and make recommendations with regard to compliance with the *Official Languages Act,* and to promote the advancement of both official languages in the Province of New Brunswick.

OBJECTIFS DU PROGRAMME

Mener des enquêtes, produire des rapports et formuler des recommendations relativement à la conformité à la *Loi sur les langues officielles,* et promouvoir l'avancement des deux langues officielles au Nouveau-Brunswick.

TOTAL	876	TOTAL
TO BE VOTED	876	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

OFFICE OF THE CONSUMER ADVOCATE FOR INSURANCE / BUREAU DU DÉFENSEUR DU CONSOMMATEUR EN MATIÈRE D'ASSURANCES

PROGRAM OBJECTIVES

To examine the underwriting practices and guidelines of insurers, brokers and agents, and report the use of any prohibited underwriting practices to the Superintendent; to conduct investigations in relation to insurers, brokers and agents concerning the premiums charged for contracts of insurance and the availability of contracts of insurance; to respond to requests for information with respect to insurance; to develop and conduct educational programs and carry out insurance related tasks or investigations as directed by the Legislative Assembly.

OBJECTIFS DU PROGRAMME

Passer en revue les lignes directrices et les pratiques de souscription des assureurs, des courtiers et des agents et faire rapport de toute pratique interdite de souscription au surintendant; procéder à des enquêtes sur les assureurs, courtiers et agents concernant les primes facturées pour les contrats d'assurances et la disponibilité des contrats d'assurances; répondre aux demandes de renseignements concernant les assurances; élaborer et diriger des programmes d'éducation et accomplir toute autre tâche ou enquête concernant les assurances qui lui est prescrite par l'Assemblée législative.

TOTAL	710	TOTAL
TO BE VOTED	710	À VOTER

OFFICE OF THE INTEGRITY COMMISSIONER / BUREAU DU COMMISSAIRE À L'INTÉGRITÉ

PROGRAM OBJECTIVES

The Office is responsible for:

- administering the *Members' Conflict of Interest Act* as it applies to members and former members of the Legislative Assembly and members and former members of the Executive Council;

- administering the *Lobbyists' Registration Act* to ensure transparency and accountability in the lobbying of public office holders; and

- administering the *Conflict of Interest Act* as it applies to executive staff members, Deputy Ministers and heads of Crown corporations.

OBJECTIFS DU PROGRAMME

Le bureau a les responsabilités suivantes :

- appliquer la *Loi sur les conflits d'intérêts des membres* , laquelle vise les membres actuels et les anciens membres de l'Assemblée législative et du Conseil exécutif;

- appliquer la *Loi sur l'inscription des lobbyistes* afin d'assurer la transparence et la reddition de comptes dans les activités de lobbyisme auprès des titulaires de charge publique; et

- appliquer la *Loi sur les conflits d'intérêts* , laquelle vise les adjoints ministériels, les sous-ministres et les présidents de sociétés de la Couronne.

TOTAL	441	TOTAL
TO BE VOTED	441	À VOTER
TOTAL - LEGISLATIVE ASSEMBLY	38,364	TOTAL - ASSEMBLÉE LÉGISLATIVE

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
9,022	9,022	Administration / Administration	9,383
107,020	107,320	Natural Resources / Ressources naturelles	116,898
11,300	37,400	Mines / Mines	11,185
3,166	3,166	Land Management / Aménagement des terres	4,002
130,508	156,908	TOTAL - Gross Ordinary / Compte brute ordinaire	141,468

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION		ADMINISTRATION
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide management and administrative support for programs and activities.		Fournir un soutien de gestion et d'administration en ce qui concerne les programmes et activités.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
EXECUTIVE ADMINISTRATION	982	ADMINISTRATION GÉNÉRALE
Provide executive management and strategic policy direction.		Assurer une gestion supérieure et une orientation stratégique.
CORPORATE SERVICES	8,401	SERVICES GÉNÉRAUX
Provide support in the areas of finance, accounting, human resources, information systems, facilities management, policy and planning for the Department of Natural Resources, the Department of Energy and the Department of Agriculture, Aquaculture and Fisheries.		Assurer un soutien dans les domaines de la finance, comptabilité, ressources humaines, systèmes informatiques, la gestion des installations, de politiques et planification pour le ministère des Ressources naturelles, le ministère de l'énergie et le ministère de l'Agriculture, de l'Aquaculture et des pêches.
TOTAL	9,383	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NATURAL RESOURCES			RESSOURCES NATURELLES	
PROGRAM OBJECTIVES			**OBJECTIFS DU PROGRAMME**	
To support, manage and protect the forest and fish and wildlife of New Brunswick.			Soutenir, gérer et protéger les forêts et les peuplements de poisson et de faune du Nouveau-Brunswick.	
PROGRAM COMPONENTS			**ÉLÉMENTS DU PROGRAMME**	
FOREST MANAGEMENT		72,850	AMÉNAGEMENT FORESTIER	
Support and manage provincial timber resources and facilitate silviculture activities on both Crown and private land.			Soutenir et gérer les ressources en bois de la province et faciliter les activités de sylviculture sur les terres de la Couronne et les terres privées.	
Forest Management Activities	50,627		Activités d'aménagement forestier	50 627
First Nations Royalties	2,800		Redevances - Premières Nations	2 800
Crown License Operations	19,423		Activités liées aux permis de coupe	19 423
FOREST PROTECTION		23,290	PROTECTION DES FORÊTS	
Protect the timber resource from fire, insect and disease.			Protéger les ressources en bois contre les incendies, les insectes et les maladies.	
FISH AND WILDLIFE MANAGEMENT		4,221	AMÉNAGEMENT DES PEUPLEMENTS DE POISSONS ET DE FAUNE	
Maintain fish and wildlife populations. Manage hunting, trapping and angling activities.			Maintenir les peuplements de poissons et de faune. Gérer les activités de chasse, de piégeage et de pêche à la ligne.	
REGIONAL OPERATIONS		16,537	OPÉRATIONS RÉGIONALES	
Operational program delivery in the regions and districts.			Prestation des programmes opérationnels dans les régions et les districts.	
TOTAL		116,898	TOTAL	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MINES		MINES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Development and management of mineral resources of the province.		Développement et gestion des ressources minérales de la province.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
RESOURCE EXPLORATION, DEVELOPMENT AND MANAGEMENT		EXPLORATION, MISE EN VALEUR ET GESTION DES RESSOURCES
Provide support in the area of geology, exploration and resource development, promotion and related information services.		Fournir un soutien dans les domaines de géologie, exploration et développement des ressources, promotion et services d'information reliés.
TOTAL	11,185	TOTAL
LAND MANAGEMENT		AMÉNAGEMENT DES TERRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To ensure the effective management of Crown Lands and natural areas.		Assurer l'aménagement efficace des terres de la Couronne et des aires naturelles.
PROGRAM COMPONENT		**ÉLÉMENT DU PROGRAMME**
CROWN LAND MANAGEMENT		GESTION DES TERRES DE LA COURONNE
Manage the province's Crown land resource, natural areas and parks.		Gérer les ressources des terres de la Couronne du gouvernement provincial, les espaces naturels, et les parcs.
TOTAL	4,002	TOTAL
TOTAL - DEPARTMENT OF NATURAL RESOURCES	141,468	TOTAL - MINISTÈRE DES RESSOURCES NATURELLES
Less amounts authorized by law	62	Moins crédits autorisés par la loi
TO BE VOTED	141,406	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
12,950	14,450	Capital Improvements / Améliorations des biens immobiliers	7,400
5,830	830	Mine Infrastructure / Infrastructure minière	6,050
10,013	2,013	Musquash Watershed Infrastructure - Capital Improvements / Bassin hydrographique Musquash - Améliorations des biens immobiliers	900
3,600	3,600	Sentier NB Trail Intrastructure / Infrastructure du Sentier NB Trail	3,000
32,393	20,893	TOTAL	17,350

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
500	500	Fish Stocking Fund / Fonds destiné à l'empoissonnement	500
1,025	1,025	Wildlife Trust Fund / Fonds en fiducie pour la faune	1,025
0	394	Recoverable Projects / Projets à frais recouvrables	394
1,700	2,000	Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	1,700
3,900	3,900	Private Woodlot Sustainability Fund / Fonds de durabilité des boisés privés	3,900
7,125	7,819	TOTAL	7,519

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
3,765	3,765	Corporate and Other Services / Services généraux et autres	4,900
130,461	121,468	Housing Program Delivery / Livraison de programme de logement	163,630
59,356	59,356	Housing Infrastructure / Infrastructure de logement	59,401
2,759	2,759	Tenant and Landlord Relations Office / Services des relations entre locataires et propiétaires	5,027
196,341	187,348	TOTAL - Gross Ordinary / Compte brute ordinaire	232,958

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER SERVICES		SERVICES GÉNÉRAUX ET AUTRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide strategic leadership and support including planning, design, and monitoring of departmental programs.		Fournir une direction stratégique et un soutien comprenant la planification, la conception et la gestion de la qualité aux programmes ministériels.
TOTAL	4,900	TOTAL

HOUSING PROGRAM DELIVERY		LIVRAISON DE PROGRAMME DE LOGEMENT
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To assist households in need to obtain affordable, suitable and adequate housing through several programs such as subsidized rental assistance, repair assistance to rehabilitate or improve their dwellings and provide financial assistance to existing homeowner clients.		Aider les ménages dans le besoin à accéder à un logement adéquat, convenable et abordable au travers de plusieurs programmes comme l'aide au logement subventionnée, l'aide aux réparations afin de remettre en état ou à améliorer leur logement et fournir de l'aide financière aux clients propriétaires.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
RENTAL PROGRAMS	129,887	PROGRAMMES DE LOCATION
To provide affordable, safe and adequate housing through subsidized housing programs and rental affordability benefits.		Fournir un logement abordable, sûr et adéquat par le biais de programmes de logement subventionné et d'avantages liés à l'accessibilité financière des locations.
REPAIR AND NEW CONSTRUCTION PROGRAMS	33,743	PROGRAMMES DE RÉPARATION ET DE NOUVELLE CONSTRUCTION
Provision of funding to increase the supply of affordable rental housing units for low-to-moderate-income households in New Brunswick, in partnership with private and non-profit housing developers. Funding is also available for low-income homeowners and landlords to pay for repairs to substandard homes/units.		Fourniture de fonds pour augmenter l'offre d'unités de logement locatif abordable pour les ménages à revenu faible à modéré au Nouveau-Brunswick, en partenariat avec les promoteurs de logement privés et à but non lucratif. Des fonds sont également disponibles pour les propriétaires et les bailleurs à faible revenu pour payer les réparations des logements/unités en dessous des normes.
TOTAL	163,630	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

HOUSING INFRASTRUCTURE		INFRASTRUCTURE DE LOGEMENT
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To construct, maintain and improve provincially owned housing as well as provide technical services to support various affordable housing initiatives.		Construire, entretenir et améliorer l'habitation détenue par la province ainsi que fournir des services techniques pour soutenir diverses initiatives de logement abordable.
PROGRAM COMPONENTS		**ELEMENTS DU PROGRAMME**
PUBLIC HOUSING		LOGEMENTS PUBLIC
To provide capital construction and improvement, as well as property management services for provincially owned housing.		Fournir des services de construction et d'amélioration de capitaux, ainsi que de gestion immobilière pour les logements détenue par la province.
TOTAL	59,401	TOTAL
TENANT AND LANDLORD RELATIONS OFFICE		SERVICES DES RELATIONS ENTRE LOCATAIRES ET PROPRIÉTAIRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To assist tenants and landlords in resolving issues, providing education and information regarding rights and responsibilities, ensuring compliance under the *Residential Tenancies Act* and leases, and mangement of security deposits.		Aider les locataires et les propriétaires à résoudre les problèmes, fournir des informations sur les droits et les responsabilités, assurer le respect de la *loi sur la location de locaux d'habitation* et des baux, et gérer les dépôts de garantie.
TOTAL	5,027	TOTAL
TOTAL - NEW BRUNSWICK HOUSING CORPORATION	232,958	TOTAL - SOCIETE D'HABITATION DU NOUVEAU-BRUNSWICK
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	232,911	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
33,000	53,403	Public Housing - Capital Construction / Logements publics - Installations permanentes	34,731
5,000	5,000	Public Housing - Capital Improvements / Logements publics - Améliorations capitals	9,354
38,000	58,403	TOTAL	44,085

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
4,450	2,100	CMHC Funding Account / Compte de financement de la SCHL	3,600
4,450	2,100	TOTAL	3,600

LOANS AND ADVANCES / PRÊTS ET AVANCES

		PROGRAM / PROGRAMME	
3,224	3,224	Housing / Habitation	3,224
3,224	3,224	TO BE VOTED / À VOTER	3,224

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OFFICE OF THE PREMIER / CABINET DU PREMIER MINISTRE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
1,734	1,834	Administration / Administration	1,734
1,734	1,834	TOTAL - Gross Ordinary / Compte brute ordinaire	1,734

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OFFICE OF THE PREMIER / CABINET DU PREMIER MINISTRE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION

PROGRAM OBJECTIVES

To provide administrative support for the operation of the Office of the Premier.

ADMINISTRATION

OBJECTIFS DU PROGRAMME

Assurer le soutien administratif nécessaire au fonctionnement du Cabinet du premier ministre.

TOTAL	1,734	TOTAL
TOTAL - OFFICE OF THE PREMIER	1,734	TOTAL - CABINET DU PREMIER MINISTRE
Less amounts authorized by law	93	Moins crédits autorisés par la loi
TO BE VOTED	1,641	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
16,549	17,919	Administration and Business Development Services / Administration et Services de développement des entreprises.....	17,200
30,000	26,392	Financial Assistance / Aide financière..................................	29,000
0	0	Competitiveness and Growth Program / Programme de compétitivité et de croissance...	25,000
46,549	44,311	TOTAL - Gross Ordinary / Compte brute ordinaire...............	71,200

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION AND BUSINESS DEVELOPMENT SERVICES

PROGRAM OBJECTIVES

To provide overall direction and administration to the organization.

To lead and facilitate the execution of high growth opportunities that will accelerate private sector growth and job creation through: the pursuit of strategic and viable opportunities; the promotion of New Brunswick opportunities outside the province; the development of strategic markets; the delivery of business development services; the development of targeted economic sectors; the support of business productivity, growth, capacity, and sustainability.

PROGRAM COMPONENTS

ADMINISTRATION	7,096	ADMINISTRATION
BUSINESS DEVELOPMENT SERVICES	10,104	SERVICES DE DÉVELOPPEMENT DES ENTREPRISES
TOTAL	17,200	TOTAL

ADMINISTRATION

To provide executive and strategic direction to the organization.

To provide support services in the area of administration, planning, communication, human resources, finance and information technology.

BUSINESS DEVELOPMENT SERVICES

To provide support for small business development, as well as, strategic, high-growth trade and export development and investment attraction services.

ADMINISTRATION ET SERVICES DE DÉVELOPPEMENT DES ENTREPRISES

OBJECTIFS DU PROGRAMME

Assurer la direction et l'administration générales de l'organisation.

Diriger et faciliter la mise en œuvre des possibilités à forte croissance destinées à accélérer la croissance du secteur privé et la création d'emplois : rechercher des possibilités stratégiques et viables; promouvoir les possibilités du Nouveau-Brunswick à l'extérieur de la province; développer des marchés stratégiques; offrir des services de développement des affaires; développer des secteurs économiques précis; favoriser la productivité des entreprises, leur croissance, leur capacité et leur viabilité.

ÉLÉMENTS DU PROGRAMME

ADMINISTRATION

Assurer l'orientation stratégique et la direction administrative de l'organisation.

Offrir des services de soutien dans les domaines suivants : l'administration, la planification, la communication, les ressources humaines, la finance, la technologie de l'information.

SERVICES DE DÉVELOPPEMENT DES ENTREPRISES

Soutenir le développement des petites entreprises, ainsi que les services stratégiques d'échanges commerciaux à forte croissance, d'expansion des exportations et d'attraction des investissements.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

FINANCIAL ASSISTANCE / AIDE FINANCIÈRE

PROGRAM OBJECTIVES

To provide financial assistance and strategic investment solutions tailored to the needs of New Brunswick clients with a focus on productivity improvement, strengthened competitiveness, innovation, market development and supporting total payroll growth in the province.

OBJECTIFS DU PROGRAMME

Pour offrir une aide financière et des solutions d'investissement stratégique adaptées aux besoins des clients du Nouveau-Brunswick, en mettant l'accent sur l'amélioration de la productivité, le renforcement de la compétitivité, l'innovation, le développement du marché et le soutien à la croissance de la masse salariale totale dans la province.

TOTAL	29,000	TOTAL

COMPETITIVENESS AND GROWTH PROGRAM / PROGRAMME DE COMPÉTITIVITÉ ET DE CROISSANCE

PROGRAM OBJECTIVES

Enhance the competitiveness and long-term sustainability of New Brunswick's export intensive companies.

OBJECTIFS DU PROGRAMME

Renforcer la compétitivité à long terme et la durabilité des entreprises intensives à l'exportation du Nouveau-Brunswick.

TOTAL	25,000	TOTAL
TOTAL - OPPORTUNITIES NEW BRUNSWICK	71,200	TOTAL - OPPORTUNITÉS NOUVEAU-BRUNSWICK
Less amounts authorized by law	47	Moins crédits autorisés par la loi
TO BE VOTED	71,153	À VOTER

COMPARATIVE STATEMENT OF LOANS AND ADVANCES / ÉTAT COMPARATIF DES PRÊTS ET AVANCES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK

(In thousands of dollars / En milliers de dollars)

50,000	50,000	Financial Assistance to Industry / Aide financière à l'industrie	50,000
50,000	50,000	TO BE VOTED / À VOTER	50,000

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
449,404	442,621	Consolidated Entities / Entités consolidées	417,605
642	642	Council of Atlantic Premiers / Conseil des premiers ministres de l'Atlantique	642
2,856	2,856	Economic and Social Inclusion Corporation / Société de l'inclusion économique et sociale	2,884
749	711	Labour and Employment Board / Commission du travail et de l'emploi	908
688	688	New Brunswick Police Commission / Commission de police du Nouveau-Brunswick	705
485	485	New Brunswick Women's Council / Conseil des femmes du Nouveau-Brunswick	602
336	336	Premier's Council on Disabilities / Conseil du Premier ministre pour les personnes handicapées	353
455,160	448,339	TOTAL - Gross Ordinary / Compte brute ordinaire	423,699

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CONSOLIDATED ENTITIES / ENTITÉS CONSOLIDÉES

PROGRAM OBJECTIVES

To include the expenditure activities of organizations that are part of the Provincial Reporting Entity. The amounts represent activities funded by third-party sources and are not contained elsewhere within the respective departmental budgets.

OBJECTIFS DU PROGRAMME

Inclure les dépenses d'organisations faisant partie de l'entité comptable provinciale. Les montants représentent les activités financées par des sources tierces et ne figurent pas ailleurs dans les budgets des ministères respectifs.

English		Français
Consolidated Entities (Consolidated Financial Statements Schedule 25)		Entités consolidées (États financiers consolidés, Tableau 25)
EM/ANB Inc.		EM/ANB Inc.
Atlantic Education International Inc.		Atlantic Education International Inc.
Collège communautaire du Nouveau-Brunswick		Collège communautaire du Nouveau-Brunswick
Financial and Consumer Services Commission		Commission des services financiers et des services aux consommateurs
Forest Protection Limited		Forest Protection Limited
Kings Landing Corporation		Société de Kings Landing
New Brunswick Agricultural Insurance Commission		Commission de l'assurance agricole du Nouveau-Brunswick
New Brunswick Community College		New Brunswick Community College
New Brunswick Credit Union Deposit Insurance Corporation		Société d'assurance-dépôts des caisses populaires du Nouveau-Brunswick
New Brunswick Energy and Utilities Board		Commission de l'énergie et des services publics du Nouveau-Brunswick
New Brunswick Health and Senior Care Council		Conseil de la santé et des soins aux aînés du Nouveau-Brunswick
New Brunswick Legal Aid Services Commission		Commission des services d'aide juridique du Nouveau-Brunswick
New Brunswick Lotteries and Gaming Corporation		Société des loteries et des jeux du Nouveau-Brunswick
Nursing Homes		Foyers de soins
Recycle New Brunswick		Recycle Nouveau-Brunswick
Regional Health Authorities		Régies régionales de la santé
Research and Productivity Council		Conseil de la recherche et de la productivité
Service New Brunswick		Service Nouveau-Brunswick
TOTAL	417,605	TOTAL
Less amounts authorized by law	417,605	Moins crédits autorisés par la loi
TO BE VOTED	0	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

COUNCIL OF ATLANTIC PREMIERS

PROGRAM OBJECTIVES

To provide for New Brunswick's share of the operating cost of the Council of Atlantic Premiers.

Funding for the Council's activities is based upon a per capita formula for the Council of Atlantic Ministers of Education and Training, Atlantic Provinces Community College Consortium and the Council of Atlantic Premiers Secretariat.

CONSEIL DES PREMIERS MINISTRES DE L'ATLANTIQUE

OBJECTIFS DU PROGRAMME

Assurer la contribution du Nouveau-Brunswick aux frais de fonctionnement du Conseil des premiers ministres de l'Atlantique.

La financement des activités du Conseil est basé sur une formule de calcul par habitant, pour le Conseil des ministres de l'Education et de la Formation des provinces de l'Atlantique, le Consortium des collèges communautaires de l'Atlantique et le Secrétariat du conseil des premiers ministres de l'Atlantique.

TOTAL	642	TOTAL
TO BE VOTED	642	À VOTER

ECONOMIC AND SOCIAL INCLUSION CORPORATION

PROGRAM OBJECTIVES

To lead the development, implementation and evaluation of the Economic and Social Inclusion Plan - Overcoming Poverty Together(OPT). To coordinate & support the Community Inclusion Networks in the development of their local plan that aligns with OPT and focus on regional collaboration and alignment. Manage Economic and Social Inclusion funds to support the operations of the Corporation.

SOCIÉTÉ DE L'INCLUSION ÉCONOMIQUE ET SOCIALE

OBJECTIFS DU PROGRAMME

Diriger l'élaboration, la mise en oeuvre et l'évaluation d'Ensemble pour vaincre la pauvreté (EVP) – le plan d'inclusion économique et sociale du N.-B. Fournir de la coordination et du soutien aux réseaux d'inclusion communautaire dans l'élaboration de leurs plans régionaux en harmonie avec EVP en favorisant la collaboration régionale et l'alignement. Gérer le Fonds de l'inclusion économique et sociale pour assurer le fonctionnement de la Société.

TOTAL	2,884	TOTAL
TO BE VOTED	2,884	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND EMPLOYMENT BOARD

PROGRAM OBJECTIVES

To foster, promote and enhance harmonious employer-employee and labour-management relationships through the administration of the *Labour and Employment Board Act* and related statutes and regulations such as the *Industrial Relations Act, Public Service Labour Relations Act, Employment Standards Act, Pension Benefits Act, Fisheries Bargaining Act* and *Essential Services in Nursing Homes Act.* To act, upon referral, as a Board of Inquiry under the *Human Rights Act*, and to appoint adjudicators/arbitrators under the *Public Interest Disclosure Act* and *Pay Equity Act, 2009.*

COMMISSION DU TRAVAIL ET DE L'EMPLOI

OBJECTIFS DU PROGRAMME

Encourager, promouvoir et favoriser des relations de travail harmonieuses entre employeur et employé en administrant la *Loi sur la Commission du travail et de l'emploi* de même que les règlements et textes législatifs connexes comme la *Loi sur les relations industrielles,* la *Loi relative aux relations de travail dans les services publics,* la *Loi sur les normes d'emploi,* la *Loi sur les prestations de pensions,* la *Loi sur les négociations dans l'industrie de la pêche* et la *Loi sur les services essentiels dans les foyers de soins.* Agir, sur les questions qui lui sont acheminées, en tant que Commission d'enquête en vertu de la *Loi des droits de la personne*; et nommer les juges/arbitres en vertu de la *Loi sur les divulgations faites dans l'intérêt public* et la *Loi de 2009 sur l'équité salariale.*

TOTAL	908	TOTAL
TO BE VOTED	908	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK POLICE COMMISSION

PROGRAM OBJECTIVES

The investigation and determination of complaints by any person relating to the conduct of a member of a municipal or regional police force.

The ensuring of consistency in disciplinary dispositions through maintenance of a repository of disciplinary and corrective measures taken in response to *Police Act* violations.

The investigation and determination of any matter relating to any aspect of policing in any area of the Province, either on its own motion, or at the direction of the Minister of Public Safety.

The determination whether the Province is discharging its obligation to maintain an adequate level of policing.

COMMISSION DE POLICE DU NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Mener des enquêtes et se prononcer au sujet des plaintes formulées par toute personne à l'égard de la conduite d'un membre d'un service de police municipal ou régional.

Assurer la cohérence des décisions disciplinaires en tenant un répertoire des mesures disciplinaires et correctives prises à la suite de violations de la *Loi sur la police* .

De son propre gré ou à la demande du Ministère de la Sécurité publique, mener des enquêtes et se prononcer au sujet de toute question touchant à tout aspect du travail policier dans toute région de la province.

Déterminer si le gouvernement provincial s'acquitte de son obligation de maintenir des services de police suffisants.

TOTAL	705	TOTAL
TO BE VOTED	705	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

NEW BRUNSWICK WOMEN'S COUNCIL

PROGRAM OBJECTIVES

To be an independent body that provides advice to the Minister on matters of importance to women and their substantive equality;

To bring to the attention of government and the public issues of interest and concern to women and their substantive equality;

To include and engage women of diverse identities, experiences and communities, women's groups and society in general;

To be strategic and provide advice on emerging and future issues; and

To represent New Brunswick women.

CONSEIL DES FEMMES DU NOUVEAU-BRUNSWICK

OBJECTIFS DU PROGRAMME

Être un organisme indépendant qui fournit au ministre des conseils sur les questions qui revêtent une importance pour les femmes et qui concernent leur égalité réelle;

Attirer l'attention du gouvernement et du public sur les questions qui intéressent et préoccupent les femmes et qui concernent leur égalité réelle;

Inclure et mobiliser les femmes d'identités, d'expériences et de communautés diverses, les groupes de femmes et la société en général;

Agir de façon stratégique et fournir des conseils sur les questions d'actualité et d'avenir; et

Représenter les femmes du Nouveau-Brunswick.

TOTAL	602	TOTAL
TO BE VOTED	602	À VOTER

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PREMIER'S COUNCIL ON DISABILITIES

PROGRAM OBJECTIVES

To advise the Premier on matters relating to the status of persons with disabilities.

To bring before the government and the public matters of interest and concern to persons with disabilities.

To promote the implementation of the recommendations of the Disability Action Plan.

To provide information to the public about services and resources available to persons with disabilities.

CONSEIL DU PREMIER MINISTRE POUR LES PERSONNES HANDICAPÉES

OBJECTIFS DU PROGRAMME

Conseiller le premier ministre sur les questions concernant la situation des personnes ayant des handicaps.

Attirer l'attention du gouvernement et du public sur des questions d'intérêt pour les personnes ayant des handicaps.

Faire la promotion de la mise en œuvre des recommandations du Plan d'action sur les questions touchant les personnes handicapées.

Informer le public des services et ressources disponibles pour les personnes handicapées.

TOTAL	353	TOTAL
TO BE VOTED	353	À VOTER
TOTAL - OTHER AGENCIES	423,699	TOTAL - AUTRES ORGANISMES

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
14,888	14,785	Labour and Strategic Services / Travail et services stratégiques	16,848
534,202	505,997	Post-Secondary Education / Éducation postsecondaire	543,114
150,835	167,323	WorkingNB / TravailNB	147,272
18,956	19,450	New Brunswick Public Library Service / Service des bibliothèques publiques du Nouveau-Brunswick	19,678
17,373	17,533	Apprenticeship and Occupational Certification / Apprentissage et Certification professionnelle	16,463
14,005	11,612	Immigration / Immigration	14,357
750,259	736,700	TOTAL - Gross Ordinary / Compte brut ordinaire	757,732

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND STRATEGIC SERVICES

PROGRAM OBJECTIVES

Provide services to the public through the administration of various acts and regulations for which the Department is responsible. Support the Department through policy, ensuring consistency with government priorities and activities; research and analysis, including labour market information and program evaluations; labour market forecasts; environmental scans; and legislative and regulatory services. Provide corporate services for the delivery of programs by the operational branches of the Department.

PROGRAM COMPONENTS

CORPORATE SERVICES — 3,592

Provide departmental support services in the areas of executive management, strategic planning, finance, internal audit, human resources, administration, facilities, procurement, information technology, departmental coordination and performance excellence.

WORKPLACE SERVICES — 1,921

Provide dispute resolution services, mediation and conciliation services and promotion of labour-management dialogue pursuant to the *Industrial Relations Act*.

Provide assurance of minimum standards in working conditions pursuant to the *Employment Standards Act*.

TRAVAIL ET SERVICES STRATÉGIQUES

OBJECTIFS DU PROGRAMME

Fournir des services au public en appliquant une diversité de règlements et de lois qui relèvent du ministère. Soutenir le Ministère en assumant les fonctions suivantes: élaboration de politiques qui cadrent avec les priorités et les activités du gouvernement; recherche et analyse, dont l'information sur le marché du travail et l'évaluation de programmes; prévisions du marché du travail; l'analyse de l'environnement et les services législatifs et de réglementation. Fournir des services généraux permettant aux directions opérationnelles d'offrir les programmes.

ÉLÉMENTS DU PROGRAMME

SERVICES GÉNÉRAUX — 3,592

Fournir des services de soutien ministériel dans les domaines suivants : direction supérieure, la planification stratégique, finances, vérification interne, ressources humaines, administration, installations, approvisionnement, technologie de l'information, coordination au niveau du Ministère et excellence du rendement.

SERVICES EN MILIEU DE TRAVAIL — 1,921

Offrir des services de règlement de conflits, de médiation et de conciliation, et faire la promotion d'un dialogue entre les employés et les employeurs, conformément à la *Loi sur les relations industrielles*.

Garantir le respect des normes minimales en matière de conditions de travail conformément à la *Loi sur les normes d'emploi*.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND STRATEGIC SERVICES (continued)

ADVOCATE SERVICES (WORKERS' ADVOCATE AND EMPLOYERS' ADVOCATE) — 1,928

Mandated under the *Workers' Compensation Act* to help injured workers and employers on matters related to claims for workers' compensation. Advocates assist by providing information, advice, and representation at appeal hearings at the Workers' Compensation Appeals Tribunal.

WORKERS' COMPENSATION APPEALS TRIBUNAL — 2,376

Responsible, under a number of Acts, to hear and resolve individual appeals of decisions rendered by WorkSafeNB with respect to workers' compensation and to provide these decisions on appeals in a timely, fair, consistent and impartial manner. Reports administratively to the Minister through the Assistant Deputy Minister of the Labour and Strategic Services Division.

POLICY, RESEARCH AND LABOUR MARKET ANALYSIS — 4,925

Provide services and expertise to the Department in the areas of policy development, legislative development and federal-provincial relations.

Provide labour market research, analysis, economic forecasting and program evaluation services to the Department.

TRAVAIL ET SERVICES STRATÉGIQUES (suite)

SERVICES DES DÉFENSEURS (DÉFENSEURS DES DROITS DES TRAVAILLEURS ET DÉFENSEURS DES DROITS DES EMPLOYEURS) — 1,928

A pour mandat, en vertu de la *Loi sur les accidents du travail* , d'aider les travailleurs blessés et les employeurs sur les questions liées aux demandes d'indemnisation des accidents du travail. Les défenseurs aident en fournissant de l'information, des conseils et une représentation lors des audiences d'appel devant le Tribunal d'appel des accidents du travail.

TRIBUNAL D'APPEL DES ACCIDENTS AU TRAVAIL — 2,376

Le Tribunal d'appel des accidents au travail est chargé, en vertu d'un certain nombre de lois, de siéger aux appels de décisions rendues par Travail sécuritaire NB relatives à l'indemnisation des accidents au travail, de résoudre ceux-ci, puis de rendre une décision en temps opportun et de façon juste, cohérente et impartiale. Noter que le Tribunal d'appel des accidents au travail relève, sur le plan administratif, du ministre par entremise du sous-ministre adjoint de la Division du Travail et des Services stratégiques.

POLITIQUE, RECHERCHE ET ANALYSE DU MARCHÉ DE TRAVAIL — 4,925

Fournir des services et expertise au Ministère dans le domaine de l'élaboration de politiques, développement législatif et les relations fédérale-provinciale.

Fournir des services de recherche, d'analyse, de prévisions économiques et d'évaluation des programmes au ministère.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

LABOUR AND STRATEGIC SERVICES (continued)		TRAVAIL ET SERVICES STRATÉGIQUES (suite)
HUMAN RIGHTS COMMISSION	2,106	COMMISSION DES DROITS DE LA PERSONNE
Administer the *Human Rights Act* and advance equality of opportunity through public education programs and community development activities. The New Brunswick Human Rights Commission reports administratively to the Minister through the Assistant Deputy Minister of the Labour and Strategic Services Division.		Appliquer la *Loi sur les droits de la personne* et promouvoir l'égalité des chances par des programmes d'éducation du public et des activités de développement communautaire. La Commission des droits de la personne du Nouveau-Brunswick relève sur le plan administratif du ministre par entremise du sous-ministre adjoint de la Division du Travail et des Services stratégiques.
TOTAL	16,848	TOTAL

POST-SECONDARY EDUCATION		ÉDUCATION POSTSECONDAIRE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide analytical and planning services in the area of post-secondary education for the Department; and to administer programs related to post-secondary education, especially public universities and colleges, and regulate private universities and colleges. Ensure that New Brunswick residents have access to post-secondary education opportunities.		Fournir au ministère des services d'analyse et de planification dans le domaine de l'enseignement postsecondaire ainsi que des services d'administration de programmes liés aux établissements d'enseignement postsecondaires, surtout les universités et les collèges, publics ou privés. Permettre aux résidents et résidentes du Nouveau-Brunswick d'accéder à une éducation postsecondaire.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
POST-SECONDARY EDUCATION	317	ÉDUCATION POSTSECONDAIRE
Provide administrative services to programs in post-secondary education, transformation and student financial assistance.		Fournir des services administratifs aux programmes liés aux établissements postsecondaires, transformation et aide financière aux étudiants.
NEW BRUNSWICK COMMUNITY COLLEGE	126,690	COLLÈGE COMMUNAUTAIRE DU NOUVEAU-BRUNSWICK
Provide operating grants to the New Brunswick Community College Special Operating Agency and Community College Crown Corporations.		Accorder des subventions de fonctionnement à l'organisme de services spéciaux du Collège communautaire du Nouveau-Brunswick et aux sociétés collégiales.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POST-SECONDARY EDUCATION (continued)		EDUCATION POSTSECONDAIRE (suite)
POST-SECONDARY RELATIONS	34,102	RELATIONS POSTSECONDAIRES
Promote the province's post-secondary education through collaboration with institutions of higher learning. Offer analytical and planning support in the areas such as programming, experiential learning, international recruitment and retention, as well as positioning the sector in enhancing its role to responding to the province's evolving labour market demands. Regulate private universities and colleges across the province as well as administer public university funding, and promote access to post-secondary education through specialized programming.		La Direction voit à la promotion de l'éducation postsecondaire en collaborant avec les établissements d'enseignement supérieur. Elle offre un soutien à l'analyse à la planification dans des domaines comme les programmes, l'apprentissage expérienciel, le recrutement et la rétention international, de même qu'aider le secteur à faire face à l'évolution des demandes du marché du travail. La direction réglemente les universités et les collèges privés de la province, administre le financement aux universités, et fait la promotion de l'accès au système d'éducation postsecondaire par la programmation spécialisée.
STUDENT FINANCIAL ASSISTANCE	61,208	AIDE FINANCIÈRE AUX ÉTUDIANTS
Ensure that New Brunswick residents with a financial need have access to post-secondary educational opportunities and that they are encouraged to complete their studies in a timely and successful manner.		Permettre aux résidents et résidentes du Nouveau-Brunswick, qui ont des difficultés financières, d'accéder à une éducation postsecondaire et les encourager à terminer leurs études avec succès dans un délai normal.
STUDENT FINANCIAL ASSISTANCE ADMINISTRATION	1,519	ADMINISTRATION DE L'AIDE FINANCIÈRE AUX ÉTUDIANTS
Administration of the Canada Student Financial Assistance Program and the New Brunswick Student Financial Assistance Program.		Assurer l'administration du Programme canadien d'aide financière aux étudiants et du Programme d'aide financière aux étudiants du Nouveau-Brunswick.
ASSISTANCE TO UNIVERSITIES	302,545	AIDE AUX UNIVERSITÉS
Provide grants to institutions for educational programs to meet social and economic needs.		Offrir des subventions aux établissements pour des programmes d'enseignement qui répondent aux besoins économiques et sociaux.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POST-SECONDARY EDUCATION (continued)		ÉDUCATION POSTSECONDAIRE (suite)
ASSISTANCE TO UNIVERSITIES - ADMINISTRATION	656	AIDE AUX UNIVERSITÉS - ADMINISTRATION
Provide New Brunswick's share of the administration costs of the Maritime Provinces Higher Education Commission.		Faire en sorte que le Nouveau-Brunswick paie sa part des frais administratifs de la Commission de l'enseignement supérieur des provinces Maritimes.
ASSISTANCE TO UNIVERSITIES - GRANT IN LIEU OF MUNICIPAL REAL PROPERTY TAXES	16,077	AIDE AUX UNIVERSITÉS - SUBVENTION EN REMPLACEMENT DE L'IMPÔT FONCIER MUNICIPAL
Provide funding for grants to municipalities in lieu of municipal real property tax.		Fournir le financement nécessaire pour accorder aux municipalités des subventions en remplacement de l'impôt foncier municipal.
TOTAL	543,114	TOTAL

WORKINGNB		TRAVAILNB
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Provide creative interventions and meaningful services to individuals, employers and the labour market in order for New Brunswick to have a skilled workforce that meets the needs of an evolving labour market.		Offrir des interventions créatives et des services significatifs aux personnes, aux employeurs et au marché du travail pour que le Nouveau-Brunswick ait une main d'œuvre qualifiée qui répond aux besoins du marché de travail en évolution.
TOTAL	147,272	TOTAL

NEW BRUNSWICK PUBLIC LIBRARY SERVICE		SERVICE DES BIBLIOTHÈQUES PUBLIQUES DU NOUVEAU-BRUNSWICK
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Manage and develop the provincial public library system (63 public libraries, e-services, and Talking Book Services by Mail) to provide library services, collections and programs in communities.		Gérer et développer le réseau provincial de bibliothèques publiques (63 bibliothèques publiques, les ressources en ligne et le service de livres sonores par la poste) pour fournir des services, des collections et des programmes de bibliothèque dans les localités.
TOTAL	19,678	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

APPRENTICESHIP AND OCCUPATIONAL CERTIFICATION

PROGRAM OBJECTIVES

Provide quality apprenticeship learning, life-long skill development and certification opportunities in current and future designated occupations that are standardized, up to date and relevant to the needs of industry and its workforce. Plan and provide funding for apprenticeship training.

Apprenticeship and Occupational Certification	21,863	
Recovery from Labour Market Development Agreement	(5,400)	
TOTAL		16,463

APPRENTISSAGE ET CERTIFICATION PROFESSIONELLE

OBJECTIFS DU PROGRAMME

Offrir des possibilités de formation en apprentissage, de perfectionnement professionnel tout au long de la vie et de certification de qualité dans les professions désignées d'aujourd'hui et de demain, qui sont uniformes et à jour et qui répondent aux besoins de l'industrie et de sa main-d'œuvre. Planifier et fournir le financement pour la formation en apprentissage.

Apprentissage et certification professionnelle	21 863
Recouvrement de l'Entente sur le développement du marché du travail	(5 400)
TOTAL	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

IMMIGRATION

PROGRAM OBJECTIVES

Support demographic and economic growth through advancing immigration, settlement and retention activities. Administer provincial immigration pathways and support both candidates and employers in having access to the immigration programs most adapted to their situation. Provide advice and support to departments on policy development, interdepartmental coordination and intergovernmental relations. Promote, implement and monitor foreign recruitment activities to attract and integrate immigrants. Provide financial support to the settlement sector and ethnocultural organisations to advance newcomer integration and retention.

IMMIGRATION

OBJECTIFS DU PROGRAMME

Accroître la population et stimuler l'économie de la province en misant sur des activités susceptibles de promouvoir l'immigration, l'établissement et la rétention des immigrants. Administrer les voies d'accès à l'immigration provinciales et offrir un support aux candidats et aux employeurs afin qu'ils aient accès aux programmes d'immigration les plus adaptés à leur situation. Conseiller les ministères sur l'élaboration de politiques, la coordination interministérielle et les relations intergouvernementales. La Direction assure la promotion, la mise en oeuvre et la surveillance des activités de recrutement international qui visent à attirer des immigrants et à les aider à s'intégrer. Fournir un soutien financier au secteur de l'établissement et aux organisations ethnoculturelles afin de faire progresser l'intégration et la rétention des nouveaux arrivants.

TOTAL	14,357	TOTAL
TOTAL - DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR	757,732	TOTAL - MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
Less amounts authorized by law	62	Moins crédits autorisés par la loi
TO BE VOTED	757,670	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
2,200	2,200	Deferred Maintenance Program / Programme d'entretien reporté	2,200
2,200	2,200	TOTAL	2,200

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
2,700	25	Canada Student Loans / Régime canadien de prêts aux étudiants	0
300	300	Library Trust Fund / Fonds en fiducie pour les bibliothèques	300
2,116	1,737	Recoverable Projects / Projets à frais recouvrables	2,349
5,116	2,062	TOTAL	2,649

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
		New Brunswick College of Craft and Design / New Brunswick College of Craft and Design	
1,266	1,401	Opening Balance / Solde d'ouverture	1,454
		Revenue / Recettes	
3,439	3,661	Operating Grant / Subvention de fonctionnement	3,735
1,516	1,634	Users / Utilisateurs	1,539
4,955	5,295	Total Revenue / Recettes globales	5,274
		Expenditures / Dépenses	
5,197	5,242	Total Expenditures / Dépenses globales	5,136
1,024	1,454	Closing Balance / Solde de clôture	1,592
		TO BE VOTED / À VOTER	0

LOANS AND ADVANCES / PRÊTS ET AVANCES

		PROGRAM / PROGRAMME	
90,500	78,001	Student Loan Advances / Avances de prêts aux étudiants	90,500
90,500	78,001	TO BE VOTED / À VOTER	90,500

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
80,873	80,873	Development Projects and Operations / Projets de développement et opérations	79,571
80,873	80,873	TOTAL - Gross Ordinary / Compte brute ordinaire	79,571

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

DEVELOPMENT PROJECTS AND OPERATIONS		PROJETS DE DÉVELOPPEMENT ET OPÉRATIONS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To deliver funding programs to support development priorities.		Offrir des programmes de financement pour soutenir les priorités de développement.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
DEVELOPMENT INITIATIVES	75,619	INITIATIVES DE DÉVELOPPEMENT
Provide funding to develop, diversify, and grow the economy, communities, and infrastructure in New Brunswick. These funds are provided under the Rural Economy Fund, the Total Development Fund, Community Development Fund, Preconstruction and Small Community Housing Infrastructure Funds, First Nations Development Fund and Community Investment Fund.		Fournir un financement pour développer, diversifier et faire croître l'économie, les collectivités et l'infrastructure au Nouveau-Brunswick. Ce financement provient du Fonds pour l'économie rurale, le Fonds de développement total, le Fonds de développement communautaire, les Fonds pour la préconstruction et les infrastructures de logement dans les petites collectivités, le Fonds de développement des Premières Nations et le Fonds d'investissement communautaire.
ADMINISTRATION	3,952	ADMINISTRATION
Provide for projects, initiatives and operations of the Regional Development Corporation.		Pourvoir aux projets, initiatives et activités de la Société de développement régional.
TOTAL - REGIONAL DEVELOPMENT CORPORATION	79,571	TOTAL - SOCIETE DE DEVELOPPEMENT RÉGIONAL
TO BE VOTED	79,571	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
58,900	58,900	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée………	30,500
4,800	4,800	Strategic Infrastructure Initiative / Initiative en matière d'infrastructure stratégique……………………………	2,575
63,700	63,700	TOTAL………	33,075

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PRÉVISIONS
		Regional Development Corporation Special Operating Agency / Société de développement régional - Organisme de service spécial	
57,248	54,713	Opening Balance / Solde d'ouverture	68,148
		Revenue / Recettes	
58,900	58,900	Revenue - Provincial Government Sources / Recettes - Provenant du gouvernement provincial	43,000
116,435	99,570	Revenue - Federal Government Sources / Recettes - Provenant du gouvernement fédéral	143,002
175,335	158,470	Total Revenue / Recettes globales	186,002
		Expenditures / Dépenses	
0	0	Canada Housing Infrastructure Fund / Fonds Canadien pour les infrastructures liées au logement	6,100
1,800	529	New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	978
165,100	136,025	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	219,648
9,335	8,481	Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone	0
176,235	145,035	Total Expenditure / Dépenses globales	226,726
56,348	68,148	Closing Balance / Solde de clôture	27,424
		TO BE VOTED / À VOTER	0

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
603,500	578,500	Interest, Exchange, Amortization and Expenses / Intérêt, change, amortissement et dépenses	668,700
4,500	4,500	Interest on Capital Leases / Intérêts sur les contrats de location-acquisition	4,300
608,000	583,000	TOTAL - Gross Ordinary / Compte brute ordinaire	673,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
SERVICE OF THE PUBLIC DEBT / SERVICE DE LA DETTE PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SERVICE OF THE PUBLIC DEBT		SERVICE DE LA DETTE PUBLIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To service the Province's debt by paying interest, exchange, amortization and other debt management expenses.		Assurer le paiement des frais relatifs à l'intérêt, au change et à l'amortissement, ainsi que des autres dépenses de gestion de la dette.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
INTEREST, EXCHANGE, AMORTIZATION AND EXPENSES	668,700	INTÉRÊT, CHANGE, AMORTISSEMENT ET DÉPENSES
INTEREST ON CAPITAL LEASES	4,300	INTÉRÊTS SUR LES CONTRATS DE LOCATION-ACQUISITION
TOTAL	673,000	TOTAL
TOTAL - SERVICE OF THE PUBLIC DEBT	673,000	TOTAL - SERVICE DE LA DETTE PUBLIQUE
Less amounts authorized by law	668,700	Moins crédits autorisés par la loi
TO BE VOTED	4,300	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
11,885	18,885	Corporate and Other Services / Services généraux et autres	12,949
1,075,062	1,079,062	Seniors and Long Term Care / Aînés et soins de longue durée	1,121,586
181,877	231,877	Child Welfare and Youth Services / Services de bien-être á l'enfance et á la jeunesse	208,277
342,950	386,940	Income Security / Sécurité du revenu	363,592
47,200	47,200	Other Benefits / Autres prestations	36,100
1,658,974	1,763,964	TOTAL - Gross Ordinary / Compte brute ordinaire	1,742,504

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CORPORATE AND OTHER SERVICES		SERVICES GÉNÉRAUX ET AUTRES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide strategic leadership and support including planning, design, and monitoring of departmental programs.		Fournir une direction stratégique et un soutien comprenant la planification, la conception et la gestion de la qualité aux programmes ministériels.
TOTAL	12,949	TOTAL

SENIORS AND LONG TERM CARE		AÎNÉS ET SOINS DE LONGUE DURÉE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To improve personal and social functioning and support independent living through a range of community based services and develop initiatives around aging and aging care.		Favoriser chez les clients meilleur fonctionnement personnel et social ainsi qu'un mode ve vie autonome par le biasis d'une gamme de services communautaires et développé les initiatives concernant le vieillissement et les soins pour les aînés.
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
SENIORS AND LONG TERM CARE	330,176	AÎNÉS ET SOINS DE LONGUE DURÉE
Provision of programs and services for seniors including adult protection, long term care, home support, adult residential facilities, and day centers for adults.		Fournir des programmes et services pour les aînés incluant la protection des adultes, des soins de longue durée, de soutien à domicile, les établissements résidentiels pour des adultes, et les centres de jour pour des adultes.
NURSING HOME SERVICES	500,894	SERVICES DES FOYERS DE SOINS
Provision of the Province's Nursing Home Program.		Assurer le programme provincial des foyers de soins.
DISABILITY SUPPORT SERVICES	290,516	SERVICES DE SOUTIEN AUX PERSONNES AYANT UN HANDICAP
Provision of support services for persons with disabilities that will assist in meeting their individual needs.		Fournir des services de soutien aux personnes ayant un handicap qui les aideront à répondre à leurs besoins individuels.
TOTAL	1,121,586	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CHILD WELFARE AND YOUTH SERVICES

PROGRAM OBJECTIVES

To improve personal and social functioning through the provision of Child Welfare Services.

TOTAL	208,277	TOTAL

SERVICES DE BIEN-ÊTRE Á L'ENFANCE ET Á LA JEUNESSE

OBJECTIFS DU PROGRAMME

Améliorer le fonctionnement personnel et social par l'entremise des Services de bien-être à l'enfance.

INCOME SECURITY

PROGRAM OBJECTIVES

To provide individuals and families in need with financial benefits and, where appropriate, with self-sufficiency program services to enhance their potential for employment and appropriate shelter and supports to foster a healthier quality of life.

PROGRAM COMPONENTS

TRANSITIONAL ASSISTANCE PROGRAM AND EXTENDED BENEFITS PROGRAM — 215,403

Provision of assistance for families and individuals who have the potential to achieve self-sufficiency and provision of assistance to those clients who, because of disability, have a longer-term predictable need for financial support.

HOMELESSNESS — 28,039

Provision of funding for housing focused emergency shelter operations and outreach services.

SÉCURITÉ DU REVENU

OBJECTIFS DU PROGRAMME

Fournir des prestations financières aux personnes et aux familles dans le besoin et, s'il y a lieu, des services du programme d'autosuffisance pour améliorer leur aptitude au travail et des mesures de soutien et services pertinents en matière de logement afin de favoriser une qualité de vie plus saine.

ÉLÉMENTS DU PROGRAMME

PROGRAMME D'ASSISTANCE TRANSITOIRE ET PROGRAMME DE PRESTATIONS PROLONGÉES — 215,403

Fournir un soutien aux familles et aux personnes susceptibles de parvenir à l'autosuffisance et aider les clients qui, en raison d'un handicap, ont besoin d'un soutien financier prévisible à plus long terme.

ITINÉRANCE — 28,039

Offre de financement pour le fonctionnement des refuges d'urgence axé sur le logement et les services d'approche.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

INCOME SECURITY (continued)		SÉCURITÉ DU REVENU (suite)
SUPPORT SERVICES	120,150	SERVICES DE SOUTIEN
Provision of support services includes: basic health services, including dental services, vision services, and medical equipment and supplies; supplementary and emergency financial assistance for individuals and families; establishment of individualized case plans to remove barriers to employability and to provide opportunities that enhance the potential for labour market attachment.		Compris dans les services de soutien sont: des services de santé élémentaires comprenant soins dentaires, soins de la vue, fournitures et appareils médicaux; une aide financière supplémentaire ou d'urgence aux personnes et aux familles admissibles; établir des plans d'intervention personnalisés pour cerner et éliminer les obstacles à l'emploi et pour offrir des possibilités visant à augmenter les chances d'intégrer le marché du travail.
TOTAL	363,592	TOTAL
OTHER BENEFITS		AUTRES PRESTATIONS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide financial assistance to support seniors and low-income families with children under 18 years. Assistance is provided through the Low Income Seniors Benefit and the Child Tax Benefit and Working Income Supplement.		Fournir une aide financière pour soutenir les aînés et les familles à faible revenu ayant des enfants de moins de 18 ans. L'aide est fournie par des le Prestation pour personnes âgées à faible revenu et le Prestation fiscale pour enfants et supplément au revenue gagné.
TOTAL	36,100	TOTAL
TOTAL - DEPARTMENT OF SOCIAL DEVELOPMENT	1,742,504	TOTAL - MINISTERE DU DÉVELOPPEMENT SOCIAL
Less amounts authorized by law	109	Moins crédits autorisés par la loi
TO BE VOTED	1,742,395	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
14,000	18,933	Nursing Home Services - Capital Improvements / Services des foyers de soins - Amélioration des biens immobiliers	20,354
3,000	5,940	Nursing Home Services - Capital Maintenance / Services des foyers de soins - Entretien	3,000
17,000	24,873	TOTAL	23,354

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
3,827	3,768	Administration / Administration	3,959
18,290	17,855	Provincial Parks / Parcs provinciaux	17,981
7,001	7,021	Sport and Recreation / Sport et loisirs	9,375
31,426	31,452	Culture, Archaeology and Heritage / Culture, Archéologie et Patrimoine	33,821
20,136	20,609	Tourism / Tourisme	19,704
80,680	80,705	TOTAL - Gross Ordinary / Compte brute ordinaire	84,840

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION

PROGRAM OBJECTIVES

To provide overall direction and support to the department's programs.

PROGRAM COMPONENT

ADMINISTRATION

Supports the department by providing services in executive management, finance, human resources, administration, information management and technology, cross governmental priority initiative management, strategic initiatives, policy and process management.

ADMINISTRATION

OBJECTIFS DU PROGRAMME

Fournir une orientation générale et un soutien au Ministère en matière de programmes.

ÉLÉMENT DU PROGRAMME

ADMINISTRATION

Fournit des services de soutien au Ministère en matière de gestion supérieure, de finances, de ressources humaines, d'administration, de technologie et de gestion de l'information, de gestion des initiatives prioritaires pangouvernementales, d'initiatives stratégiques, de politiques et de gestion des processus.

TOTAL	3,959	TOTAL

PROVINCIAL PARKS

PROGRAM OBJECTIVES

Provincial Parks provide inclusive, protected natural and cultural destinations that inspire wellness, enjoyment and education for all. With a vision that all people are stewards of New Brunswick's permanently protected natural and cultural destinations, the division is responsible for the stewardship of 25 provincial parks and one special crown reserve. The division is directly responsible for managing and operating 12 provincial parks, a fishing lodge and multiple day use parks.

PARCS PROVINCIAUX

OBJECTIFS DU PROGRAMME

La Division des parcs provinciaux offre des destinations naturelles et culturelles inclusives et protégées qui sont une source de bien-être, de joie et d'information pour tous. Adoptant la vision selon laquelle nous sommes tous responsables de la protection permanente des destinations naturelles et culturelles du Nouveau-Brunswick, la Division se charge de gérer 25 parcs provinciaux et une réserve spéciale de la Couronne. Elle est directement responsable de la gestion et de l'exploitation de 12 parcs provinciaux, d'un pavillon de pêche et de parcs à utilisation multijournée.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

PROVINCIAL PARKS (continued)

PROGRAM COMPONENTS

PARKS PROGRAMMING AND PLANNING — 2,009

The Parks Programming and Planning branch is responsible for the development, implementation and monitoring of all guest experience programs to ensure all people have access to inclusive experiences. The branch is also responsible for community development, partnerships and environmental stewardship. The branch oversees all of the parks business development, marketing and e-commerce functions as well as managing the department's capital assets and strategic infrastructure.

PARKS OPERATIONS — 15,972

The Parks Operations branch is responsible for the day to day operation of the 12 provincial parks and multiple day use parks which the department operates. The operations of these parks include camping, golf courses, bike park, trails, beaches, marinas and a ski hill. Park Operations also play a significant role in supporting tourism entrepreneurs and not for profit organizations.

Parks Operations	16,072	
Recovered by chargeback	(100)	
TOTAL		17,981

PARCS PROVINCIAUX (suite)

ÉLÉMENTS DU PROGRAMME

PROGRAMMES ET PLANIFICATIONS DES PARCS

La Direction des programmes et de la planification des parcs est responsable de l'élaboration, de la mise en œuvre et de la surveillance de tous les programmes d'expérience des visiteurs pour que tous aient accès à une expérience inclusive, ainsi que du développement communautaire, des partenariats et de la gérance environnementale. La Direction supervise toutes les fonctions d'expansion de la clientèle, de marketing et de commerce électronique des parcs. Elle se charge également de la gestion des immobilisations et de l'infrastructure stratégique du Ministère.

EXPLOITATION DES PARCS

La Direction de l'exploitation des parcs est responsable des activités courantes des douze parcs provinciaux et des parcs à utilisation multijournée gérés par le Ministère. Les activités de ces parcs comprennent le camping, des terrains de golf, des sites VTT, des sentiers, des plages, des marinas et une station de ski. La Direction de l'exploitation des parcs joue aussi un rôle important en soutenant les entrepreneurs et les organismes sans but lucratif dans le secteur du tourisme.

Exploitation des Parcs	16 072
Récupération par facturation	(100)
TOTAL	

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

SPORT AND RECREATION / SPORT ET LOISIRS

PROGRAM OBJECTIVES

To provide leadership and resources to increase sport, recreation and active living opportunities for all New Brunswickers to improve well-being and the quality of life for all.

OBJECTIFS DU PROGRAMME

Fournir des ressources en vue d'offrir à la population du Nouveau-Brunswick davantage de possibilités en matière de sport et de loisirs, et de mener une vie active afin d'améliorer le bien-être et la qualité de vie de tous.

PROGRAM COMPONENT

SPORT AND RECREATION

The Sport and Recreation Branch provides strategic leadership and support to strengthen sport and recreation in New Brunswick and promote participation, foster development and celebrate excellence. A network of regional offices supports the delivery of community-based sport, recreation and physical activity programs and services.

ÉLÉMENT DU PROGRAMME

SPORT ET LOISIRS

La Direction du sport et des loisirs assure un leadership et un soutien stratégiques afin de renforcer le sport et les loisirs au Nouveau-Brunswick et d'encourager la participation, de stimuler le développement et de célébrer l'excellence. Un réseau de bureaux régionaux facilite la prestation des programmes et des services communautaires de sport, de loisirs et d'activité physique.

TOTAL	9,375	TOTAL

CULTURE, ARCHAEOLOGY AND HERITAGE / CULTURE, ARCHÉOLOGIE ET PATRIMOINE

PROGRAM OBJECTIVES

Culture, Archaeology and Heritage support economic growth and foster pride of place through the conservation, development, promotion and nurturing of our human and natural archaeological and heritage resources, the arts and our cultural industries.

OBJECTIFS DU PROGRAMME

Culture, Archéologie et Patrimoine favorise la croissance économique et suscite un sentiment de fierté par la conservation, la mise en valeur, la promotion et le soutien de nos ressources patrimoniales et archéologiques (naturelles et humaines), des arts et de nos industries culturelles.

PROGRAM COMPONENTS / **ÉLÉMENTS DU PROGRAMME**

ARTS AND CULTURE	17,362	ARTS ET CULTURE

The Arts and Culture Branch provides leadership for the development, implementation and monitoring of government programs, policies and strategies supporting the arts and cultural industries in the province.

La Direction des arts et de la culture joue un rôle moteur dans l'élaboration, la mise en œuvre et le suivi des politiques, des stratégies et des programmes gouvernementaux appuyant les arts et les industries culturelles de la province.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

CULTURE, ARCHAEOLOGY AND HERITAGE (continued)

ARCHAEOLOGY AND HERITAGE — 16,459

Archaeology and Heritage provides comprehensive cultural resource management of the province's heritage. The Branch facilitates the promotion, awareness, understanding, commemoration, conservation and preservation of New Brunswick's human and natural archaeological and heritage resources for present and future generations. It is also responsible for the community museums network, New Brunswick heritage properties and the major provincial heritage institutions: the New Brunswick Museum, Kings Landing and the Village Historique Acadien.

TOTAL — 33,821

TOURISM

PROGRAM OBJECTIVES

To provide leadership in the development and implementation of innovative experiential products, multi-channel marketing and sales campaigns, social media community management, and travel media strategies while engaging with the various regional and municipal tourism organizations throughout the province to become the most sought after destination in Canada.

CULTURE, ARCHÉOLOGIE ET PATRIMOINE (suite)

ARCHÉOLOGIE ET PATRIMOINE — 16,459

La Direction de l'archéologie et du patrimoine assure la gestion complète des ressources culturelles du patrimoine de la province. Elle facilite la promotion, la compréhension, la commémoration, la conservation et la préservation des ressources patrimoniales et archéologiques, naturelles et humaines, du Nouveau-Brunswick pour les générations actuelles et futures en favorisant la sensibilisation à cet égard. Elle est également responsable du réseau des musées communautaires, des biens patrimoniaux du Nouveau-Brunswick et des principales institutions patrimoniales provinciales: le Musée du Nouveau-Brunswick, Kings Landing et le Village Historique Acadien.

TOTAL — 33,821

TOURISME

OBJECTIFS DU PROGRAMME

Jouer un rôle de chef de file dans la création et la réalisation de produits expérientiels novateurs et de campagnes de marketing et de ventes multiplateformes, la gestion de la communauté des médias sociaux et la conception de stratégies visant les médias touristiques tout en collaborant avec différentes organisations touristiques régionales et municipales afin que la province devienne la destination la plus recherchée au Canada.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TOURISM (continued)

PROGRAM COMPONENTS

DESTINATION MARKETING 11,938

The Destination Marketing Branch develops and implements an integrated marketing approach in target national and international markets. The branch communicates to the target visitor through innovative, integrated, technology driven solutions - speaking to the potential visitor where they are, providing the information they need, regardless of device. The branch is responsible for developing campaigns to inspire travelers to choose New Brunswick over competing destinations. As well, this branch is responsible to work with the tourism industry in New Brunswick to ensure they are prepared and able to market themselves to their target visitors.

TOURISM DEVELOPMENT 2,676

The Tourism Development Branch is responsible for providing New Brunswick tourism entrepreneurs with the vision and leadership around tourism experiences and business development. The branch plays a key role in bringing a heightened level of entrepreneurship, quality and innovation to the tourism industry.

TOURISME (suite)

ÉLÉMENTS DU PROGRAMME

MARKETING DE DESTINATIONS

La Direction du marketing de destinations élabore et met en œuvre une méthode intégrée de marketing axée sur les marchés national et international. Elle communique avec les visiteurs ciblés au moyen de solutions innovantes, intégrées et axées sur la technologie, leur fournissant toute l'information dont ils ont besoin, peu importe où ils se trouvent et les dispositifs électroniques qu'ils utilisent. Elle est chargée de créer des campagnes visant à inciter les touristes à privilégier le Nouveau-Brunswick par rapport aux destinations concurrentes. Elle travaille également avec l'industrie touristique du Nouveau-Brunswick pour que ses membres soient préparés et capables de faire leur promotion auprès de leurs visiteurs cibles.

DÉVELOPPEMENT DU TOURISME

La Direction du développement du tourisme est chargée de fournir aux entrepreneurs en tourisme de la province la vision et le leadership en matière d'expériences touristiques et de développement des affaires. Elle joue un rôle déterminant pour stimuler l'entrepreneuriat, la qualité et l'innovation dans l'industrie touristique.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

TOURISM (continued)		TOURISME (suite)
TRADE SALES AND PARTNERSHIPS	2,601	VENTES ET PARTENARIATS COMMERCIAUX
The Trade Sales and Partnerships Branch has a focus on building "business to business" relationships/partnerships with travel influencers that have the ability to drive visitation and business to New Brunswick's tourism industry. The branch is responsible for positioning and promoting New Brunswick as a tourism destination through travel trade channels while also finding synergies with other levels of government to assist the Department in achieving its goals.		La Direction des ventes et partenariats commerciaux s'emploie à établir des relations et des partenariats «interorganisationnels» avec des influenceurs touristiques capables de stimuler le tourisme et les affaires pour l'industrie touristique du Nouveau-Brunswick. Elle s'occupe de positionner et de promouvoir le Nouveau-Brunswick en tant que destination touristique par l'intermédiaire de l'industrie du voyage et de trouver des synergies avec d'autres ordres de gouvernement pour aider le Ministère à atteindre ses buts.
FESTIVALS AND EVENTS	2,489	FESTIVALS ET ÉVÉNEMENTS
The Festivals and Events branch works with communities and event organizers to bring cultural, sport, business and other major events to the province. The team also fosters the development, growth and enhancement of authentic New Brunswick festivals that will attract visitors to the province.		La Direction des festivals et événements collabore avec les communautés et les organisateurs d'événements pour organiser des manifestations culturelles, sportives, commerciales et autres événements majeurs dans la province. L'équipe favorise également le développement, la croissance et l'amélioration de festivals néo-brunswickois authentiques qui attireront les visiteurs dans la province.
TOTAL	19,704	TOTAL
TOTAL - DEPARTMENT OF TOURISM, HERITAGE AND CULTURE	84,840	TOTAL - MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
Less amounts authorized by law	62	Moins crédits autorisés par la loi
TO BE VOTED	84,778	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
14,163	10,763	Capital Improvements / Amélioration des installations	11,589
5,876	10,776	Strategic Infrastructure / Infrastructure stratégique	7,428
20,039	21,539	TOTAL	19,017

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
3,130	3,130	Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts	3,130
394	394	GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport	401
60	60	Parlee Beach Maintenance / Entretien de la plage Parlee	60
2,000	2,000	Sport Development Trust Fund / Fonds en fiducie pour l'avancement du Sport	2,000
10	10	Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10
5,594	5,594	TOTAL	5,601

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
		Tourism, Heritage and Culture Special Operating Agency / Tourisme, Patrimoine et Culture - Organisme de service spécial	
1,483	1,483	Opening Balance / Solde d'ouverture	1,583
		Revenue / Recettes	
1,531	1,506	Mactaquac Golf Course / Terrain de golf Mactaquac	1,536
5,453	5,450	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	5,187
475	475	Sugarloaf Lodge / Pavillon Sugarloaf	485
991	823	Parlee Beach Campground / Terrain de camping de la plage Parlee	768
836	833	Other Provincial Parks / Autres parcs provinciaux	624
9,286	9,087	Total Revenue / Recettes globales	8,600
		Expenditures / Dépenses	
1,647	2,250	Mactaquac Golf Course / Terrain de golf Mactaquac	1,694
4,992	5,073	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	5,172
437	450	Sugarloaf Lodge / Pavillon Sugarloaf	446
390	411	Parlee Beach Campground / Terrain de camping de la plage Parlee	480
1,056	803	Other Provincial Parks / Autres parcs provinciaux	1,056
8,522	8,987	Total Expenditures / Dépenses globales	8,848
2,247	1,583	Closing Balance / Solde de clôture	1,335
		TO BE VOTED / À VOTER	0

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
22,454	22,858	Administration / Administration	25,683
1,605	1,605	Policy and Legislative Affairs, Strategic Partnerships and Trade Corridors / Politiques et affaires législatives, partenariats stratégiques et corridors commerciaux	1,929
109,739	114,769	Maintenance / Entretien	105,586
77,840	77,840	Winter Maintenance / Entretien pendant l'hiver	75,565
3,425	3,425	Bridge and Highway Construction / Construction des ponts et des routes	4,020
153,255	153,635	Buildings Group / Groupe des bâtiments	157,140
28,148	28,614	New Brunswick Highway Corporation / Société de voirie du Nouveau-Brunswick	29,011
396,466	402,746	TOTAL - Gross Ordinary / Compte brute ordinaire	398,934

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

ADMINISTRATION

PROGRAM OBJECTIVES

To provide overall management, policy direction and administrative support to all departmental programs.

PROGRAM COMPONENTS

CORPORATE SERVICES	16,404	SERVICES GÉNÉRAUX
To provide executive direction and support to the department in matters of the management of the department's human resources including safety, information management and technology, supply chain, audit, accounting, budgeting, and financial control.		Fournir une orientation et un soutien à la direction du Ministère en ce qui concerne la gestion des ressources humaines, y compris la sécurité, la gestion de l'information et de la technologie, la chaîne d'approvisionnement, l'audit, la comptabilité, l'établissement des budgets et le contrôle financier.
STRATEGIC SERVICES	1,020	SERVICES STRATÉGIQUES
To provide executive direction and support to the department in matters of performance excellence and continuous improvement, property services and claims management, policy and legislative affairs, strategic partnerships (funding and intergovernmental relations) and trade corridors (multimodal transportation development), environmental services and the Vehicle Management Agency.		Fournir une orientation et un soutien à la direction du Ministère en ce qui concerne l'excellence du rendement et l'amélioration continue, les services immobiliers et la gestion des réclamations, les politiques et les affaires législatives, les partenariats stratégiques (financement et relations intergouvernementales) et les corridors commerciaux (développement du transport multimodal), la technologie et la gestion de l'information, la gestion de la chaîne d'approvisionnement, les services environnementaux et l'Agence de gestion des véhicules.
PAYROLL BURDEN	3,683	CHARGE DE LA FEUILLE DE PAIE
Provision for the Department's Worksafe NB costs (with the exception of Vehicle Management Agency).		Établir une provision pour les coûts du Ministère relatifs à Travail sécuritaire NB (sauf en ce qui concerne l'Agence de gestion des véhicules).
DISTRICT ADMINISTRATION	4,576	ADMINISTRATION DES DISTRICTS
Provision of administrative support for transportation policies and programs on a district basis.		Assurer le soutien administratif nécessaire à l'application des programmes et des politiques de transport dans chaque district.
TOTAL	25,683	TOTAL

ADMINISTRATION

OBJECTIFS DU PROGRAMME

Assurer un service général de gestion, d'orientation stratégique et de soutien administratif en ce qui concerne tous les programmes du ministère.

ÉLÉMENTS DU PROGRAMME

(voir ci-dessus)

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POLICY AND LEGISLATIVE AFFAIRS, STRATEGIC PARTNERSHIPS AND TRADE CORRIDORS

PROGRAM OBJECTIVES

To support the vision and mandate of the Department of Transportation and Infrastructure (DTI) by providing advice, coordination, and direction on policy and legislation, strategic partnerships and trade corridors.

PROGRAM COMPONENTS

POLICY AND LEGISLATIVE AFFAIRS 985

To support the vision and mandate of DTI by providing advice and expertise related to research, policy development, legislative affairs, correspondence, and to support the department's compliance with statutory and operational requirements. The branch is responsible for a number of corporate services, including: advancing Memoranda to Executive Council for direction and decisions related to agreements, policies, and financial transactions; processing requests under the *Right to Information and Protection of Privacy Act*; coordinating Executive correspondence; advancing Legislative Officer investigations and audit files and leading the development of internal policies. The branch also develops and delivers internal communications strategies and initiatives for DTI.

POLITIQUES ET AFFAIRES LÉGISLATIVES, PARTENARIATS STRATÉGIQUES ET CORRIDORS COMMERCIAUX

OBJECTIFS DU PROGRAMME

Contribuer à la réalisation de la vision et du mandat du Ministère des Transports et de l'Infrastructure (MTI) en fournissant des avis et une orientation et en assurant la coordination en matière de politiques et de législation, de partenariats stratégiques et de corridors commerciaux.

ÉLÉMENTS DU PROGRAMME

POLITIQUES ET AFFAIRES LÉGISLATIVES

Contribuer à la réalisation de la vision et du mandat du MTI en fournissant des conseils et une expertise en matière de recherche, d'élaboration de politiques, d'affaires législatives et de correspondance, et favoriser la conformité du Ministère aux exigences opérationnelles et législatives. La Direction est responsable de plusieurs services ministériels : la présentation de mémoires au Conseil exécutif afin d'obtenir des directives et des décisions relativement aux ententes, aux politiques et aux opérations financières; le traitement des demandes présentées en vertu de la *Loi sur le droit à l'information et la protection de la vie privée* ; la coordination de la correspondance des cadres; l'avancement des dossiers d'enquête et de vérification des hauts fonctionnaires de l'Assemblée législative; la direction de l'élaboration des politiques internes. La Direction se charge également d'élaborer et de mettre en œuvre des stratégies et des initiatives de communication interne pour le MTI.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

POLICY AND LEGISLATIVE AFFAIRS, STRATEGIC PARTNERSHIPS AND TRADE CORRIDORS (continued)

STRATEGIC PARTNERSHIPS AND TRADE CORRIDORS — 944

The branch is responsible for the provision of strategic direction, leadership, guidance, and oversight to the department and Province in the following areas; Strategic Partnerships and Intergovernmental Relations, NB Trade Corridor Development (related to the multimodal transportation sectors of air, rail, marine and public transit and administration and regulation of the *Shortline Railways Act*) and DTI Climate Change Initiatives.

TOTAL — 1,929

MAINTENANCE

PROGRAM OBJECTIVES

To operate and maintain all designated highways, structures, ferries, a radio communication system, departmental buildings and grounds, and associated infrastructure.

PROGRAM COMPONENTS

OPERATIONS — 1,186

Provision of managerial, technical and professional engineering expertise for the maintenance program and for public-private partnerships.

HIGHWAY MAINTENANCE - SUMMER — 35,672

Provision of summer maintenance services on the provincial highway network.

POLITIQUES ET AFFAIRES LÉGISLATIVES, PARTENARIATS STRATÉGIQUES ET CORRIDORS COMMERCIAUX (suite)

DIRECTION DES PARTENARIATS STRATÉGIQUES ET DES CORRIDORS COMMERCIAUX

La Direction fournit une orientation stratégique, un leadership, des conseils et une supervision au Ministère et au gouvernement provincial dans les secteurs suivants : partenariats stratégiques et relations intergouvernementales, développement des corridors commerciaux au Nouveau-Brunswick (relativement aux secteurs de transport aérien, ferroviaire et maritime multimodal, au transport en commun et à l'administration et à la réglementation de la *Loi sur les chemins de fer de courtes lignes*) et projets relatifs aux changements climatiques du MTI.

TOTAL

ENTRETIEN

OBJECTIFS DU PROGRAMME

Exploiter et entretenir toutes les routes désignées, les ouvrages d'art, les traversiers, un système de radiocommunication, les bâtiments et terrains du Ministère ainsi que l'infrastructure qui y est associée.

ÉLÉMENTS DU PROGRAMME

OPÉRATIONS

Offrir des conseils techniques et de gestion professionnels en ingénierie pour le programme d'entretien et les partenariats public-privé.

ENTRETIEN DES ROUTES EN ÉTÉ

Assurer les services d'entretien en été des routes du réseau routier provincial.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MAINTENANCE (continued)		ENTRETIEN (suite)
BRIDGE MAINTENANCE	15,399	ENTRETIEN DES PONTS
Provision of structural maintenance and inspection of provincial bridges, culverts, and seawalls associated with the provincial highway network.		Effectuer l'entretien et l'inspection structurels des ponts provinciaux, des ponceaux et des ouvrages longitudinaux associés au réseau routier provincial.
TRAFFIC ENGINEERING	8,140	TECHNIQUES DE LA CIRCULATION
Provision of technical support regarding traffic safety, traffic control devices, signage and lighting requirements in the design, construction and maintenance of highways.		Assurer un soutien technique relatif à la sécurité routière, aux dispositifs de régulation de la circulation, à la signalisation et aux exigences en matière d'éclairage pour la conception, la construction et l'entretien des routes.
FERRY OPERATIONS	34,105	EXPLOITATION DES TRAVERSIERS
Provision of vehicle-passenger ferry services as connecting links to the provincial highway system.		Fournir des services de traversier pour passagers et véhicules assurant le lien avec le réseau routier provincial.
RADIO COMMUNICATIONS	10,436	RADIO COMMUNICATIONS
Provision and administration of various types of radio communications systems including the New Brunswick Trunked Mobile Radio (NBTMR), the province's Public Safety Radio Communications system, providing emergency communications support to various First Responders, emergency measures and volunteer organizations as well as, the operations and maintenance of the Provincial Integrated Radio System (IRCS) and the operation of the Provincial Mobile Communications Center (PMCC). Provision and administration of AVL/GPS services for the Government fleet of vehicles.		Fourniture et administration de divers types de systèmes de radiocommunications, dont le système de radiocommunications mobiles à ressources partagées du Nouveau-Brunswick (RMRPNB), du système provincial de radiocommunications pour la sécurité publique assurant le soutien des communications d'urgence pour divers premiers intervenants et organismes de mesures d'urgence et de bénévoles, exploitation et entretien du réseau intégré de radiocommunications provincial (RIRC) et exploitation du Centre provincial de communications mobiles (CPCM). Fourniture et administration des services de LAV par GPS pour le parc de véhicules du gouvernement.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

MAINTENANCE (continued)		ENTRETIEN (suite)
ENVIRONMENTAL SERVICES	648	SERVICES ENVIRONNEMENTAUX
To provide environmental services for the delivery of various departmental programs. Environmental services include technical advice and support, conducting environmental and archaeological assessments, obtaining various permits and approvals, contaminated sites management, water systems management, environmental training, follow-up and compliance monitoring, wildlife management, fish and wetland habitat offsetting, and First Nations Consultation and engagement.		Fournir des services environnementaux pour la prestation de divers programmes ministériels. Les services environnementaux comprennent le soutien et des conseils techniques, la réalisation d'évaluations environnementales et archéologiques, l'obtention de divers permis et autorisations, la gestion des sites contaminés, la gestion des réseaux d'alimentation en eau, la formation sur l'environnement, le suivi et la surveillance de la conformité, la gestion de la faune, la compensation de l'habitat des poissons et des terres humides, ainsi que la consultation et la mobilisation des Premières Nations.
TOTAL	105,586	TOTAL

WINTER MAINTENANCE		ENTRETIEN PENDANT L'HIVER
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide winter maintenance services including snow removal and ice control on the provincial highway network.		Assurer les services d'entretien en hiver, dont le déneigement et le déglaçage, du réseau routier provincial.
TOTAL	75,565	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY CONSTRUCTION

PROGRAM OBJECTIVES

To provide professional and technical support services for the project development, strategic partnering initiatives, planning as well as surveying, design and construction of highways and bridges. As well as land acquisition for highways, buildings and other government departments and property disposal for government.

PROGRAM COMPONENTS

HIGHWAY DESIGN — 1,036

Coordination of funding and activities related to the provincial arterial highway program, provincial bridge program, and other major project areas. Provide material testing, research, engineering application support, engineering surveys, hydraulic, and geological/geotechnical engineering services in support of project designs. Complete designs and prepare tender documents for grading, paving, structures and the designated highway program as well as provide structural maintenance and inspection of provincial bridges, culverts and seawalls.

CONSTRUCTION DES PONTS ET DES ROUTES

OBJECTIFS DU PROGRAMME

Fournir des services de soutien professionnel et technique pour l'élaboration de projets, les initiatives de partenariats stratégiques, ainsi que pour la planification, l'arpentage, la conception et la construction de routes et de ponts. Offrir des services d'acquisition de terrains pour les routes et les bâtiments et pour le compte d'autres ministères, de même que des services d'aliénation de biens gouvernementaux.

ÉLÉMENTS DU PROGRAMME

TRACÉ DES ROUTES

Coordonner les activités et le financement liés au programme provincial d'amélioration des routes de grande communication, au programme provincial des ponts, et à d'autres secteurs de projets importants. Effectuer l'essai des matériaux et des recherches, fournir un soutien pour les applications d'ingénierie, effectuer des levés techniques et assurer la prestation de services techniques dans les domaines hydraulique, géologique et géotechnique afin de soutenir la conception des projets. Concevoir les travaux et préparer les documents d'appel d'offres pour le terrassement, l'asphaltage, les ouvrages d'art et le programme des routes désignées, et effectuer l'entretien et l'inspection structurels des ponts, des ponceaux et des ouvrages longitudinaux de la province.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY CONSTRUCTION (continued)

CAPITAL PROJECTS — 1,347

Responsible for the development, management, and oversight of the various Buildings and Transportation (Capital) portfolios, to execute the capital projects in a consistent, transparent, and focused manner. Provide tactical and technical advice to facilitate the capital rehabilitation of DTI assets as supported by asset modeling and various data collection systems and provide professional and technical services to prepare, respond, recover, and prevent / mitigate against emergency situations to minimize the impact of disaster events and incidents on transportation infrastructure. In addition, the branch develops trucking policy and partnerships with industry and issues special permits for the movement of indivisible oversize and/or overweight loads, as well as unique vehicle configurations traveling on New Brunswick highways.

CONSTRUCTION — 636

Monitor contracts and projects for construction and rehabilitation of provincial highways and bridges to ensure completion in accordance with the issued plans and specifications.

CONSTRUCTION DES PONTS ET DES ROUTES (suite)

PROJETS D'IMMOBILISATIONS — 1,347

Responsable de l'élaboration, de la gestion et de la surveillance des divers portefeuilles des bâtiments et des transports (immobilisations), notamment du plan quinquennal de gestion des immobilisations, et de la réalisation des projets d'immobilisations d'une manière uniforme, transparente et ciblée. Fournir des conseils tactiques et techniques afin de faciliter la remise en état des actifs du MTI en s'appuyant sur la modélisation des actifs et divers systèmes de collecte de données, et offrir des services professionnels et techniques pour la préparation, l'intervention, le rétablissement, la prévention et l'atténuation dans les situations d'urgence afin de limiter l'impact des catastrophes et des incidents graves sur l'infrastructure de transport. De plus, la Direction établit des politiques sur le camionnage et des partenariats avec l'industrie, et elle délivre des permis spéciaux pour le transport de charges indivisibles de poids ou de dimensions excédentaires ainsi que pour des configurations particulières de véhicules sur le réseau routier du Nouveau-Brunswick.

CONSTRUCTION — 636

Surveiller les contrats et les projets de construction et de réfection des routes et des ponts provinciaux pour qu'ils soient exécutés conformément aux plans et devis.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BRIDGE AND HIGHWAY CONSTRUCTION (continued)

PROPERTY SERVICES BRANCH — 1,001

Responsible for the preparation of legal surveys; valuation and acquisition of properties for highway and government infrastructure projects; expropriation process; management, maintenance and disposal of surplus government properties; personal and real property damage claims involving the department; discontinuance of highways; land use, highway usage and access control permitting and review and acceptance of public streets.

Property Management	1,995	
Recovered by chargeback	(994)	
TOTAL		4,020

BUILDINGS GROUP

PROGRAM OBJECTIVES

To provide suitable facilities for government departments.

PROGRAM COMPONENTS

DESIGN AND CONSTRUCTION — 1,202

Management of planning, design, construction and renovation of public buildings.

FACILITIES MANAGEMENT — 70,545

Operation and maintenance of provincial properties and management of leased buildings.

CONSTRUCTION DES PONTS ET DES ROUTES (suite)

DIRECTION DES SERVICES IMMOBILIERS

Assumer les fonctions suivantes : préparation des levés officiels: évaluation et acquisition de biens pour les projets routiers et d'infrastructure du gouvernement; direction du processus d'expropriation; gestion, entretien et aliénation des biens excédentaires du gouvernement; règlement des réclamations pour dommages matériels et personnels concernant le Ministère; désaffectation des routes; délivrance des permis d'utilisation des terres, d'usage routier et de contrôle de l'accès; examen et acceptation des rues publiques.

Gestion des biens	1 995
Récupération par facturation	(994)
TOTAL	

GROUPE DES BÂTIMENTS

OBJECTIFS DU PROGRAMME

Fournir des locaux adéquats à tous les ministères gouvernementaux.

ÉLÉMENTS DU PROGRAMME

CONCEPTION ET CONSTRUCTION

Administrer la planification, la conception, la construction et la rénovation des bâtiments publics.

GESTION DES LOCAUX

Assurer l'utilisation et l'entretien des biens de la province, ainsi que la gestion des bâtiments loués à bail.

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

BUILDINGS GROUP (continued)		GROUPE DES BÂTIMENTS (suite)
GRANT IN LIEU OF MUNICIPAL REAL PROPERTY TAXES	85,393	SUBVENTION EN REMPLACEMENT DE L'IMPÔT FONCIER MUNICIPAL
To provide funding for grants to municipalities in lieu of municipal real property tax.		Fournir le financement nécessaire pour accorder aux municipalités des subventions en remplacement de l'impôt foncier municipal.
TOTAL	157,140	TOTAL
NEW BRUNSWICK HIGHWAY CORPORATION		SOCIÉTÉ DE VOIRIE DU NOUVEAU-BRUNSWICK
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding to the Corporation for payment of highway maintenance and other related costs for designated sections of the highway network.		Fournir des fonds à la société afin de payer les frais d'entretien des routes et d'autres frais connexes pour certains tronçons désignés du réseau routier.
TOTAL	29,011	TOTAL
TOTAL - DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE	398,934	TOTAL - MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
Less amounts authorized by law	28,094	Moins crédits autorisés par la loi
TO BE VOTED	370,840	À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
92,920	91,282	Bridges / Ponts	92,550
327,775	355,962	Highways / Routes	313,036
25,000	24,515	Provincial-Municipal Highway Partnership / Partenariat pour les routes provinciales-municipales	25,000
59,288	49,523	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	76,028
30,000	31,000	Vehicle Management Agency / Agence de gestion des véhicules	39,000
441,696	352,231	Public Works and Infrastructure / Travaux publics et infrastructure	529,651
976,679	904,513	TOTAL	1,075,265

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL
(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PRÉVISIONS
		PUBLIC WORKS AND INFRASTRUCTURE / TRAVAUX PUBLICS ET INFRASTRUCTURE	
4,000	4,000	Capital Administration / Gestion des immobilisations	4,000
		Capital Construction / Installations permanentes	
2,800	400	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	2,300
154,804	121,712	Education and Early Childhood Development / Éducation et Développement de la petite enfance	154,379
96,321	44,910	Health / Santé	120,674
38,736	33,757	Justice and Public Safety / Justice et Sécurité publique	54,850
3,500	3,000	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	0
4,250	4,699	Transportation and Infrastructure / Transports et Infrastructure	13,700
300,411	208,478	Total Capital Construction / Total des installations permanentes	345,903
		Capital Improvements / Améliorations des biens immobiliers	
30,000	35,000	Education and Early Childhood Development / Education et Développement de la petite enfance	37,740
0	0	Environemnt and Local Government / Environnement et Gouvernements locaux	400
59,100	54,325	Health / Santé	65,187
2,200	1,645	Justice and Public Safety / Justice et Sécurité publique	13,580
60	60	Legislative Assembly / Assemblée législative	60
0	0	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	2,031
3,900	4,884	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	3,900
42,025	43,839	Transportation and Infrastructure / Transports et Infrastructure	56,850
137,285	139,753	Total Capital Improvements / Total des améliorations des biens immobiliers	179,748
441,696	352,231	TOTAL - PUBLIC WORKS AND INFRASTRUCTURE / TOTAL - TRAVAUX PUBLICS ET INFRASTRUCTURE	529,651

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
140	140	Government House / Résidence du lieutenant-gouverneur.......	0
1,800	1,800	Land Management Fund / Fonds pour l'aménagement des terres..........	1,800
1,940	1,940	TOTAL..........	1,800

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURE / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL OPERATING AGENCY / ORGANISME DE SERVICE SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PREVISIONS	2024–2025 REVISED / REVISEES	PROGRAM / PROGRAMME	2025–2026 ESTIMATE / PREVISIONS
		Vehicle Management Agency / Agence de gestion des véhicules	
		Revenue / Recettes	
107,600	110,000	Chargebacks / Rétrofacturation	113,020
800	800	Revenue from Sales of Vehicles and Equipment / Recettes provenant de la vente de véhicules et de matériel	800
108,400	110,800	Total Revenue / Recettes globales	113,820
		Expenditure / Dépenses	
108,400	116,300	Total Expenditures / Dépenses globales	120,487
0	(5,500)	Surplus (Deficit) / Excédent (Déficit)	(6,667)
		TO BE VOTED / À VOTER	0

--- Section 4 ---

REVENUE / RECETTES

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE / ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES BY DEPARTMENT / PAR MINISTÈRE ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2025–2026 ESTIMATE / PRÉVISIONS
12,392	28,657	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	12,871
175,131	155,490	Education and Early Childhood Development / Éducation et Développement de la petite enfance	237,291
2,000	3,000	Energy / Énergie	3,000
3,763	3,754	Environment and Local Government / Environnement et Gouvernements locaux	3,763
11,070,309	10,985,244	Finance and Treasury Board / Finances et Conseil du Trésor	11,513,960
20,596	21,291	General Government / Gouvernement général	11,248
166,866	207,847	Health / Santé	176,304
235,688	255,192	Justice and Public Safety / Justice et Sécurité publique	251,419
680	700	Legislative Assembly / Assemblée législative	682
99,188	99,614	Natural Resources / Ressources naturelles	99,003
58,966	64,700	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	57,120
6,100	13,553	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	6,100
724,221	681,523	Other Agencies / Autres organismes	662,344
137,661	151,665	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	139,129
1,062	1,072	Regional Development Corporation / Société de développement régional	1,062
45,029	48,207	Social Development / Développement social	20,376
7,752	7,415	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	6,918
6,769	7,124	Transportation and Infrastructure / Transports et Infrastructure	6,951
12,774,173	12,736,048	Total - Gross Revenue from Ordinary Account / Recettes brutes de compte ordinaire	13,209,541
		Less: Inter-account Transactions / Moins : Opérations intercomptes	
8,129	7,890	Finance and Treasury Board / Finances et Conseil du Trésor	8,347
4,591	6,013	Other Agencies / Autres organismes	4,627
12,720	13,903	Total - Inter-account Transactions / Opérations intercomptes	12,974
12,761,453	12,722,145	TOTAL - Ordinary Account (net) / Compte ordinaire (net)	13,196,567

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Taxes / Taxes et impôts	
2,440,000	2,467,000	Personal Income Tax / Impôt sur le revenu des particuliers	2,561,000
690,200	726,400	Corporate Income Tax / Impôt sur le revenu des sociétés	753,600
506,500	509,750	Provincial Real Property Tax / Impôt foncier provincial	545,904
2,380,900	2,244,600	Harmonized Sales Tax / Taxe de vente harmonisée	2,319,500
200,000	205,000	Gasoline and Motive Fuels Tax / Taxe sur l'essence et les carburants	200,000
75,000	62,000	Tobacco Tax / Taxe sur le tabac	62,000
500	500	Pari-Mutuel Tax / Taxe sur le pari mutuel	500
91,255	91,855	Insurance Premium Tax / Taxe sur les primes d'assurance	97,125
49,000	54,000	Real Property Transfer Tax / Taxe sur le transfert de biens réels	57,000
34,500	34,500	Financial Corporation Capital Tax / Taxe sur le capital des corporations financières	35,000
14,000	12,900	Cannabis Duty / Droit sur le cannabis	14,000
1,000	1,000	Vaping Duty / Droit sur les produits de vapotage	4,000
16,000	17,000	Penalties and Interest / Pénalités et intérêts	16,500
6,498,855	6,426,505	Sub-Total - Taxes / Total partiel - taxes et impôts	6,666,129
		Return on Investment / Produits de placements	
248,300	194,300	Net Income / Bénéfice net	212,700
35,407	39,568	Interest and Investment Income / Intérêts créditeurs et revenus de placements	22,503
800	1,801	Other / Autres	800
284,507	235,669	Sub-Total - Return on Investment / Total partiel - produits de placements	236,003
		Licences and Permits / Licences et permis	
146,915	153,008	Motor Vehicle / Véhicules à moteur	149,702
1,000	1,000	Liquor Control and Regulation / Réglementation des alcools	1,000
4,747	5,168	Fish and Wildlife / Poisson et faune	4,947
15	15	Forests / Forêts	15
2,834	3,835	Mines / Mines	3,835
12,183	15,017	General / Recettes générales	13,327
167,694	178,043	Sub-Total - Licences and Permits / Total partiel - licences et permis	172,826

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE /
ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES
BY SOURCE / SELON LA PROVENANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Sale of Goods and Services / Vente de biens et services	
78,337	79,765	Institutional / Établissements	75,314
46,698	53,969	Intergovernmental / Intergouvernementale	56,998
5,286	5,029	Provincial Parks / Parcs provinciaux	4,663
119,028	125,085	Leases and Rentals / Baux et locations	127,213
300,285	313,815	General / Recettes générales	298,182
549,634	577,663	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	562,370
		Royalties / Redevances	
80,600	76,300	Forests / Forêts	77,300
2,628	2,665	Mines / Mines	2,646
83,228	78,965	Sub-Total - Royalties / Total partiel - redevances	79,946
		Agency Revenues / Recettes des organismes	
187,046	187,590	New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	185,310
21,900	23,000	Cannabis Management Corporation / Société de gestion du cannabis	23,000
208,946	210,590	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	208,310
6,976	6,243	Fines and Penalties / Amendes et peines	6,733
78,079	110,863	Miscellaneous / Recettes diverses	69,965
7,877,919	7,824,541	TOTAL - Own Source Revenue / Recettes de provenance interne	8,002,282

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE / ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES BY SOURCE / SELON LA PROVENANCE ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Unconditional Grants - Canada / Subventions inconditionnelles - Canada	
2,897,020	2,897,020	Fiscal Equalization Payments / Paiements de péréquation	3,123,278
1,085,445	1,075,139	Canada Health Transfer / Transfert canadien en matière de santé	1,127,700
352,406	349,041	Canada Social Transfer / Transfert canadien en matière de programmes sociaux	359,200
1,866	1,866	Other / Autres	1,866
4,336,737	4,323,066	Sub-Total - Unconditional Grants - Canada / Total partiel - subventions inconditionnelles - Canada	4,612,044
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
42,720	44,003	Central Government Services / Services généraux du gouvernement	36,282
288,398	271,181	Education / Éducation	352,010
188,714	206,469	Health / Santé	162,669
4,549	4,549	Social Services / Services sociaux	4,549
35,136	62,239	Other / Autres recettes	39,705
559,517	588,441	Sub-Total - Conditional Grants - Canada / Total partiel - subventions conditionnelles - Canada	595,215
4,896,254	4,911,507	TOTAL - Grants from Canada / Subventions du Canada	5,207,259
12,774,173	12,736,048	TOTAL	13,209,541

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE / ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES BY DEPARTMENT / PAR MINISTÈRE CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2025–2026 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
50	13,221	Natural Resources / Ressources naturelles	7,196
50	55	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	50
26,720	21,481	Transportation and Infrastructure / Transports et Infrastructure	16,224
26,820	34,757	TOTAL	23,470

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY SOURCE / SELON LA PROVENANCE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
3,200	4,868	Other / Autres recouvrements	3,200
3,200	4,868	TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	3,200
		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	
18,940	13,648	Transportation / Transports	8,956
2,100	1,953	Economic Development / Développement économique	2,018
2,580	14,288	Other / Autres recouvrements	9,296
23,620	29,889	TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	20,270
26,820	34,757	TOTAL	23,470

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2025–2026 ESTIMATE / PRÉVISIONS
65,252	67,624	Education and Early Childhood Development / Éducation et Développement de la petite enfance	67,252
83,197	85,622	Environment and Local Government / Environnement et Gouvernements locaux	110,560
66	66	Finance and Treasury Board / Finances et Conseil du Trésor	66
1,750	2,980	Health / Santé	1,500
18,027	18,648	Justice and Public Safety / Justice et Sécurité publique	17,901
7,730	12,624	Natural Resources / Ressources naturelles	8,624
510	510	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	510
5,116	2,391	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,849
5,613	5,654	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	5,620
650	1,726	Transportation and Infrastructure / Transports et Infrastructure	650
187,911	197,845	Total - Gross Revenue from Special Purpose Account / Recettes brutes de compte à but spécial	215,532
		Less: Inter-account Transactions / Moins : Opérations intercomptes	
14,025	14,549	Environment and Local Government / Environnement et Gouvernements locaux	18,000
1,400	2,630	Health / Santé	1,400
15,425	17,179	Total - Inter-account Transactions / Opérations intercomptes	19,400
172,486	180,666	TOTAL - Special Purpose Account (net) / Compte à but spécial (net)	196,132

COMPARATIVE STATEMENT OF ESTIMATED GROSS REVENUE / ÉTAT COMPARATIF DES RECETTES BRUTES PRÉVUES BY SOURCE / SELON LA PROVENANCE SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
10	10	Archives Trust Account / Compte en fiducie pour les archives	10
3,130	3,130	Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts	3,130
48,500	48,541	Canada Community-Building Fund / Fonds pour le développement des collectivités du Canada	62,000
2,700	354	Canada Student Loans / Régime canadien de prêts aux étudiants	200
449	449	Canadian Family Justice Fund / Fonds canadien de justice familiale	449
250	250	Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis	0
19,207	21,067	Climate Change Fund / Fonds pour les changements climatiques	29,540
510	510	CMHC Funding Account / Compte de financement de la SCHL	510
30	0	Computers for Schools / Ordinateurs pour les écoles	30
1,045	1,142	Crime Prevention / Prévention de la criminalité	1,045
1,465	1,465	Environmental Trust Fund / Fonds en fiducie pour l'environnement	1,020
11,200	11,744	First Nations Educational Fund / Fonds d'éducation des Premières nations	11,200
310	310	Fish Stocking Fund / Fonds destiné à l'empoissonnement	310
394	394	GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport	401
1,500	2,730	Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé	1,500
606	225	International Education Services / Services d'éducation internationale	606
650	1,726	Land Management Fund / Fonds pour l'aménagement des terres	650
300	300	Library Trust Fund / Fonds en fiducie pour les bibliothèques	300
2,364	2,693	Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	2,233
207	207	National Safety Code Agreement / Entente concernant le Code national de sécurité	207
10,600	10,731	NB 911 Service Fund / Fonds pour le service d'urgence NB 911	10,872
79	120	Parlee Beach Maintenance / Entretien de la plage Parlee	79
4,500	9,000	Private Woodlot Sustainability Fund / Fonds de durabilité des boisés privés	5,000
150	150	Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	150
2,116	2,131	Recoverable Projects / Projets à frais recouvrables	2,743
14,025	14,549	Regional Services Support Fund / Fonds d'aide aux services régionaux	18,000
190	192	Scholarships and Trusts / Bourses et fiducies	190
47,100	47,100	School District Projects / Projets de districts scolaires	47,100
6,126	8,363	School District Self-sustaining Funds / Fonds autonomes de districts scolaires	8,126
2,000	2,000	Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport	2,000
56	56	Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	56
230	201	Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	230
1,705	1,705	Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	1,705
2,982	3,075	Victim Services Account / Compte pour les services aux victimes	2,715
10	10	Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	10
1,215	1,215	Wildlife Trust Fund / Fonds en fiducie pour la faune	1,215
187,911	197,845	TOTAL	215,532

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2025–2026 ESTIMATE / PRÉVISIONS
		Gross Revenue from Special Operating Agencies / Recettes brutes d'organismes de services spéciaux	
4,955	5,295	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	5,274
175,335	158,470	Regional Development Corporation / Société de développement régional	186,002
9,286	9,087	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	8,600
108,400	110,800	Transportation and Infrastructure / Transports et Infrastructure	113,820
297,976	283,652	Total - Gross Revenue from Special Operating Agencies / Recettes brutes d'organismes de services spéciaux	313,696
		Less: Inter-account Transactions / Moins : Opérations intercomptes	
3,439	3,661	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	3,735
58,900	58,900	Regional Development Corporation / Société de développement régional	43,000
107,600	110,000	Transportation and Infrastructure / Transports et Infrastructure	113,020
169,939	172,561	Total - Inter-account Transactions / Opérations intercomptes	159,755
128,037	111,091	TOTAL - Special Operating Agencies (net) / Organismes de services spéciaux (net)	153,941

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE / ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES BY SOURCE / SELON LA PROVENANCE SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
0	0	Canada Housing Infrastructure Fund / Fonds canadien pour les infrastructures liées au logement	16,000
165,100	149,725	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	169,513
5,453	5,450	Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	5,187
9,335	8,480	Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone	0
1,531	1,506	Mactaquac Golf Course / Terrain de golf Mactaquac	1,536
4,955	5,295	New Brunswick College of Craft and Design / New Brunswick College of Craft and Design	5,274
900	265	New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	489
836	833	Other Provincial Parks / Autres parcs provinciaux	624
991	823	Parlee Beach Campground / Terrain de camping de la plage Parlee	768
475	475	Sugarloaf Lodge / Pavillon Sugarloaf	485
108,400	110,800	Vehicle Management Agency / Agence de gestion des véhicules	113,820
297,976	283,652	TOTAL	313,696

COMPARATIVE STATEMENT OF ESTIMATED **GROSS** REVENUE /
ÉTAT COMPARATIF DES RECETTES **BRUTES** PRÉVUES
BY DEPARTMENT / PAR MINISTÈRE
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2025–2026 ESTIMATE / PRÉVISIONS
700	1,900	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	900
3,727	3,727	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	3,727
10,000	10,000	Opportunities New Brunswick / Opportunités Nouveau-Brunswick	10,000
45,000	45,508	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	45,000
59,427	61,135	TOTAL	59,627

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
400	600	Interest on Loans / Intérêts sur prêts	700
400	600	Sub-Total - Return on Investment / Total partiel - produits de placements	700
		Licences and Permits / Licences et permis	
		General / Recettes générales	
18	18	Farm Products Commission - Licences / Commission des produits de ferme - permis	18
225	225	Fish Processing and Buyers Licences / Permis de traitement du poisson et permis d'acheteurs	225
243	243	Sub-Total - Licences and Permits / Total partiel - licences et permis	243
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
325	205	New Brunswick Aquarium and Marine Centre / Aquarium et Centre marin du Nouveau-Brunswick	225
		Leases and Rentals / Baux et locations	
622	622	Aquaculture Leases / Baux d'aquaculture	622
245	297	Blueberry Leases / Baux de bleuetières	245
0	32	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	0

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
210	150	Potato Plantlet Sales / Vente de plantules de pomme de terre	210
4,618	4,300	Veterinary Services / Services vétérinaires	4,927
30	0	Service Charges / Frais de service	0
6,050	5,606	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	6,229
		Miscellaneous / Recettes diverses	
10	10	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	10
1	1	NSF Cheque Charges / Frais pour chèques sans provision	1
60	60	Other Miscellaneous Revenue / Autres recettes diverses	60
71	71	Sub-Total - Miscellaneous / Total partiel - recettes diverses	71
6,764	6,520	**TOTAL - Own Source Revenue / Recettes de provenance interne**	7,243
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres recettes	
800	800	NB Agricultural Insurance Commission / Commission de l'assurance agricole du N.-B.	800
0	15,000	Canada-New Brunswick Potato AgriRecovery Initiative / L'initiative d'Agri-relance Canada-Nouveau-Brunswick	0
4,828	5,700	Sustainable Canadian Agricultural Partnership / Partenariat canadien pour une agriculture durable	4,828
0	637	Other Conditional Grants / Autres subventions conditionnelles	0
5,628	22,137	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	5,628
12,392	28,657	**TOTAL**	12,871

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES / MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
300	600	*Agricultural Development Act / Loi sur l'aménagement agricole*	300
400	1,300	*Fisheries and Aquaculture Development Act / Loi sur le développement des pêches et de l'aquaculture*	600
700	1,900	**TOTAL**	900

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Licences and Permits / Licences et permis	
		General / Recettes générales	
170	270	Other Licences and Permits / Autres licences et permis	170
170	270	Sub-Total - Licences and Permits / Total partiel - licences et permis	170
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
11,200	11,185	Tuition Fees / Frais de scolarité	11,200
11,200	11,185	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	11,200
		Miscellaneous / Recettes diverses	
200	200	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	200
30	222	Other Miscellaneous Revenue / Autres recettes diverses	30
230	422	Sub-Total - Miscellaneous / Total partiel - recettes diverses	230
11,600	11,877	**TOTAL - Own Source Revenue / Recettes de provenance interne**	11,600

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Education / Éducation	
15,530	15,499	Canada-New Brunswick Agreement on French First-Language Education and Second-Language Instruction / Entente Canada-Nouveau-Brunswick relative à l'enseignement en français langue première et à l'enseignement de la langue seconde	15,530
13,101	13,170	Multilateral Early Learning and Child Care Framework / Cadre multilatéral d'apprentissage et de garde des jeunes enfants	13,400
134,900	114,088	Canada-New Brunswick Early Learning and Child Care Agreement / Accord Canada-Nouveau-Brunswick sur l'apprentissage et la garde des jeunes enfants	189,663
0	856	Education - other / Éducation - autre	7,098
163,531	143,613	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	225,691
175,131	155,490	**TOTAL**	237,291

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Computers for Schools / Ordinateurs pour les écoles	
		Own Source Revenue / Recettes de provenance interne	
30	0	Miscellaneous Revenue / Recettes diverses	30
30	0	**TOTAL - Computers for Schools / Ordinateurs pour les écoles**	30
		First Nations Educational Fund / Fonds d'éducation des Premières nations	
		Own Source Revenue / Recettes de provenance interne	
11,200	11,744	Miscellaneous Revenue / Recettes diverses	11,200
11,200	11,744	**TOTAL - First Nations Educational Fund / Fonds d'éducation des Premières nations**	11,200
		International Education Services / Services d'éducation internationale	
		Own Source Revenue / Recettes de provenance interne	
606	225	Miscellaneous Revenue / Recettes diverses	606
606	225	**TOTAL - International Education Services / Services d'éducation internationale**	606
		Scholarships and Trusts / Bourses et fiducies	
		Own Source Revenue / Recettes de provenance interne	
30	30	Return on Investment / Produits de placements	30
160	162	Miscellaneous Revenue / Recettes diverses	160
190	192	**TOTAL - Scholarships and Trusts / Bourses et fiducies**	190

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		School District Projects / Projets de districts scolaires	
		Own Source Revenue / Recettes de provenance interne	
47,100	47,100	Miscellaneous Revenue / Recettes diverses	47,100
47,100	47,100	**TOTAL - School District Projects / Projets de districts scolaires**	47,100
		School District Self-sustaining Funds / Fonds autonomes de districts scolaires	
		Own Source Revenue / Recettes de provenance interne	
1,000	3,237	Sale of Goods and Services / Vente de biens et services	3,000
5,126	5,126	Miscellaneous Revenue / Recettes diverses	5,126
6,126	8,363	**TOTAL - School District Self-sustaining Funds / Fonds autonomes de districts scolaires**	8,126
65,252	67,624	**TOTAL**	67,252

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF ENERGY / MINISTÈRE DE L'ÉNERGIE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Licences and Permits / Licences et permis	
		Mines / Mines	
2,000	3,000	Gas Distribution Fees / Droits pour la distribution du gaz	3,000
2,000	3,000	Sub-Total - Licences and Permits / Total partiel - licences et permis	3,000
2,000	3,000	**TOTAL - Own Source Revenue / Recettes de provenance interne**	3,000
2,000	3,000	**TOTAL**	3,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
**DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX**
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
34	34	Other Interest Income / Autres intérêts créditeurs	34
34	34	Sub-Total - Return on Investment / Total partiel - produits de placements	34
		Licences and Permits / Licences et permis	
		General / Recettes générales	
660	660	Air Quality and Industrial Waste Control / Contrôle de la qualité de l'air et des déchets industriels	660
937	937	Air Quality and Industrial Waste Control - Designated Revenue / Contrôle de la qualité de l'air et des déchets industriels - recettes réservées	937
264	264	Petroleum Products Storage Systems / Réservoirs de stockage des produits pétroliers	264
40	40	Other Licences and Permits / Autres licences et permis	40
90	90	Pesticide Permits / Pesticides - licences	90
21	21	Septage Licences / Licences de transporteurs de boues septiques	21
160	160	Marine Aquaculture Cage Operations / Exploitation de cages d'aquaculture marine	160
1,234	1,234	Water Quality and Industrial Waste Control / Contrôle de la qualité de l'eau et des déchets industriels	1,234
3,406	3,406	Sub-Total - Licences and Permits / Total partiel - licences et permis	3,406
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
110	115	Environmental Property Searches - Designated Revenue / Vérification des biens immobiliers à des fins environnementales - recettes réservées	110

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
50	50	Flood Forecasting / Prévisions d'inondations	50
108	108	Water and Sewage Systems - User Fees / Réseaux d'eau et d'égouts - frais aux usagers	108
55	55	Sales and Services - Other / Ventes et services - autres	55
323	328	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	323
		Miscellaneous / Recettes diverses	
0	(14)	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
0	(14)	Sub-Total - Miscellaneous / Total partiel - recettes diverses	0
3,763	3,754	**TOTAL - Own Source Revenue / Recettes de provenance interne**	3,763
3,763	3,754	**TOTAL**	3,763

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Canada Community-Building Fund / Fonds pour le développement des collectivités du Canada	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
48,500	48,541	Economic Development / Développement économique	62,000
48,500	48,541	**TOTAL - Canada Community-Building Fund / Fonds pour le développement des collectivités du Canada**	62,000
		Climate Change Fund / Fonds pour les changements climatiques	
		Own Source Revenue / Recettes de provenance interne	
		Miscellaneous / Recettes diverses	
12,786	13,823	Output-Based Pricing System - Electricity Stream / Système de tarification fondé sur le rendement - volet d'électricité	19,283
6,421	7,244	Output-Based Pricing System - Industry Stream / Système de tarification fondé sur le rendement - volet industriel	10,257
19,207	21,067	**TOTAL - Climate Change Fund / Fonds pour les changements climatiques**	29,540
		Environmental Trust Fund / Fonds en fiducie pour l'environnement	
		Own Source Revenue / Recettes de provenance interne	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
887	887	Other Interest Income / Autres intérêts créditeurs	559
578	578	Investment Income / Revenus de placements	461
1,465	1,465	Sub-Total - Return on Investment / Total partiel - produits de placements	1,020
1,465	1,465	**TOTAL - Environmental Trust Fund / Fonds en fiducie pour l'environnement**	1,020

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Regional Services Support Fund / Fonds d'aide aux services régionaux	
		Own Source Revenue / Recettes de provenance interne	
14,025	14,549	Transfers from Departments / Transferts des ministères *	18,000
14,025	14,549	**TOTAL - Regional Services Support Fund / Fonds d'aide aux services régionaux**	18,000
83,197	85,622	**TOTAL**	110,560

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Taxes / Taxes	
		Taxes on Income / Impôts sur le revenu	
		Personal / Particuliers	
2,440,000	2,467,000	Provincial Income Tax - Individuals / Impôt provincial sur le revenu des particuliers	2,561,000
		Corporations / Sociétés	
690,200	726,400	Provincial Income Tax - Corporations / Impôt provincial sur le revenu des sociétés	753,600
3,130,200	3,193,400	Sub-Total - Taxes on Income / Total partiel - impôts sur le revenu	3,314,600
		Taxes on Property / Impôts sur les biens fonciers	
		Provincial Tax / Impôt provincial	
498,371	501,860	Provincial Real Property Tax (net) / Impôt foncier provincial (net)	537,557
8,129	7,890	Inter-account transactions / Opérations intercomptes	8,347
506,500	509,750	Sub-Total - Taxes on Property / Total partiel - impôts sur les biens fonciers	545,904
		Taxes on Consumption / Taxes à la consommation	
		Retail Sales / Ventes au détail	
2,473,900	2,337,600	Harmonized Sales Tax / Taxe de vente harmonisée	2,411,500
(93,000)	(93,000)	Less: HST Credit for Low- and Middle-Income Families / Moins : Crédit pour la TVH à l'intention des familles à revenu faible ou moyen	(92,000)
2,380,900	2,244,600	HST: net of credit / TVH : déduction faite du crédit	2,319,500

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Gasoline and Motive Fuels / Essence et carburants	
200,000	205,000	Gasoline and Motive Fuels Tax / Taxe sur l'essence et les carburants	200,000
		Tobacco / Tabac	
75,000	62,000	Tobacco Tax / Taxe sur le tabac	62,000
		Pari-Mutuel / Pari mutuel	
500	500	Pari-Mutuel Tax / Taxe sur le pari mutuel	500
2,656,400	2,512,100	Sub-Total - Taxes on Consumption / Total partiel - taxes à la consommation	2,582,000
		Other Taxes / Autres taxes	
		Other / Autres recettes	
86,155	86,155	Insurance Premium Tax / Taxes sur les primes d'assurance	91,325
49,000	54,000	Real Property Transfer Tax / Taxe sur le transfert de biens réels	57,000
34,500	34,500	Financial Corporation Capital Tax / Taxe sur le capital des corporations financières	35,000
14,000	12,900	Cannabis Duty / Droit sur le cannabis	14,000
1,000	1,000	Vaping Duty / Droit sur les produits de vapotage	4,000
184,655	188,555	Sub-Total - Other Taxes / Total partiel - autres taxes	201,325
		Penalties and Interest / Pénalités et intérêts	
16,000	17,000	Penalties and Interest / Pénalités et intérêts	16,500
6,493,755	6,420,805	**TOTAL - Taxes / Taxes**	6,660,329

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Agency Revenues / Recettes des organismes	
		New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	
180,971	181,490	Lotteries and Gaming Revenues / Recettes des loteries et des jeux	179,435
		Cannabis Management Corporation / Société de gestion du cannabis	
21,900	23,000	Cannabis Revenue / Recettes du cannabis	23,000
202,871	204,490	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	202,435
		Sale of Goods and Services / Vente de biens et services	
		General / Recettes générales	
15	15	Consumption Tax Status Reports / Rapports sur la taxe à la consommation	15
34,894	34,731	Service Charges / Frais de services	37,000
35	35	Small Business Investor Tax Credit / Crédit d'impôt pour les investisseurs dans les petites entreprises	35
600	700	Tax Certificates - Sales / Certificats d'impôt - ventes	700
12	12	Sales and Services - Other / Ventes et services - autres	12
35,556	35,493	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	37,762
		Miscellaneous / Recettes diverses	
50	50	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	50
650	650	Insurance Recoveries / Recouvrements d'assurances	650
690	690	Other Miscellaneous Revenue / Autres recettes diverses	690
1,390	1,390	Sub-Total - Miscellaneous / Total partiel - recettes diverses	1,390
6,733,572	6,662,178	**TOTAL - Own Source Revenue / Recettes de provenance interne**	6,901,916

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Unconditional Grants - Canada / Subventions inconditionnelles - Canada	
		Fiscal Equalization / Péréquation fiscale	
2,897,020	2,897,020	Fiscal Equalization Payments / Paiements de péréquation fiscale	3,123,278
		Canada Health and Social Transfers / Transferts canadiens en matière de santé et de programmes sociaux	
1,085,445	1,075,139	Canada Health Transfer / Transfert canadien en matière de santé	1,127,700
352,406	349,041	Canada Social Transfer / Transfert canadien en matière de programmes sociaux	359,200
		Other / Autres	
1,866	1,866	Statutory Subsidies / Subventions légales	1,866
4,336,737	4,323,066	**TOTAL - Unconditional Grants - Canada / Subventions inconditionnelles - Canada**	4,612,044
11,070,309	10,985,244	**TOTAL**	11,513,960

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF FINANCE AND TREASURY BOARD / MINISTÈRE DES FINANCES ET DU CONSEIL DU TRÉSOR
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Archives Trust Account / Compte en fiducie pour les archives	
		Unconditional Grants - Canada / Subventions inconditionnelles - Canada	
10	10	Other Unconditional Grants / Autres subventions inconditionnelles	10
10	10	**TOTAL - Archives Trust Account / Compte en fiducie pour les archives**	10
		Strait Crossing Finance Inc. / Strait Crossing Finance Inc.	
		Own Source Revenue / Recettes de provenance interne	
29	29	Return on Investment / Produits de placements	29
27	27	Miscellaneous / Recettes diverses	27
56	56	**TOTAL - Strait Crossing Finance Inc. / Strait Crossing Finance Inc.**	56
66	66	**TOTAL**	66

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
GENERAL GOVERNMENT / GOUVERNEMENT GÉNÉRAL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Intergovernmental Affairs / Affaires intergouvernementales	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres	
2,210	4,310	Francophonie and Official Languages Program / Programme de la Francophonie et des Langues officielles	6,410
2,210	4,310	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	6,410
2,210	4,310	**TOTAL - Intergovernmental Affairs / Affaires intergouvernementales**	6,410
		Advantage Savings Fund / Fonds d'épargne Avantage	
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
13,405	12,000	Other Interest Income / Autres intérêts créditeurs	0
13,405	12,000	Sub-Total - Return on Investment / Total partiel - produits de placements	0
13,405	12,000	**TOTAL - Own Source Revenue / Recettes de provenance interne**	0
13,405	12,000	**TOTAL - Advantage Savings Fund / Fonds d'épargne Avantage**	0
		Women's Equality / Égalité des femmes	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres	
4,981	4,981	Other Conditional Grants / Autres subventions conditionnelles	4,838
4,981	4,981	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	4,838
4,981	4,981	**TOTAL - Women's Equality / Égalité des femmes**	4,838
20,596	21,291	**TOTAL**	11,248

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
75	75	Other Interest Income / Autres intérêts créditeurs	75
75	75	Sub-Total - Return on Investment / Total partiel - produits de placements	75
		Licences and Permits / Licences et permis	
		General / Recettes générales	
0	100	Air Quality and Industrial Waste Control / Contrôle de la qualité de l'air et des déchets industriels	100
871	871	Food Premises Licences / Permis d'établissements de service alimentaire	871
100	100	Other Licences and Permits / Autres licences et permis	100
400	400	Sewage System Application and Installer Licences / Système d'égouts - application et permis d'installateur	400
1,371	1,471	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,471
		Sale of Goods and Services / Vente de biens et services	
		General / Recettes générales	
3,000	3,000	Ambulance Services - New Brunswick Residents / Services ambulanciers - résidents du Nouveau-Brunswick	3,000
700	700	Ambulance Services - Out-of-Province Residents / Services ambulanciers - résidents hors province	700
350	350	Hospital Services - Third Party Recoveries / Services hospitaliers - recouvrements auprès des tiers	350
50	50	Medical Services Plan - Third Party Recoveries / Régime de services médicaux - recouvrements auprès des tiers	50
37,000	42,187	Recovery Levy / Prélèvement pour recouvrement	42,187
41,100	46,287	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	46,287

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
350	350	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	350
100	19,439	Other Miscellaneous Revenue / Autres recettes diverses	100
450	19,789	Sub-Total - Miscellaneous / Total partiel - recettes diverses	450
42,996	67,622	**TOTAL - Own Source Revenue / Recettes de provenance interne**	48,283
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Health / Santé	
12,335	12,490	Home Care Services / Services de soins à domicile	12,490
12,335	12,415	Mental Health Services / Services de santé mentale	12,415
8,200	12,500	COVID-19 Proof of Vaccination Fund / Fonds pour la preuve de vaccination contre la COVID-19	0
91,000	91,695	FPT Bilateral Health Agreement (2023-2033) / Entente bilatérale FPT sur la santé (2023-2033)	91,695
0	10,792	National Strategy for Drugs for Rare Diseases / Stratégie nationale visant les médicaments pour le traitement des maladies rares	10,792
0	333	Health - Other / Santé - autre	629
123,870	140,225	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	128,021
166,866	207,847	**TOTAL**	176,304

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis	
		Own Source Revenue / Recettes de provenance interne	
250	250	Miscellaneous / Recettes diverses	0
250	250	**TOTAL - Cannabis Education and Awareness Fund / Fonds d'éducation et de sensibilisation en matière de cannabis**	0
		Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé	
		Own Source Revenue / Recettes de provenance interne	
100	100	Return on Investment / Produits de placements	100
1,400	2,630	Transfers from Departments / Transferts des ministères *	1,400
1,500	2,730	**TOTAL - Health Services Liability Protection Plan / Plan de protection de la responsabilité-services de santé**	1,500
1,750	2,980	**TOTAL**	1,500

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Other Taxes / Autres taxes	
		Taxes on Insurance Premiums / Taxes sur les primes d'assurance	
5,100	5,700	*Fire Prevention Act / Loi sur la prévention des incendies*	5,800
5,100	5,700	Sub-Total - Other Taxes / Total partiel - autres taxes	5,800
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
45	31	Other Interest Income / Autres intérêts créditeurs	45
2	3	Foreign Exchange / Opérations de change	2
47	34	Sub-Total - Return on Investment / Total partiel - produits de placements	47
		Licences and Permits / Licences et permis	
		Motor Vehicle / Véhicules à moteur	
121,870	126,213	*Motor Vehicle Act* - Fees / *Loi sur les véhicules à moteur* - droits	124,120
21,000	22,327	*Motor Vehicle Act* - Drivers Licencing / *Loi sur les véhicules à moteur* - permis de conduire	21,500
1,700	1,836	*Off-Road Vehicle Act / Loi sur les véhicules hors route*	1,750
630	630	International Registration Plan (IRP) - Designated Revenue / Plan d'immatriculation international (PII) - recettes réservées	630
		Liquor Control and Regulation / Réglementation des alcools	
1,000	1,000	Liquor Licencing Board / Commission des licences et permis d'alcool	1,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
16	18	Amusement Devices - Registration and Inspection / Attractions mécaniques - enregistrement et inspection	17
9	9	Salvage Dealers Licences / Licences de brocanteurs	9
185	185	Private Investigators and Security Guards - Licences / Licences de détectives privés et de gardiens	185
1,800	1,950	Boiler and Pressure Vessel Design and Inspection / Frais d'inspection et de conception des chaudières et appareils à pression	1,900
550	540	Gas, Propane, etc. - Licences and Permits / Gaz, propane, etc. - licences et permis	550
800	1,000	Elevator Specification and Inspection / Frais de devis et d'inspection des ascenseurs	900
2,000	3,000	Electrical Installations and Inspections - Licences, etc. / Montage et inspection des installations électriques - licences, etc.	2,750
1,000	1,350	Plumbing - Licences and Permits / Plomberie - licences et permis	1,100
40	28	New Brunswick Film Classification Board - Licences and Fees / Bureau de cote des films du Nouveau-Brunswick - permis et droits	30
152,600	160,086	Sub-Total - Licences and Permits / Total partiel - licences et permis	156,441
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
1,870	1,869	Sale of Goods and Services - Other - Designated Revenue / Vente de biens et services - autres - recettes réservées	1,870
		Intergovernmental / Recettes intergouvernementales	
42,961	48,063	Recoveries from Municipalities - RCMP / Recouvrements des municipalités - GRC	53,066

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
6	1	*Provincial Offences Procedure Act* - Administration Fees / *Loi sur la procédure applicable aux infractions provinciales* - frais d'administration	4
4	3	Certified Copies of Documents - Fees / Copies conformes de documents - frais	4
175	175	Divorce - Fees / Divorce - frais	175
2,265	3,697	Probate Court / Cour des successions	2,790
60	105	Court Transcripts - Fees / Transcription de la cour - droits	80
76	76	Data Services / Services informatiques	76
11	21	Appeal Court Fees / Cour d'appel - droits	15
350	351	Sheriffs - Fees / Shérifs - droits	350
450	450	Court of King's Bench - Filing Fees / Cour du Banc du Roi - droits de greff	450
176	174	Small Claims Fees / Petites créances - frais	174
40	61	Office of Support Enforcement / Bureau de l'exécution des ordonnances de soutien	50
21	21	Certificates of Conviction / Certificats de déclaration de culpabilité	21
48,465	55,067	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	59,125

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Fines and Penalties / Amendes et peines	
20	15	*Liquor Control Act* - Fines / *Loi sur la réglementation des alcools* - amendes	20
1,100	1,193	Provincial Court - Fines - Criminal Code / Cour provinciale - amendes - Code criminel	1,100
200	200	Provincial Court - Fines - Provincial and Municipal Statutes / Cour provinciale - amendes - lois provinciales et arrêtés municipaux	200
3	3	Court of King's Bench - Fines / Cour du Banc du Roi - amendes	3
13	76	*Contraventions Act* - Fines / Amendes relatives à la *Loi sur les contraventions*	20
5,250	4,309	*Motor Vehicle Act* - Fines / *Loi sur les véhicules à moteur* - amendes	5,000
13	13	Court Costs - Recoveries / Frais judiciaires - recouvrements	13
5	0	Bail Forfeitures / Cautionnements confisqués	5
100	147	*Off-Road Vehicle Act* - Fines / *Loi sur les véhicules hors route* - amendes	100
2	6	*Tobacco Sales Act* - Fines / *Loi sur les ventes de tabac* - amendes	2
2	3	*Transportation of Dangerous Goods Act* - Fines / *Loi sur le transport des marchandises dangereuses* - amendes	2
6,708	5,965	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	6,465
		Miscellaneous / Recettes diverses	
0	7	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	0
1	(210)	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	1
7	5	NSF Cheque Charge / Frais pour chèques sans provision	7
234	0	Public Intervenor - Recoveries / Intervenant public - recouvrements	0
98	2,255	Other Miscellaneous Revenue / Autres recettes diverses	2,735
340	2,057	Sub-Total - Miscellaneous / Total partiel - recettes diverses	2,743
213,260	228,909	**TOTAL - Own Source Revenue / Recettes de provenance interne**	230,621

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Central Government Services / Services généraux du gouvernement	
2,469	3,752	Criminal Legal Aid / Aide juridique en matière pénale	3,837
975	975	Gun Control - Designated Revenue / Réglementation des armes à feu - recettes réservées	975
		Social Services / Services sociaux	
4,549	4,549	*Youth Criminal Justice Act / Loi sur le système de justice pénale pour les adolescents*	4,549
		Other / Autres	
14,135	16,402	Federal Recoveries from Disaster Financial Assistance Program / Recouvrements du Programme fédéral d'aide financière en cas de catastrophe	10,737
0	305	Indigenous Court Worker Agreement / Accord sur les auxiliaires de justice autochtones	400
300	300	Intensive Rehabilitative Custody and Supervision Program / Programme de placement et de surveillance dans le cadre d'un programme intensif de réadaptation	300
22,428	26,283	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	20,798
235,688	255,192	**TOTAL**	251,419

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Canadian Family Justice Fund / Fonds canadien de justice familiale	
		Own Source Revenue / Recettes de provenance interne	
449	449	Miscellaneous / Recettes diverses	449
449	449	**TOTAL - Canadian Family Justice Fund / Fonds canadien de justice familiale**	449
		Crime Prevention / Prévention de la criminalité	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
1,045	1,142	Other / Autres recettes	1,045
1,045	1,142	**TOTAL - Crime Prevention / Prévention de la criminalité**	1,045
		Municipal Police Assistance Account / Compte d'aide aux services de police municipaux	
		Own Source Revenue / Recettes de provenance interne	
1,485	1,768	Fines and Penalties / Amendes et peines	1,631
879	925	Miscellaneous / Recettes diverses	602
2,364	2,693	**TOTAL - Municipal Police Assistance Account / Compte d'aide aux services de police municipaux**	2,233
		National Safety Code Agreement / Entente concernant le Code national de sécurité	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
207	207	Transportation / Transports	207
207	207	**TOTAL - National Safety Code Agreement / Entente concernant le Code national de sécurité**	207

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		NB 911 Service Fund / Fonds pour le service d'urgence NB 911	
		Own Source Revenue / Recettes de provenance interne	
10,600	10,731	Sale of Goods and Services / Vente de biens et services	10,872
10,600	10,731	**TOTAL - NB 911 Service Fund / Fonds pour le service d'urgence NB 911**	10,872
		Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité	
		Own Source Revenue / Recettes de provenance interne	
150	150	Fines and Penalties / Amendes et peines	150
150	150	**TOTAL - Provincial Proceeds of Crime / Unité provinciale des produits de la criminalité**	150
		Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies	
		Own Source Revenue / Recettes de provenance interne	
230	201	Licences and Permits / Licences et permis	230
230	201	**TOTAL - Suspended Driver - Impaired Driving Re-education Program / Programme de réhabilitation des conducteurs ayant perdu leur permis pour conduite avec les facultés affaiblies**	230

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF JUSTICE AND PUBLIC SAFETY /
MINISTÈRE DE LA JUSTICE ET DE LA SÉCURITÉ PUBLIQUE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Victim Services Account / Compte pour les services aux victimes	
		Own Source Revenue / Recettes de provenance interne	
1,350	1,400	Fines and Penalties / Amendes et peines	1,350
2	2	Miscellaneous / Recettes diverses	2
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
1,630	1,673	Victims Fund / Fonds d'aide aux victimes	1,363
2,982	3,075	**TOTAL - Victim Services Account / Compte pour les services aux victimes**	2,715
18,027	18,648	**TOTAL**	17,901

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

LEGISLATIVE ASSEMBLY / ASSEMBLÉE LÉGISLATIVE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Sale of Goods and Services / Vente de biens et services	
		General / Recettes générales	
2	2	Private Bills - Fees / Projets de loi d'intérêt privé - frais	2
2	2	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	2
		Miscellaneous / Recettes diverses	
678	698	Other Miscellaneous Revenue / Autres recettes diverses	680
678	698	Sub-Total - Miscellaneous / Total partiel - recettes diverses	680
680	700	**TOTAL - Own Source Revenue / Recettes de provenance interne**	682
680	700	**TOTAL**	682

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
125	1,050	Other Interest Income / Autres intérêts créditeurs	125
1	1	Foreign Exchange / Opérations de change	1
126	1,051	Sub-Total - Return on Investment / Total partiel - produits de placements	126
		Licences and Permits / Licences et permis	
		Fish and Wildlife / Poisson et faune	
734	763	Angling Leases / Baux de pêche à la ligne	734
200	200	Angling Permit - Crown Reserve Waters / Permis de pêche à la ligne - eaux de la Couronne réservées	200
900	1,036	Angling Licences / Permis de pêche à la ligne	900
750	1,006	Hunting Licences - Moose / Permis de chasse - orignal	950
1,000	1,000	Hunting Licences - Deer, Game and Bird / Permis de chasse - chevreuil, faune et gibier à plumes	1,000
400	400	Hunting Licences - Bear / Permis de chasse - ours	400
45	45	Hunting Licences - Varmint / Permis de chasse - animaux nuisibles	45
15	15	Fish and Wildlife - Other / Poisson et faune - autres	15
46	46	Trapping Licences - Rabbit and Fur Harvester / Permis de trappeurs - lapins et animaux à fourrure	46
70	70	Guides' Badges / Insignes de guides	70
560	560	Hunting Licence Bundles / Forfaits de permis de chasse	560
27	27	Hunting Licences - Wild Turkey / Permis de chasse - dindon sauvage	27
		Forests / Forêts	
10	10	Forest Fire - Recoveries / Incendies de forêt - recouvrements	10
5	5	Scalers' Licences / Permis de mesureurs	5
		Mines / Mines	
74	74	Mining Leases and Agreements / Baux miniers et accords	74
500	500	Mineral Claims and Prospecting Licences / Concessions minières et permis de prospection	500

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Mines (continued) / Mines (suite)	
16	16	Petroleum and Natural Gas Leases and Licences / Baux et licences d'exploitation du pétrole et du gaz naturel	16
53	53	Sand and Gravel Leases / Baux d'exploitation du sable et du gravier	53
119	119	Peat Moss Leases / Baux d'exploitation de la tourbe	119
72	72	Potash Leases / Baux d'exploitation de la potasse	72
1	1	Gypsum Leases / Baux d'exploitation du gypse	1
		General / Recettes générales	
1	1	Protected Natural Areas / Zones naturelles protégées	1
22	22	Wreath Tipping Permits / Permis pour couronnes de Noël	22
5,619	6,041	Sub-Total - Licences and Permits / Total partiel - licences et permis	5,820
		Sale of Goods and Services / Vente de biens et services	
		Intergovernmental / Recettes intergouvernementales	
40	40	Fire Recovery - Out-of-Province / Recouvrements liés aux incendies - à l'extérieur de la province	40
972	3,151	Fire Recovery - Out-of-Province - Designated Revenue / Recouvrements liés aux incendies - à l'extérieur de la province - recettes réservées	972
		Provincial Parks / Parcs provinciaux	
14	14	Park Leases / Baux de parcs	14
		Leases and Rentals / Baux et locations	
160	160	Land Rentals - Other / Locations de terrains - autres	160
1	1	Tidal Power Licence/Lease / Permis/bail pour l'énergie marémotrice	1
1,680	1,680	Recreational Leases / Concessions à bail relatives aux loisirs	1,680
275	275	Land Leases - Other / Baux de terrains - autres	275
627	627	Non-fibre Forestry Leases / Concessions à bail relatives à l'exploitation non fibreuse du bois	627
300	300	Commercial Leases / Concessions à bail commerciales	300
6	6	Railway Land Leases / Concessions à bail de terres de la voie ferrée	6
2,200	1,900	Wind Power Licence/Lease / Permis/bail pour l'énergie éolienne	1,900

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
31	31	Maps and Aerial Photos - Sales / Cartes et photos aériennes - ventes	31
150	350	Musquash River Projects - Sales / Projet de la rivière Musquash - ventes	350
50	50	Seminars - Fees / Colloques - frais	50
15	15	Seed Extraction and Storage Fee / Frais d'extraction et d'entreposage des semences	15
15	15	Tree Seed Sales / Ventes de semences d'arbres	15
275	275	Conservation Education - Designated Revenue / Formation en conservation - recettes réservées	275
21	100	Sales and Services - Other / Ventes et services - autres	100
6,832	8,990	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	6,811
		Royalties / Redevances	
		Forests / Forêts	
75,800	72,900	Timber Royalty / Redevance forestière	73,000
4,500	3,100	Royalties - Timber - First Nations - Designated Revenue / Redevances forestières - Premières Nations - recettes réservées	4,000
300	300	Timber Permit Sales / Ventes d'autorisations de coupe	300
		Mines / Mines	
50	50	Royalties on Oil / Redevances sur le pétrole	31
700	700	Royalties on Peat Moss / Redevances sur la tourbe	700
400	400	Royalties on Sand and Gravel / Redevances sur le sable et le gravier	400
690	690	Royalties on Salt / Redevances sur le sel	690
725	725	Royalties on Natural Gas / Redevances sur le gaz naturel	725
63	100	Royalties on Gypsum / Redevances sur le gypse	100
83,228	78,965	Sub-Total - Royalties / Total partiel - redevances	79,946

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Fines and Penalties / Amendes et peines	
100	100	Fines - Other / Autres amendes	100
90	90	Fish and Wildlife - Fines / Poisson et faune - amendes	90
5	5	Forest Fire - Fines / Incendies de forêt - amendes	5
40	43	Harvesting Penalties / Amendes - coupe de bois	40
3	3	Transportation Certificate - Fines / Certificat de transport - amendes	3
238	241	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	238
		Miscellaneous / Recettes diverses	
12	12	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	12
2	2	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	2
1	1	NSF Cheque Charges / Frais pour chèques sans provision	1
5	5	Other Miscellaneous Revenue / Autres recettes diverses	5
20	20	Sub-Total - Miscellaneous / Total partiel - recettes diverses	20
96,063	95,308	**TOTAL - Own Source Revenue / Recettes de provenance interne**	92,961
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres recouvrements	
3,125	3,125	Fighting and Managing Wildfires in a Changing Climate Program / Programme combattre et gérer les feux de forêt dans un climat en changement	3,875
0	1,000	FireSmart Canada Program / Programme Intelli-feu Canada	2,085
0	181	Other Conditional Grants / Autres subventions conditionnelles	82
3,125	4,306	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	6,042
99,188	99,614	**TOTAL**	99,003

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
		Other / Autres recouvrements	
50	50	Other Land Sales / Autres ventes de terrains	50
50	50	**TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne**	50
		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	
		Other / Autres recouvrements	
0	13,171	2 Billion Trees Program / Programme 2 milliards d'arbres	7,146
0	13,171	**TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada**	7,146
50	13,221	**TOTAL**	7,196

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Fish Stocking Fund / Fonds destiné à l'empoissonnement	
		Own Source Revenue / Recettes de provenance interne	
310	310	Licences and Permits / Licences et permis	310
310	310	**TOTAL - Fish Stocking Fund / Fonds destiné à l'empoissonnement**	310
		Private Woodlot Sustainability Fund / Fonds de durabilité des boisés privés	
		Own Source Revenue / Recettes de provenance interne	
4,500	9,000	Royalties / Redevances	5,000
4,500	9,000	**TOTAL - Private Woodlot Sustainability Fund / Fonds de durabilité des boisés privés**	5,000
		Recoverable Projects / Projets à frais recouvrables	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
0	394	Other / Autres recettes	394
0	394	**TOTAL - Recoverable Projects / Projets à frais recouvrables**	394
		Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers	
		Own Source Revenue / Recettes de provenance interne	
5	5	Return on Investment / Produits de placements	5
1,700	1,700	Licences and Permits / Licences et permis	1,700
1,705	1,705	**TOTAL - Trail Management Trust Fund / Fonds en fiducie pour la gestion des sentiers**	1,705

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF NATURAL RESOURCES / MINISTÈRE DES RESSOURCES NATURELLES
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Wildlife Trust Fund / Fonds en fiducie pour la faune	
		Own Source Revenue / Recettes de provenance interne	
10	10	Return on Investment / Produits de placements	10
1,200	1,200	Licences and Permits / Licences et permis	1,200
5	5	Sale of Goods and Services / Vente de biens et services	5
1,215	1,215	**TOTAL - Wildlife Trust Fund / Fonds en fiducie pour la faune**	1,215
7,730	12,624	**TOTAL**	8,624

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
1,000	1,000	Interest on Loans / Intérêts sur prêts	1,000
		Other / Autres recettes	
800	800	Recoveries - Loans and Guarantees / Recouvrements - prêts et garanties	800
1,800	1,800	Sub-Total - Return on Investment / Total partiel - produits de placements	1,800
		Sale of Goods and Services / Vente de biens et services	
		Leases and Rentals / Baux et locations	
16,000	20,622	Rents - Public Housing Units / Loyers - unités de logement sociaux	21,860
1,800	2,804	Rents - Residential Units / Loyers - unités résidentielles	1,850
		General / Recettes générales	
80	80	Administration Fees - CMHC / Frais administratifs - SCHL	80
10	10	Delivery Fees - CMHC / Frais de livraison - SCHL	10
17,890	23,516	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	23,800
		Miscellaneous / Recettes diverses	
0	108	Other Miscellaneous Revenue / Autres recettes diverses	50
0	108	Sub-Total - Miscellaneous / Total partiel - recettes diverses	50
19,690	25,424	**TOTAL - Own Source Revenue / Recettes de provenance interne**	25,650

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Central Government Services / Services généraux du gouvernement	
39,276	39,276	Recoveries - CMHC / Sommes recouvrées - SCHL	31,470
39,276	39,276	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	31,470
58,966	64,700	**TOTAL**	57,120

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
		Other / Autre recouvrements	
49	49	Other Land Sales / Autres ventes de terrains	49
1	6	Other - Housing / Autre - Logements	1
50	55	**TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne**	50
50	55	**TOTAL**	50

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		CMHC Funding Account / Compte de financement de la SCHL	
		Own Source Revenue / Recettes de provenance interne	
510	510	Return on Investment / Produits de placements	510
510	510	**TOTAL - CMHC Funding Account / Compte de financement de la SCHL**	510
510	510	**TOTAL**	510

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
NEW BRUNSWICK HOUSING CORPORATION /
SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
3,727	3,727	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	3,727
3,727	3,727	**TOTAL**	3,727

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
5,000	3,684	Interest on Loans / Intérêts sur prêts	5,000
0	6,610	Investment Income / Revenus de placements	0
		Other / Autres recettes	
0	1,001	Recoveries - Loans and Guarantees / Recouvrements - prêts et garanties	0
5,000	11,295	Sub-Total - Return on Investment / Total partiel - produits de placements	5,000
		Sale of Goods and Services / Vente de biens et services	
		Leases and Rentals / Baux et locations	
0	1	Land Rentals - Other / Location de terrains - autres	0
		General / Recettes générales	
1,100	500	Designated Revenues / Recettes réservées	1,100
1,100	501	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	1,100
		Miscellaneous / Recettes diverses	
0	139	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
0	9	Other Miscellaneous Revenue / Autres recettes diverses	0
0	148	Sub-Total - Miscellaneous / Total partiel - recettes diverses	0
6,100	11,944	**TOTAL - Own Source Revenue / Recettes de provenance interne**	6,100

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres recouvrements	
0	1,609	International Business Development Agreement - Designated Revenue / Entente sur la promotion du commerce extérieur - recettes réservées	0
0	**1,609**	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	**0**
6,100	13,553	**TOTAL**	6,100

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OPPORTUNITIES NEW BRUNSWICK / OPPORTUNITÉS NOUVEAU-BRUNSWICK
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
10,000	10,000	Financial Assistance to Industry / Programme d'aide financière à l'industrie	10,000
10,000	10,000	**TOTAL**	10,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

OTHER AGENCIES / AUTRES ORGANISMES

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Net Income / Bénéfice net	
248,300	194,300	Net Income / Bénéfice net	212,700
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
2,045	2,012	Other Interest Income / Autres intérêts créditeurs	2,156
250,345	196,312	Sub-Total - Return on Investment / Total partiel - produits de placements	214,856
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
27,419	28,113	Tuition Fees / Frais de scolarité	28,439
0	0	Distance Education / Formation à distance	1,622
19,554	18,562	International Supplementary Fee / Frais supplémentaires internationaux	14,586
7,368	9,964	Training for Industry - Fees / Formation pour l'industrie - droits	6,000
946	1,003	Community Colleges - Sales / Collèges communautaires - ventes	942
1,300	1,493	Learning Fees / Frais d'apprentissage	1,562
830	931	Sales of Goods and Services - Other / Vente de biens et services - autres	1,596
2,703	1,940	College Application Fees / Frais de demande d'admission au collège	2,703
3,372	3,410	Textbook Overhead / Coût des manuels	3,390
63,492	65,416	Sub-Total - Institutional / Total partiel - établissements	60,840
		Leases and Rentals / Baux et locations	
92,250	93,216	Other Leases and Rentals / Autres baux et locations	94,556
300	25	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	569
92,550	93,241	Sub-Total - Leases and Rentals / Total partiel - baux et locations	95,125
		General / Recettes générales	
208,048	215,851	Sales and Services - Other / Ventes et services - autres	197,803
364,090	374,508	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	353,768

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Agency Revenues / Recettes des organismes	
		New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick	
6,075	6,100	Lotteries and Gaming Revenues / Recettes des loteries et des jeux	5,875
6,075	6,100	Sub-Total - Agency Revenues / Total partiel - Recettes des organismes	5,875
		Miscellaneous / Recettes diverses	
0	1	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	0
11,071	11,071	Gifts to the Crown - Other / Dons à la Couronne - autres	8,314
3,025	2,780	Other Grants / Autres subventions	3,032
50,134	48,793	Other Miscellaneous Revenue / Autres recettes diverses	39,015
64,230	62,645	Sub-Total - Miscellaneous / Total partiel - recettes diverses	50,361
684,740	639,565	**TOTAL - Own Source Revenue / Recettes de provenance interne**	624,860
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Education / Éducation	
6,614	6,884	Official Languages in Education Agreement - Program Expansion and Development / Entente concernant les langues officielles dans l'enseignement - élaboration et expansion de programmes	6,385
7,326	9,362	Education - Other / Éducation - autre	9,194
		Health / Santé	
25,023	25,023	Health - Other / Santé - autre	21,258
		Other / Autres recouvrements	
518	689	Other Conditional Grants / Autres subventions conditionnelles	647
39,481	41,958	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	37,484
724,221	681,523	**TOTAL**	662,344

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
OTHER AGENCIES / AUTRES ORGANISMES
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Other Agencies / Autres organismes	
178,600	189,600	Net Income - NB Liquor Corporation / Bénéfice net - Société des alcools du N.-B.	180,000
69,700	4,700	Net Income (Loss) - NB Power / Bénéfice net (perte nette) - Énergie NB	32,700
248,300	194,300	Sub-Total - Other Agencies / Total partiel - autres organismes	212,700
		Consolidated Entities / Entités consolidées	
		EM/ANB Inc. / EM/ANB Inc. Atlantic Education International Inc. / Atlantic Education International Inc. Collège communautaire du Nouveau-Brunswick / Collège communautaire du Nouveau-Brunswick Financial and Consumer Services Commission / Commission des services financiers et des services aux consommateurs Forest Protection Limited / Forest Protection Limited Kings Landing Corporation / Société de Kings Landing New Brunswick Agricultural Insurance Commission / Commission de l'assurance agricole du Nouveau-Brunswick New Brunswick Community College / New Brunswick Community College New Brunswick Credit Union Deposit Insurance Corporation / Société d'assurance-dépôts des caisses populaires du Nouveau-Brunswick New Brunswick Energy and Utilities Board / Commission de l'énergie et des services publics du Nouveau-Brunswick New Brunswick Health and Senior Care Council / Conseil de la santé et des soins aux aînés du Nouveau-Brunswick New Brunswick Legal Aid Services Commission / Commission des services d'aide juridique du Nouveau-Brunswick New Brunswick Lotteries and Gaming Corporation / Société des loteries et des jeux du Nouveau-Brunswick Nursing Homes / Foyers de soins Recycle New Brunswick / Recycle Nouveau-Brunswick Regional Health Authorities / Régies régionales de la santé Research and Productivity Council / Conseil de la recherche et de la productivité Service New Brunswick / Service Nouveau-Brunswick	
475,921	487,223	Sub-Total - Consolidated Entities / Total partiel - entités consolidées	449,644
724,221	681,523	**TOTAL**	662,344

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
5	95	Other Interest Income / Autres intérêts créditeurs	95
12,934	12,037	Concessionary Loan Amortization / Amortissement des prêts concessionnels	12,934
12,939	12,132	Sub-Total - Return on Investment / Total partiel - produits de placements	13,029
		Licences and Permits / Licences et permis	
		General / Recettes générales	
472	1,426	*Apprenticeship and Occupational Certification Act* - Designated Revenue / *Loi sur l'apprentissage et la certification professionnelle* - recettes réservées	475
65	65	*Private Occupational Training Act* - Registration / *Loi sur la formation professionnelle dans le secteur privé* - enregistrement	65
537	1,491	Sub-Total - Licences and Permits / Total partiel - licences et permis	540
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
40	30	New Brunswick Public Libraries / Bibliothèques publiques du Nouveau-Brunswick	30
50	0	Virtual Learning Strategist - Fee-for-service / Stratégiste d'apprentissage virtuel – frais de service	0
		General / Recettes générales	
2,264	1,999	Workers' Compensation Appeals Tribunal - Designated Revenue / Tribunal d'appel des accidents au travail - recettes réservées	1,900
1,700	1,729	Office of Advocates Services - Designated Revenue / Bureau des services de défenseurs - recettes réservées	1,700
600	675	Immigrant Application Fee / Droit associé aux demandes en matière d'immigration	600
4,654	4,433	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	4,230

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
300	750	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	300
4,940	17,240	Other Miscellaneous Revenue / Autres recettes diverses	8,240
5,240	17,990	Sub-Total - Miscellaneous / Total partiel - recettes diverses	8,540
23,370	36,046	**TOTAL - Own Source Revenue / Recettes de provenance interne**	26,339
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Education / Éducation	
14,942	14,853	Workforce Development Agreement / Entente sur le développement de la main-d'oeuvre	14,853
94,785	94,821	Labour Market Development Agreement / Entente sur le développement du marché du travail	94,287
1,200	1,648	Canada Student Loans - Designated Revenue / Régime canadien de prêts aux étudiants - recettes réservées	1,600
		Other / Autres recouvrements	
0	795	Provision of French Language Services Agreement / Provision sur l'accord sur les services en français	0
3,364	3,502	Other Conditional Grants / Autres subventions conditionnelles	2,050
114,291	115,619	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	112,790
137,661	151,665	**TOTAL**	139,129

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Canada Student Loans / Régime canadien de prêts aux étudiants	
		Own Source Revenue / Recettes de provenance interne	
650	329	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	200
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
2,050	25	Other / Autres recouvrements	0
2,700	354	**TOTAL - Canada Student Loans / Régime canadien de prêts aux étudiants**	200
		Library Trust Fund / Fonds en fiducie pour les bibliothèques	
		Own Source Revenue / Recettes de provenance interne	
300	300	Miscellaneous / Recettes diverses	300
300	300	**TOTAL - Library Trust Fund / Fonds en fiducie pour les bibliothèques**	300
		Recoverable Projects / Projets à frais recouvrables	
		Own Source Revenue / Recettes de provenance interne	
2,116	1,737	Miscellaneous / Recettes diverses	2,349
2,116	1,737	**TOTAL - Recoverable Projects / Projets à frais recouvrables**	2,349
5,116	2,391	**TOTAL**	2,849

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		New Brunswick College of Craft and Design / New Brunswick College of Craft and Design	
		Users / Utilisateurs	
		Own Source Revenue / Recettes de provenance interne	
1	1	Return on Investment / Produits de placements	1
1,515	1,529	Sale of Goods and Services / Vente de biens et services	1,538
0	104	Miscellaneous / Recettes diverses	0
1,516	1,634	**TOTAL - Own Source Revenue / Recettes de provenance interne**	1,539
1,516	1,634	**TOTAL - Users / Utilisateurs**	1,539
3,439	3,661	Transfers from Departments / Transferts des ministères *	3,735
4,955	5,295	**New Brunswick College of Craft and Design / New Brunswick College of Craft and Design**	5,274
4,955	5,295	**TOTAL**	5,274

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL
LOANS AND ADVANCES / PRÊTS ET AVANCES

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Recoveries / Recouvrements	
45,000	45,508	Loans to Students / Prêts aux étudiants	45,000
45,000	45,508	**TOTAL**	45,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
150	150	Interest on Loans / Intérêts sur prêts	150
180	180	Other Interest Income / Autres intérêts créditeurs	180
330	330	Sub-Total - Return on Investment / Total partiel - produits de placements	330
		Sale of Goods and Services / Vente de biens et services	
		Leases and Rentals / Baux et locations	
732	732	Other Leases and Rentals / Autres baux et locations	732
732	732	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	732
		Miscellaneous / Recettes diverses	
0	10	Other Miscellaneous Revenue / Autres recettes diverses	0
0	10	Sub-Total - Miscellaneous / Total partiel - recettes diverses	0
1,062	1,072	**TOTAL - Own Source Revenue / Recettes de provenance interne**	1,062
1,062	1,072	**TOTAL**	1,062

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Canada Housing Infrastructure Fund / Fonds canadien pour les infrastructures liées au logement	
		Own Source Revenue / Recettes de provenance interne	
0	0	Transfers from Departments / Transferts des ministères *	12,500
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
0	0	Economic Development / Développement économique	3,500
0	0	**TOTAL - Canada Housing Infrastructure Fund / Fonds canadien pour les infrastructures liées au logement**	16,000
		Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	
		Own Source Revenue / Recettes de provenance interne	
58,900	58,900	Transfers from Departments / Transferts des ministères *	30,500
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
106,200	90,825	Economic Development / Développement économique	139,013
165,100	149,725	**TOTAL - Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée**	169,513
		Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
9,335	8,480	Economic Development / Développement économique	0
9,335	8,480	**TOTAL - Low Carbon Economy Leadership Fund / Fonds du leadership pour une économie à faibles émissions de carbone**	0

* Inter-account transaction account / Compte d'opérations intercomptes

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
900	265	Economic Development / Développement économique	489
900	265	**TOTAL - New Building Canada Fund - Small Communities Fund / Nouveau Fonds Chantiers Canada - Fonds des petites collectivités**	489
175,335	158,470	**TOTAL**	186,002

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Licences and Permits / Licences et permis	
		General / Recettes générales	
33	33	Nursing Homes - Special Care Licences / Foyers de soins - permis de soins spéciaux	33
33	33	Sub-Total - Licences and Permits / Total partiel - licences et permis	33
		Miscellaneous / Recettes diverses	
4,200	4,200	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	4,200
800	800	Family Court Payments / Tribunal de la famille - versements	800
175	175	Other Miscellaneous Revenue / Autres recettes diverses	175
5,175	5,175	Sub-Total - Miscellaneous / Total partiel - recettes diverses	5,175
5,208	5,208	**TOTAL - Own Source Revenue / Recettes de provenance interne**	5,208
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Health / Santé	
21,374	21,374	Healthy Seniors Pilot Project / Projet pilote sur les aînés en santé	0
0	1,400	Safe Long-term Care Fund / Fonds pour la sécurité des soins de longue durée	0
18,447	18,447	Aging with Dignity / Vieillir dans la dignité	13,390
		Other / Autres recouvrements	
0	1,778	Unsheltered Homelessness and Encampments Initiative / L'initiative de lutte contre l'itinérance hors refuge et les campements	1,778
39,821	42,999	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	15,168
45,029	48,207	**TOTAL**	20,376

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
1	1	Foreign Exchange / Opérations de change	1
1	1	Sub-Total - Return on Investment / Total partiel - produits de placements	1
		Sale of Goods and Services / Vente de biens et services	
		Institutional / Établissements	
1,250	945	Village Historique Acadien / Village historique acadien	1,039
		Provincial Parks / Parcs provinciaux	
1,776	1,500	Park Entrance Fees / Droits d'entrée dans les parcs	1,200
65	99	Golf Fees / Frais de jeu - golf	70
25	25	Marina Fees / Droits - ports de plaisance	25
2,676	2,516	Camp Fees / Droits - terrains de camping	2,676
420	448	Ski Fees / Droits - ski	424
200	367	Other Park Revenues / Autres recettes provenant des parcs	204
40	60	Park Concessions / Concession de parcs	50
20	0	Retail Revenue / Recettes de détail	0
50	0	Restaurant Sales / Ventes de restaurants	0
		General / Recettes générales	
300	300	Larry's Gulch Lodge / Chalet Larry's Gulch	300
50	25	Advertising / Publicités	50
6,872	6,285	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	6,038

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Miscellaneous / Recettes diverses	
4	4	Prior Years Expenditure Recoveries / Recouvrements des dépenses des années antérieures	4
4	4	Sub-Total - Miscellaneous / Total partiel - recettes diverses	4
6,877	6,290	**TOTAL - Own Source Revenue / Recettes de provenance interne**	6,043
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
		Other / Autres recouvrements	
875	1,125	Other Conditional Grants / Autres subventions conditionnelles	875
875	1,125	**TOTAL - Conditional Grants - Canada / Subventions conditionnelles - Canada**	875
7,752	7,415	**TOTAL**	6,918

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts	
		Own Source Revenue / Recettes de provenance interne	
3,130	3,130	Lottery Revenue / Recettes des loteries	3,130
3,130	3,130	**TOTAL - Arts Development Trust Fund / Fonds en fiducie pour l'avancement des arts**	3,130
		GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport	
		Conditional Grants - Canada / Subventions conditionnelles - Canada	
394	394	Other / Autres recouvrements	401
394	394	**TOTAL - GO NB! - Taking Action Through Sport / Allez-y NB! - L'action par le sport**	401
		Parlee Beach Maintenance / Entretien de la plage Parlee	
		Own Source Revenue / Recettes de provenance interne	
79	120	Sale of Goods and Services / Vente de biens et services	79
79	120	**TOTAL - Parlee Beach Maintenance / Entretien de la plage Parlee**	79
		Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport	
		Own Source Revenue / Recettes de provenance interne	
2,000	2,000	Lottery Revenue / Recettes des loteries	2,000
2,000	2,000	**TOTAL - Sport Development Trust Fund / Fonds en fiducie pour l'avancement du sport**	2,000

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett	
		Own Source Revenue / Recettes de provenance interne	
10	10	Return on Investment / Produits de placements	10
10	10	**TOTAL - Viscount Bennett Trust Fund / Fonds en fiducie du Vicomte Bennett**	10
5,613	5,654	**TOTAL**	5,620

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks	
		Own Source Revenue / Recettes de provenance interne	
5,453	5,450	Sale of Goods and Services / Vente de biens et services	5,187
5,453	5,450	**TOTAL - Hopewell Rocks Provincial Park / Parc provincial Hopewell Rocks**	5,187
		Mactaquac Golf Course / Terrain de golf Mactaquac	
		Own Source Revenue / Recettes de provenance interne	
1,531	1,506	Sale of Goods and Services / Vente de biens et services	1,536
1,531	1,506	**TOTAL - Mactaquac Golf Course / Terrain de golf Mactaquac**	1,536
		Parlee Beach Campground / Terrain de camping de la plage Parlee	
		Own Source Revenue / Recettes de provenance interne	
991	823	Sale of Goods and Services / Vente de biens et services	768
991	823	**TOTAL - Parlee Beach Campground / Terrain de camping de la plage Parlee**	768
		Sugarloaf Lodge / Pavillon Sugarloaf	
		Own Source Revenue / Recettes de provenance interne	
475	475	Sale of Goods and Services / Vente de biens et services	485
475	475	**TOTAL - Sugarloaf Lodge / Pavillon Sugarloaf**	485

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE /
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Other Provincial Parks / Autres parcs provinciaux	
		Own Source Revenue / Recettes de provenance interne	
836	833	Sale of Goods and Services / Vente de biens et services	624
836	833	**TOTAL - Other Provincial Parks / Autres parcs provinciaux**	624
9,286	9,087	**TOTAL**	8,600

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Own Source / Provenance interne	
		Return on Investment / Produits de placements	
		Interest and Investment Income / Intérêts créditeurs et revenus de placements	
5	5	Other Interest Income / Autres intérêts créditeurs	5
5	5	Sub-Total - Return on Investment / Total partiel - produits de placements	5
		Licences and Permits / Licences et permis	
		Motor Vehicle / Véhicules à moteur	
1,700	2,000	*Motor Vehicle Act* - Fees / *Loi sur les véhicules à moteur* - droits	1,700
15	2	*Motor Carrier Act* - Fees / *Loi sur les transports routiers* - droits	2
1,715	2,002	Sub-Total - Licences and Permits / Total partiel - licences et permis	1,702
		Sale of Goods and Services / Vente de biens et services	
		Intergovernmental / Recettes intergouvernementales	
2,389	2,389	Recoveries from Municipalities - General Maintenance / Recouvrements des municipalités - entretien général	2,594
336	326	Recoveries - General Maintenance - First Nations / Recouvrements - entretien général - Premières Nations	326
		Leases and Rentals / Baux et locations	
1,475	1,500	Land Rentals - Other / Location de terrains - autres	1,475
355	285	Rents - Provincial Buildings / Loyers - bâtiments provinciaux	355

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
ORDINARY ACCOUNT / COMPTE ORDINAIRE

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		General / Recettes générales	
30	15	Highway Signs - Sales / Panneaux routiers - ventes	30
30	30	Commercial Sign Recoveries - Designated Revenue / Enseignes commerciales - recouvrements - recettes réservées	30
120	140	Central Heating Plant - Sales / Centrale de chauffage - ventes	120
33	45	Industrial Parks - Water and Sewage Service / Parcs industriels - réseaux d'eau et d'égouts	33
4,768	4,730	Sub-Total - Sale of Goods and Services / Total partiel - vente de biens et services	4,963
		Fines and Penalties / Amendes et peines	
30	37	*Highway Act* - Fines / *Loi sur la voirie* - amendes	30
30	37	Sub-Total - Fines and Penalties / Total partiel - amendes et peines	30
		Miscellaneous / Recettes diverses	
1	0	Government Assigned Vehicles - Recoveries from Employees / Véhicules du gouvernement - recouvrements auprès des employés	1
250	350	Other Miscellaneous Revenue / Autres recettes diverses	250
251	350	Sub-Total - Miscellaneous / Total partiel - recettes diverses	251
6,769	7,124	**TOTAL - Own Source Revenue / Recettes de provenance interne**	6,951
6,769	7,124	**TOTAL**	6,951

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Gross Capital Revenue / Recettes brutes en capital	
		Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	
		Other / Autres recouvrements	
3,100	4,763	Other / Autres recouvrements	3,100
3,100	4,763	**TOTAL - Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne**	3,100
		Capital Recoveries - Canada / Recouvrements au compte de capital - Canada	
		Transportation / Transports	
5,060	5,064	National Trade Corridors Fund / Fonds national des corridors commerciaux	1,238
13,880	8,584	New Building Canada Fund - Provincial-Territorial Infrastructure Component / Nouveau Fonds Chantiers Canada - volet infrastructures provinciales-territoriales	7,718
		Economic Development / Développement économique	
2,100	1,953	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	2,018
		Other / Autres recouvrements	
2,580	1,117	Disaster Mitigation and Adaptation Fund / Fonds d'atténuation et d'adaptation en matière de catastrophes	2,150
23,620	16,718	**TOTAL - Capital Recoveries - Canada / Recouvrements au compte de capital - Canada**	13,124
26,720	21,481	**TOTAL**	16,224

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL PURPOSE ACCOUNT / COMPTE À BUT SPÉCIAL

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Land Management Fund / Fonds pour l'aménagement des terres	
		Own Source Revenue / Recettes de provenance interne	
30	176	Sale of Goods and Services / Vente de biens et services	30
0	200	Miscellaneous / Recettes diverses	0
620	1,350	Capital Recoveries - Own Source / Recouvrements au compte de capital - provenance interne	620
650	1,726	**TOTAL - Land Management Fund / Fonds pour l'aménagement des terres**	650
650	1,726	**TOTAL**	650

COMPARATIVE STATEMENT OF ESTIMATED REVENUE / ÉTAT COMPARATIF DES RECETTES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
SPECIAL OPERATING AGENCIES / ORGANISMES DE SERVICES SPÉCIAUX

(In thousands of dollars / En milliers de dollars)

2024–2025 ESTIMATE / PRÉVISIONS	2024–2025 REVISED / RÉVISÉES	SOURCE / PROVENANCE	2025–2026 ESTIMATE / PRÉVISIONS
		Vehicle Management Agency / Agence de gestion des véhicules	
		Own Source Revenue / Recettes de provenance interne	
107,600	110,000	Chargeback to Clients / Rétrofacturation aux clients *	113,020
800	800	Capital - Recoveries / Recouvrements au compte de capital	800
108,400	110,800	**TOTAL - Vehicle Management Agency / Agence de gestion des véhicules**	113,820
108,400	110,800	**TOTAL**	113,820

* Inter-account transaction account / Compte d'opérations intercomptes